UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Apple Hospitality REIT, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

EMBASSY SUITES

Residence INN

COURTYARD Marriott

HYATT house

SPRINGHILL SUITES

COURTYARD

APPLE HOSPITALITY REIT

NYSE: APLE

2024

Notice of Annual Meeting of Shareholders and Proxy Statement

DEAR SHAREHOLDERS,

On behalf of our Board of Directors and our corporate team, thank you for your investment in Apple Hospitality REIT, Inc. We are pleased to have achieved another year of strong operating performance in 2023, which positioned us well to strategically grow our portfolio and provide our shareholders with attractive distributions. Throughout our history, we have implemented a responsible and effective investment strategy with the intent to mitigate risks of investing in the lodging industry, drive strong operating results through all market conditions and maximize shareholder value. Our strategy of owning rooms-focused hotels aligned with industry-leading brands, operated by best-in-class management companies and broadly diversified across a variety of markets while maintaining a strong and flexible balance sheet, disciplined capital allocation and the highest standards of corporate governance has proven successful across economic cycles. We are confident this strategy, combined with the underlying knowledge and experience of our Board of Directors and our corporate team, has us well positioned for continued outperformance in the years to come.

During 2023, operating fundamentals continued to strengthen across our portfolio of hotels, driven by resilient leisure demand and steady improvements in business travel. In addition, we thoughtfully grew our portfolio with the acquisition of six hotels, enhanced the quality of our hotels through a variety of capital improvement projects, provided our shareholders with attractive distributions, maintained the strength and flexibility of our balance sheet, and further enhanced our corporate responsibility initiatives and disclosures.

Our portfolio is one of the largest and most geographically diverse portfolios of rooms-focused hotels in the United States. Our hotels span 87 markets in 37 states and are franchised with the industry-leading Marriott, Hilton and Hyatt families of brands. The brands that we affiliate with and our third-party hotel operators share our high standards and integrate environmental sustainability and social responsibility in ways that enhance hotel operations, team member development, local community outreach and overall guest well-being. We work closely with the management teams at our hotels, brand representatives and industry colleagues to implement initiatives to reduce the environmental impact of our hotels; further advance diverse, equitable and inclusive workplaces in our hotels; and ensure the health, safety, security and well-being of hotel associates and guests.

Over the past year, together with third-party energy consultants, we established an emissions reporting platform and reported Scope 1 and 2 greenhouse gas emissions for 2022. Our teams are committed to continuous improvement, and to this end our capital investment and asset management departments, together with our third-party management companies, brands, industry colleagues and energy consultants, implement and monitor sustainability initiatives and work to develop and execute strategies as part of our asset management, disposition, acquisition and reinvestment analysis that will further contribute to and inform our energy, water and waste management initiatives. We are dedicated to reducing the environmental impact of our hotels over time and look forward to tracking our progress towards reducing emissions in the years ahead.

We are dedicated to excellence and committed to operating with integrity and accountability. Our Board of Directors includes individuals with leadership skills and relevant experience in finance, investing, business strategy, real estate, hospitality, ESG and risk management, and we have incorporated strong governance practices that we believe align with the best interests of our shareholders. We value diversity and believe it is desirable for our Board of Directors to include individuals who represent a mix of viewpoints, experiences and backgrounds, including racial, ethnic and gender diversity. Our Board of Directors plays an important role in the risk oversight of the Company, and together with our Board of Directors, we regularly assess and evaluate risks to our business and develop strategies to mitigate them where possible.

During 2023, our team continued to prioritize shareholder engagement. In addition to our quarterly earnings and regular shareholder communications, our team actively participated in numerous outreach initiatives, both in person and virtually, including industry conferences, company presentations, analyst meetings, investor road shows and individual meetings. These interactions allowed us to gain valuable insight into the topics that were most important to our shareholders as well as their expectations for our future performance. They also gave us the opportunity to answer specific questions related to our business, operations, strategies, environmental stewardship, social responsibility, corporate governance and executive compensation. We value the feedback we received during these meetings and look forward to continuing the dialogue through future engagement.

We remain steadfast in our commitment to maximizing long-term value for our shareholders through strong operational performance, disciplined capital allocation, strategic growth, leading corporate governance, and high corporate responsibility standards. The travel industry has proven resilient, and as we look ahead, we believe we are incredibly well positioned for continued outperformance.

Sincerely,

Justin G. Knight

Chief Executive Officer and Director

Notice of the 2024 Annual Meeting of Shareholders

to be Held on Thursday, May 23, 2024

When Thursday, May 23, 2024 9:00 a.m. Eastern Time	Where Courtyard and Residence Inn Richmond Downtown 1320 East Cary Street Richmond, VA 23219	Record Date March 26, 2024

MATTERS TO BE VOTED ON AT THE ANNUAL MEETING

2024 PROPOSALS	Board Recommends	For More Information
Proposal 1: Election of nine (9) directors named in the Proxy Statement to the Board of Directors, each for a term of one year.	For each nominee	pg. 12
Proposal 2: Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm to serve for 2024.	For	pg. 29
Proposal 3: Consideration of an advisory vote regarding the approval of compensation paid to certain executive officers by the Company.	For	pg. 36
Proposal 4: Approval of the Apple Hospitality REIT, Inc. 2024 Omnibus Incentive Plan.	For	pg.65

Shareholders will also transact such other business as may properly come before the meeting.

If you were a holder of record of any common shares of Apple Hospitality REIT, Inc. at the close of business on March 26, 2024 (the "Record Date"), you are entitled to vote at the Annual Meeting of Shareholders (the "Annual Meeting”). If you are present at the Annual Meeting, you may vote in person even if you have previously returned a proxy card.

REGARDLESS OF THE NUMBER OF SHARES YOU HOLD, AS A SHAREHOLDER YOUR ROLE IS VERY IMPORTANT, AND THE BOARD STRONGLY ENCOURAGES YOU TO EXERCISE YOUR RIGHT TO VOTE.

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, PLEASE VOTE ONLINE, BY PHONE OR BY SIGNING, DATING AND RETURNING THE PROXY CARD. IF YOU ATTEND THE MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

The Company is furnishing its Proxy Statement, proxy card and 2023 Annual Report on Form 10-K, which includes the Company's audited consolidated financial statements for the year ended December 31, 2023 (the “Annual Report”) to you electronically via the Internet, instead of mailing printed copies of those materials to each shareholder. The Company has sent to its shareholders a notice and electronic delivery of the proxy materials (the "Notice of Internet Availability") that provides instructions on how to access its proxy materials on the Internet, how to request and receive a paper copy of the Proxy Statement, Annual Report and proxy card for the Annual Meeting and future meetings of shareholders, and how to vote online at www.proxyvote.com. Shareholders can also call 1-800-579-1639 to request proxy materials or 1-800-690-6903 to vote by telephone. Additionally, this Proxy Statement and the Annual Report are available at http://materials.proxyvote.com/03784Y. Please read the enclosed information carefully before submitting your proxy.

Information: The Notice of Internet Availability, this Proxy Statement and related proxy materials are being mailed or made available to shareholders on or about April 9, 2024. Copies of this Proxy Statement, the Company’s proxy card and our Annual Report are available at http://materials.proxyvote.com/03784Y.

By Order of the Board of Directors,

Matthew P. Rash

Secretary

April 9, 2024

PROXY SUMMARY

This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all the information that you should consider, and you should carefully read the entire Proxy Statement before voting. This Proxy Statement, the Company’s 2023 Annual Report on Form 10-K, which includes the Company’s audited consolidated financial statements for the year ended December 31, 2023, (the “Annual Report”), and the proxy card are first being made available, and a notice and electronic delivery of the proxy materials (the “Notice of Internet Availability”) is first being mailed, to shareholders on or about April 9, 2024.

COMPANY OVERVIEW

Apple Hospitality REIT, Inc. (the “Company” or “Apple Hospitality”) (NYSE: APLE) is a publicly traded real estate investment trust that owns one of the largest and most diverse portfolios of upscale, rooms-focused hotels in the United States. The Company was formed in 2007 and through its predecessor companies has a history in the lodging industry of more than 20 years. Apple Hospitality was structured to mitigate risks associated with investing in the lodging industry and to maximize operating results through all market conditions. Throughout its history, the Company's strategy has been straightforward: own hotels with broad consumer appeal; broadly diversify its portfolio across a variety of U.S. markets and demand generators; align with the best lodging brands and hospitality management teams in the industry; consistently reinvest in its hotels; maximize value through disciplined capital allocation; maintain financial flexibility with low levels of debt; and foster a work environment where team members are valued and the Company's mission is fulfilled.

225 HOTELS	15 BRANDS	88 MARKETS	$1.3B TOTAL 2023 REVENUE
29,900 GUEST ROOMS	30 BRAND AND INDUSTRY ADVISORY BOARDS	38 STATES	63 EMPLOYEES
99% ROOMS-FOCUSED HOTELS	16 MANAGEMENT COMPANIES	19M TOTAL SQUARE FOOTAGE	50% OF EXECUTIVE TEAM IS FEMALE

Note: Statistics are as of December 31, 2023.

WELLS FARGO
Bank of America
COURTYARD
Residence Inn
FREEDOM
OF RELIGION
IS THE MOST
INALIENABLE
ALL HUMAN
RIGHTS
THOMAS JEFFERSON
1819

Hyatt House Salt Lake City/Downtown	Courtyard & Residence Inn Richmond Downtown	AC Hotel Louisville Downtown

MISSION

Apple Hospitality is a leading real estate investment company committed to increasing shareholder value through the distribution of attractive dividends and long-term capital appreciation.

1

VALUES

HOSPITALITY	We are thoughtful in our interactions with others and know that strong, caring relationships are the core of our industry.
RESOLVE	We are passionate about the work we do and are steadfast in our commitment to our shareholders.
EXCELLENCE	We are driven to succeed and improve through innovation and perseverance.
INTEGRITY	We are trustworthy and accountable.
TEAMWORK	We support and empower one another, embracing diversity of opinion and background.

BOARD COMPOSITION AT A GLANCE

The Board of Directors (the “Board” or “Board of Directors”) and the Nominating and Corporate Governance Committee (the "Governance Committee") of Apple Hospitality are committed to ensuring that the Board is composed of a highly capable and diverse group of directors who collectively provide a significant breadth of experience, knowledge, perspective and ability to effectively represent the interest of shareholders, drive shareholder value and reflect the Company's corporate values. Refer to Proposal 1. Election of Directors below on page 12 and the Corporate Governance section below on page 21 for more information on the Company’s Board of Directors.

Apple Hospitality’s director nominees have a diversity of skills, viewpoints and expertise relevant to overseeing the Company’s business and strategy, including the following areas:

2

2023 BUSINESS AND FINANCIAL HIGHLIGHTS

* Note: Refer to Exhibit 1 for the reconciliation to net income determined in accordance with Generally Accepted Accounting Principles ("GAAP") of the non-GAAP financial measure, Modified Funds from Operations ("MFFO").

• 2023 operating performance driven by strong leisure and improving business demand, consisting of both transient and small group bookings	• 2023 revenue per available room ("RevPAR") was $115.60, an increase of 6.6% from 2022
• Portfolio management and historically low supply growth further position portfolio for outperformance	• Consistently paid regular monthly cash distributions during 2023 and declared a special distribution

The following chart compares the Company's performance with the performance of its peers and specific industry indices using total shareholder return ("TSR"). Refer to the "Shareholder Return Metrics" section within "Compensation Discussion and Analysis," on page 45, for details on who is included in the Company's peer group.

3

EXECUTIVE COMPENSATION

The following is a summary of the Company’s 2023 target executive incentive compensation awards for its Named Executive Officers ("NEOs"). These are designed to reward achievement of annual operational/financial performance measures and annual/multi-year TSR measures. For additional information on the Company’s executive compensation, please refer to "Compensation Discussion and Analysis," beginning on page 37.

4

CORPORATE RESPONSIBILITY

Apple Hospitality owns one of the largest and most geographically diverse portfolios of rooms-focused hotels in the United States. The Company is dedicated to making a positive impact on its local community and the many communities its hotels serve. The Company is mindful of its environmental footprint and committed to reducing its impact over time. Apple Hospitality has worked to uphold high environmental, social and governance ("ESG") standards and believes these key areas of focus are an integral part of driving long-term value for its shareholders.

The Company's ESG strategy aims to enhance long-term value for its shareholders through responsible investment in sustainable and equitable practices at the corporate and property levels that: strengthen the resilience of the Company and its hotels while minimizing its overall environmental impact and enhancing the value of its assets; encourage stakeholder engagement and advance human capital; and make positive contributions throughout the Company, the hotel industry, its local community and the many communities its hotels serve. The Company's ESG strategy begins with its responsible investment in efficient rooms-focused hotels that are aligned with industry-leading brands, operated by exceptional management companies and broadly diversified across a wide variety of markets and is supported by the highest standards of corporate governance and ethics.

ESG OVERSIGHT

Apple Hospitality’s Board of Directors understands the importance of the Company’s programs, policies and initiatives related to environmental stewardship, social responsibility and governance and, through its Governance Committee, oversees the Company’s ESG strategy and initiatives. In 2022, the Board approved changes to the Governance Committee's Charter to formalize the Governance Committee’s role in reviewing the Company’s policies, programs and practices related to corporate responsibility and sustainability and climate-related risks and opportunities. The Governance Committee regularly receives reports from the Company’s Environmental, Social and Governance Advisory Committee (the “ESG Advisory Committee”) on the Company’s progress toward established initiatives and goals at the Governance Committee meetings. The Governance Committee, in turn, reports to the full Board of Directors on a routine basis.

The ESG Advisory Committee was created to centralize the establishment, review and internal oversight of the Company’s sustainability and corporate responsibility initiatives and to evaluate climate-related risks and opportunities. The ESG Advisory Committee includes the Company’s Chief Financial Officer, Chief Legal Officer and Vice President of Investor Relations and receives support from other Company departments, including asset management, capital investments, acquisitions and dispositions, financial reporting and risk management. The Chief Financial Officer and Chief Legal Officer report directly to the Company’s Chief Executive Officer, who serves on the Company's Board of Directors, and both participate in Governance Committee and Audit Committee meetings, regularly providing updates on the Company’s climate-related risks and opportunities and its sustainability initiatives. In addition, the Chief Financial Officer, along with the Chief Executive Officer, regularly engage with external stakeholders, investors and analysts on matters related to climate risks and opportunities and sustainability initiatives for the Company's hotels. Refer to the chart below for the hierarchical structure of ESG Oversight within the Company.

5

Apple Hospitality has established responsibilities within the Company's capital investment, asset management and risk management departments to implement, monitor and evaluate its sustainability initiatives and climate-related risks and opportunities. The Company’s asset disposition and acquisition analysis is also influenced by its evaluation of climate-related risks and opportunities. The ESG Advisory Committee, with cross-departmental support, conducts surveys of the Company’s third-party property managers, focusing on the implementation of the Company’s corporate sustainability initiatives and seeking feedback on opportunities to increase investments in climate-related initiatives. The results of those surveys are used to guide the Company’s capital investment plans and evaluate opportunities for continuous improvement.

In addition, the Board’s Audit Committee is tasked with oversight responsibility for the Company’s enterprise risk management and risk management policies, including those related to cybersecurity and cyber risks.

ENVIRONMENTAL STEWARDSHIP STRATEGY

Areas of focus:
•
Invest in sustainable practices at the corporate and property levels to strengthen the resilience of the Company and its hotels while minimizing the Company’s overall environmental impact and enhancing asset value.
•
Leverage the procurement, logistics and supply chain programs established by the Company's franchise brands to responsibly source materials for hotel renovations.

•
Leverage the sustainability programs of the Marriott, Hilton and Hyatt brand families and the Company's third-party management companies.
•
Continue to engage energy consultants to identify opportunities that improve the Company's environmental performance through increased energy efficiency, water conservation, waste management and renewable energy opportunities.

The Company established a formal energy management program in 2018 and adopted a formal Environmental Policy in 2020 to ensure that energy efficiency, water conservation and waste management are a priority not only within the Company, but also with the Company’s third-party management companies and brands. In both 2023 and 2022, the Company published a Corporate Responsibility Report, including, as they relate to environmental matters, the Company’s responsible investments, sustainability initiatives and environmental stewardship priorities. In the 2023 Corporate Responsibility Report, the Company reported both Scope 1 and 2 greenhouse gas emissions for 2022. To further support and evaluate the Company’s sustainability initiatives and standards, the Company continues to evaluate reduction goals for its primary environmental impacts.

6

Due to the efficient operating model and strong consumer preference, the Company is primarily invested in rooms-focused hotels, which the Company believes are more environmentally efficient than full-service hotels and resorts and use less electricity, water and natural gas on a per-square-foot basis. In addition to its overall strategy of investing in rooms-focused hotels, the Company is committed to identifying and incorporating sustainability opportunities into its investment and asset management strategies, with a focus on minimizing its environmental impact through reductions in energy and water usage and improvements in waste management. The Company’s hotels are concentrated in the Marriott, Hilton and Hyatt brand families. In addition to the initiatives the Company implements at its hotels through its asset management strategies, the Company also works with its third-party management companies to leverage brand initiatives to further drive sustainability across its hotels.

The Company seeks to invest in proven sustainability practices when renovating its hotels and in portfolio-wide capital projects that can enhance asset value while also improving environmental performance. For example, the Company has realized cost savings and reductions in its carbon footprint through the installation of energy efficient lighting, energy management systems, smart irrigation systems and the use of energy and water conservation guidelines at the property level, with 100% of the Company’s portfolio enrolled in the U.S. Environmental Protection Agency’s ENERGY STAR® program. Additionally, as part of the Company’s acquisition due diligence, the Company performs sustainability assessments to identify areas of opportunity that will improve the property’s environmental performance, and when working with developers to construct new hotels, strives to implement environmentally efficient construction and building functionality. For example, in 2020, the Company acquired the newly constructed Hyatt House and Hyatt Place in Tempe, Arizona, that are LEED Certified®. In 2021, the Company acquired a Hampton Inn & Suites in Portland, Oregon that was constructed with a green roof system. In 2022, the Company acquired an AC Hotel in Louisville, Kentucky and an AC Hotel in Pittsburgh, Pennsylvania, both of which are LEED Certified®. In 2024, the Company acquired an AC Hotel in Washington D.C. that is LEED Certified® and was constructed with a green roof system. Additional information related to the Company’s sustainability initiatives can be found on the Company’s website at https://applehospitalityreit.com/corporate-responsibility/. Information on or accessible through the Company’s website is not and should not be considered part of this Proxy Statement.

SOCIAL RESPONSIBILITY INITIATIVES

Areas of focus:
•
Prioritize the advancement of human capital.
•
Make positive contributions throughout the Company, the hotel industry, the Company's local community and the many communities its hotels serve.
•
Advance diversity, equity and inclusion in the workplace and foster an innovative, collaborative work environment where employees feel valued and empowered to grow their careers.

•
Champion the health, safety and well-being of employees, the associates at the Company's hotels and its hotel guests.
•
Leverage the social responsibility programs of the Marriott, Hilton and Hyatt brand families and the Company's third-party management companies.

Apple Hospitality is dedicated to making a positive impact throughout the Company, its local community, the hospitality industry and the many communities served by the Company’s hotels. The safety, health and well-being of guests, hotel associates and employees have always been the Company’s top priority. In 2020, Apple Hospitality formally adopted a Health, Safety and Well-Being Policy, a Human Rights Policy and a Vendor Code of Conduct to further drive positive social impact. Additional information related to the Company’s social responsibility initiatives can be found on the Company’s website at https://applehospitalityreit.com/corporate-responsibility/. Information on or accessible through the Company’s website is not and should not be considered part of this Proxy Statement. As noted above, the Company published a Corporate Responsibility Report in 2023 that conveys its corporate responsibility strategy, priorities and metrics in detail, including, as they relate to social responsibility matters, the Company’s social impact initiatives and community outreach.

7

The Company is committed to strengthening its communities through charitable giving, encouraging employees to volunteer their time and talents, and participation in the many philanthropic programs important to its employees and leaders within its industry, including its brands, the American Hotel & Lodging Association and its third-party hotel management companies. In 2017, the Company formed Apple Gives, an employee-led charitable initiative, to expand its impact and further advance the achievement of the Company’s corporate philanthropic goals. Apple Gives organizes company-wide community events with non-profit charitable organizations, deploys aid to markets and associates affected by natural disasters, and allocates funds and other resources to a variety of causes. Apple Gives strives to select organizations that are important to the Company’s employees, the Company’s third-party management companies, its hotels and numerous industry organizations. The Company’s hotels and third-party management companies are engaged in targeted charitable programs that provide support to their respective communities, and hotel associates are encouraged to serve in ways that improve their localities. The Company’s third-party management companies, and their employees and associates, donate to food drives, participate in charity walks and bike rides, assemble care packages, donate school supplies, provide disaster relief, and pursue numerous other altruistic initiatives.

Diversity, Equity and Inclusion

Apple Hospitality is committed to diversity, equity and inclusion, and does not tolerate discrimination or harassment in the workplace. Each year, all employees are required to complete a formal online training program focused on the prevention of discrimination and harassment in the workplace, including unconscious bias. In 2021, the Company's Chief Executive Officer ("CEO"), Justin Knight took the CEO Action for Diversity & Inclusion™ pledge, the largest CEO-driven business commitment to advance diversity and inclusion in the workplace. The Company’s executive team, comprising eight individuals, is 50% female.

Health and Well-Being

The Company believes that each team member plays a vital role in the success of its business. The Company believes the physical and mental health, safety and well-being of its employees, the associates at its hotels and its hotel guests are critical to the continued success of the Company. The Company aims to provide an inspiring, diverse, equitable and inclusive work environment where its employees feel valued, empowered and encouraged to make positive differences within the Company and throughout their communities. The Company firmly believes the most successful management provides clear leadership while empowering the team to make timely and responsible decisions and to take actions necessary to achieve exceptional operating results. The Company’s Employee Handbook includes the Company's Code of Business Conduct and Ethics, outlines employee benefits and expectations, and provides guidelines that employees are to follow regarding workplace health, policies and safety. Employees are required to annually acknowledge receipt and review of the Company’s Employee Handbook.

Apple Hospitality is strongly committed to supporting and promoting the physical, mental and emotional health and well-being of its employees. Quality medical, vision and dental insurance is available to all full-time employees with a portion paid by the Company on the team member’s behalf. As part of the Company's benefits program, the Company

8

provides free preventive care services, including flu shots, routine check-ups and screenings, and employees have access to telehealth services. At the Company’s headquarters, employees have access to an on-site gym; comfortable office, meeting and gathering spaces; and kitchens stocked with a variety of fresh fruits and healthy snacks.

Apple Hospitality offers competitive compensation and benefits, a flexible leave policy, fully paid parental leave for up to 12 weeks for primary caregivers and three weeks for secondary caregivers for the birth or adoption of a new child, financial assistance for adoption of a new child, a tuition reimbursement program, and a culture that encourages balance of work and personal life. Apple Hospitality provides its employees with two days paid leave each year for volunteer work and a donation matching program to support non-profit organizations. The Company emphasizes an open-door policy for communications and conducts regular employee satisfaction surveys and annual performance reviews, which provide the opportunity for continuous improvement.

The Company is committed to working safely and maintaining a safe workplace in compliance with cleanliness guidelines set forth by the Centers for Disease Control and Prevention (CDC), and in compliance with applicable Occupational Safety and Health Administration (OSHA) standards. The Company's employees work in an office setting. The Company has in place an incident response plan which provides guidance for leadership and all employees to swiftly and effectively respond to a variety of potential scenarios, including cybersecurity threats, inclement weather or other incidents which may require a timely response for the safety, security and well-being of employees and the protection of internal data systems.

All employees involved in the day-to-day operation of the Company’s hotels are employed by third-party management companies engaged pursuant to the hotel management agreements. Apple Hospitality is committed to the health, safety, security and well-being of hotel associates and guests and is proud to support the initiatives of the American Hotel & Lodging Association ("AHLA"), including: the 5-Star Promise; Safe Stay initiative; No Room for Trafficking program; the AHLA Foundation; Responsible Stay; Hospitality is Working; and numerous other career development and social responsibility programs. The Company’s CEO served on the AHLA Board of Directors from 2014 to 2023, serving as Chair in 2022, and currently serves as an Owner Representative on AHLA's Executive Committee.

GOVERNANCE & RESILIENCE PRACTICES

Areas of focus:
•
Prioritize stakeholder engagement, effective management of risk and ESG oversight.
•
Uphold the highest corporate governance standards that are in alignment with the best interests of the Company's shareholders.
•
Own a portfolio of hotels resilient to the impact of climate-change risk.
• Proactively reduce and manage climate-related risk exposure through sustainable practices and responsible investment. • Mitigate cybersecurity risk.

Corporate Governance Practices

Below are some highlights of the Company’s corporate governance practices.

Practice	Description
Annual director elections	• An incumbent director not receiving the majority of the votes cast in an election must tender his or her resignation from the Board
Independent directors	• All members of the Audit, Compensation, and Governance Committees are independent directors who have access to management and employees
Board independence	• Seven out of nine of the Company’s directors are independent • Executive Chairman of the Board and Chief Executive Officer are the only employee directors
Board diversity	• Three out of nine directors are female and one is ethnically/racially diverse
Lead independent director	• Lead Independent Director is designated by independent directors and maintains expansive duties intended to optimize the Board’s effectiveness and independence,

9

including serving as a liaison to facilitate communications between management and shareholders and the Board
Separation in leadership structure	• Executive Chairman of the Board and Chief Executive Officer are separate individuals
Board self-evaluations	• Governance Committee oversees an annual self-evaluation of the Board and each committee
Succession planning	• The Board actively monitors the Company’s succession planning and employee development and receives regular updates on employee engagement, retention and diversity
Director stock ownership	• Directors are required to own securities of the Company with a value of at least 4 times their annual base cash retainer
Executive stock ownership	• Executive officers are required to own securities of the Company with a value of at least 5 times (Chief Executive Officer) and 3 times (other executive officers) their annual base salary
Anti-hedging and margin account policy	• The Company’s Insider Trading Policy prohibits directors and employees from engaging in any hedging of Company securities or holding the Company's securities in accounts subject to margin calls
Code of business conduct and ethics	• The Company has a Code of Business Conduct and Ethics that serves as the foundation for how it conducts its business
Incentive-based compensation	• 78% of 2023 target compensation for executive officers is incentive-based (50% based on shareholder return metrics and 50% based on operational performance metrics)
Elimination of certain takeover defenses
•
The Company opted out of the Virginia Stock Corporation Act provisions requiring super majority vote for specified transactions with interested shareholders
•
The Company has elected, pursuant to a provision in its bylaws, to exempt any acquisition of its shares from the control share acquisition provisions of the Virginia Stock Corporation Act

Accountability to shareholders	• Annual advisory vote on executive compensation • No shareholder rights plan • Ongoing shareholder outreach, communication and engagement

See “Corporate Governance” below for more detail regarding the Company’s corporate governance practices.

KEY POLICIES

In 2020, the Company formally adopted policies to further advance its corporate responsibility initiatives, including:

•
an Environmental Policy;
•
a Health, Safety and Well-Being Policy;
•
a Human Rights Policy; and
•
a Vendor Code of Conduct.

Apple Hospitality’s policies are supported by the Board of Directors, and the Governance Committee reviews the Company’s policies, programs and practices related to corporate responsibility and sustainability, including environmental, social, human capital and other matters. The Company’s senior management team is responsible for providing oversight over policy enforcement and updating the Company’s Board of Directors on implementation efforts.

DATA PRIVACY & CYBERSECURITY

Apple Hospitality’s Board of Directors administers cybersecurity risk oversight primarily through its Audit Committee. Apple Hospitality does not have direct access to personal data from guests who stay at its hotels, nor does the Company process business transactions with its guests. Apple Hospitality’s corporate IT systems have no connectivity to hotel and/or third-party management and brand technology platforms. Apple Hospitality’s information technology and risk management departments regularly engage with its third-party management companies and brands to understand and benchmark their execution and compliance with applicable policies and industry best practices and

10

regulations for data protection and cybersecurity. Should a cybersecurity event occur, the Company is positioned to coordinate a swift response with its teams to mitigate theft, damage or disruption to its information technology infrastructure and systems. For more information on the Company's cybersecurity risk oversight activities, refer to the Company's 2023 Annual Report on Form 10-K, which is available at the Company's website, www.applehospitalityreit.com.

CORPORATE RESPONSIBILITY REPORT

In December 2023, the Company published its second annual Corporate Responsibility Report, which details the Company’s ESG performance, strategy and initiatives and features its commitment to environmental sustainability, governance and resiliency, corporate employees, hotel associates and guests, communities, and other stakeholders. The Company’s 2023 Corporate Responsibility Report utilizes both the Global Reporting Initiative (“GRI”) Standards and Task Force on Climate-related Financial Disclosures (“TCFD”) to provide a comprehensive overview of the Company’s corporate responsibility performance and climate-related risk management, including the disclosure of Scope 1 and 2 greenhouse gas emissions data for 2022. Apple Hospitality’s enhanced disclosures are intended to provide stakeholders with a better understanding of the Company’s strategy, policies, programs, procedures, performance and initiatives related to environmental stewardship, social responsibility, and corporate governance and resiliency.

FOR MORE INFORMATION

Additional detail related to the Company’s corporate responsibility efforts, including all of the above policies and the Company’s Corporate Responsibility Report can be found within the Corporate Responsibility section of the Company's website at https://applehospitalityreit.com/corporate-responsibility/. Information on or accessible through the Company’s website is not and should not be considered part of this proxy statement.

11

PROPOSAL 1. ELECTION OF DIRECTORS

The Company’s Board of Directors currently consists of nine directors, all of whom are standing for re-election at the Annual Meeting. The Board of Directors recommends the re-election of the current directors to the Board of Directors to serve until the 2025 annual meeting of shareholders or until their successors are duly elected and qualified, except in the event of prior resignation, death or removal.

Unless otherwise specified, all common shares of Apple Hospitality REIT, Inc. (the "Common Shares") represented by proxies will be voted FOR the election of the nominees listed below. If a nominee ceases to be available for election as a director, discretionary authority may be exercised by each of the proxies named on the attached proxy card to vote for a substitute. No circumstances are presently known that would cause any nominee to be unavailable for election as a director. The nominees are now members of the Board of Directors, have been nominated by action of the Board of Directors, and have indicated their willingness to serve if elected. If a quorum is present at the Annual Meeting, the positions on the Board of Directors will be filled by the election of the properly nominated candidates who receive the greatest number of votes at the Annual Meeting, even if a nominee does not receive a majority of all votes represented and entitled to be cast. Under the Company’s Corporate Governance Guidelines, if an incumbent director fails to receive at least a majority of the votes cast, such director will tender his or her resignation from the Board of Directors. The Governance Committee of the Board will consider, and determine whether to accept, such resignation and make a recommendation to the Board of Directors. Within 90 days of the certification of the election results, the Board of Directors must act on the resignation, taking into consideration any recommendation by the Governance Committee and any additional relevant factors. A director who tenders his or her resignation does not participate in the decisions of the Governance Committee or the Board relating to the resignation.

A shareholder who wishes to abstain from voting on the election of a director may do so by specifying, as provided on the proxy card, that authority to vote for any or all of the nominees is to be withheld. Withheld votes and broker non-votes will have no effect on the election of a director. A broker non-vote occurs when the entity holding shares in street name has not received voting instructions from the beneficial owner and either chooses not to vote those shares on a routine matter at the shareholders meeting or is not permitted to vote those shares on a non-routine matter.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES.

12

Director Nominees

The following is a snapshot of the Company’s Board composition:

BOARD COMPOSITION
100%	89%	67%	100%	44%	67%	33%	100%
Leadership	Financial	Investment	Business Knowledge/Strategy	Hospitality	Real Estate	ESG	Risk Management

CONSIDERATION OF DIRECTOR NOMINEES

Director Qualifications. The Company believes the Board should encompass a diverse range of talent, skill and expertise sufficient to provide sound and prudent guidance with respect to the Company’s operations and interests. Each director also is expected to exhibit high standards of integrity, practical and mature business judgment, including the ability to make independent analytical inquiries, and be willing to devote sufficient time to carrying out their duties and responsibilities effectively.

13

The Board has determined that the Board of Directors as a whole must have the right mix of characteristics and skills for the optimal functioning of the Board in its oversight of the Company. The Board believes it should be comprised of persons with skills in areas such as finance, real estate, investment, banking, strategic planning, risk management, human resources, leadership of business organizations, ESG and legal matters. Although the Board does not have a diversity policy, the Board is committed to diversity and believes it is desirable for the Board to be composed of individuals who represent a mix of viewpoints, experiences and backgrounds, including racial, ethnic and gender diversity. The Board will continue to endeavor to ensure the qualified pool of new director candidates is diverse and includes women, individuals from minority groups and underrepresented communities. In addition to the targeted skill areas, the Board looks for a strong record of achievement in key knowledge areas that it believes are critical for directors to add value to the Board, including:

•
Strategy—knowledge of the Company’s business model, the formulation of corporate strategies and knowledge of key competitors, markets and business risks;
•
Leadership—skills in coaching and working with senior executives and the ability to assist the Chief Executive Officer;
•
Organizational Issues—understanding of strategy implementation, change management processes, group effectiveness and organizational design;
•
Relationships—understanding how to interact with investors, accountants, attorneys, management companies, analysts and communities in which the Company operates;
•
Functional—understanding of finance matters, financial statements and auditing procedures, technical expertise, legal issues, information technology and marketing; and
•
Ethics—the ability to identify and raise key ethical issues concerning the activities of the Company and senior management as they affect the business community and society.

Nomination Procedures. The Board has established that the Governance Committee oversees the nomination process and recommends nominees to the Board. As outlined above, in selecting a qualified nominee, the Board considers such factors as it deems appropriate, which may include the current composition of the Board; the range of talents of the nominee that would best complement those already represented on the Board; the extent to which the nominee would diversify the Board; the nominee’s standards of integrity, commitment and independence of thought and judgment; and the need for specialized expertise. Applying these criteria, the Board considers candidates for Board membership suggested by its members, as well as management and shareholders. Shareholders of record may nominate directors in accordance with the Company’s bylaws which require, among other items, notice sent to the Company’s Secretary (i) on or after February 1st and before March 1st of the year in which the meeting will be held, or (ii) not less than 60 days before the date of the meeting if the date of such meeting is earlier than May 1st or later than May 31st in such year. No nominations other than those proposed by the Governance Committee were received for the Annual Meeting.

14

The table below provides information about each of the Company’s director nominees, including their principal occupations and employment during at least the past five years and their directorships, if any, in public companies other than the Company.

Glenn W. Bunting
Director Since: 2014 Age: 79	Committees: • Audit • Compensation (Chair) • Executive

Business Experience

Mr. Bunting has served as President of GB Corporation since January 2011. From 1985 until 2010, Mr. Bunting served as President and Chief Executive Officer of American KB Properties, Inc., which developed and managed shopping centers. Mr. Bunting was a director of Cornerstone Realty Income Trust, Inc., of which Glade M. Knight was Chairman and Chief Executive Officer, from 1993 until its merger with Colonial Properties Trust in 2005. He also served as a member of the Board of Directors of Landmark Apartment Trust of America until 2016 when it merged with and into an affiliate of Starwood Capital Group. Mr. Bunting served as a director of Apple Two, Apple Five, Apple Seven and Apple Eight until the companies were sold to a third party or merged with the Company, as described in Note 1 below. Mr. Bunting received a Bachelor of Business Administration degree from Campbell University. The Board of Directors believes his extensive management and REIT experience and strong background in commercial real estate, investment, strategic planning, risk management and finance provide him with the skills and qualifications to serve as a director.

Jon A. Fosheim
Lead Independent Director Director Since: 2015 Age: 73	Committees: • Audit • Executive • Nominating and Corporate Governance

Business Experience

Mr. Fosheim was the Chief Executive Officer of Oak Hill REIT Management, LLC from 2005 until his retirement in 2011. Oak Hill REIT Management, LLC is a hedge fund specializing in REIT investments. From 1985 until 2005, Mr. Fosheim was a Principal and Co-founder of Green Street, a real estate analytics firm. Prior to that, Mr. Fosheim worked in institutional sales at Bear Stearns & Co., a global investment bank, and worked in the tax department at Touche Ross and Co. (now Deloitte LLP), an international accounting firm. Mr. Fosheim currently serves on the Board of Directors of DigitalBridge Group, Inc., formerly Colony Capital, Inc., and serves on the Audit Committee and the Compensation Committee of such board. Mr. Fosheim attended the University of South Dakota, earning Bachelor of Arts, Master of Business Administration, and Juris Doctor degrees. The Board of Directors believes his extensive investment management, finance, strategic planning, ESG, risk management and REIT experience and his leadership and management background provide him with the skills and qualifications to serve as a director.

15

Kristian M. Gathright
Director Since: 2019 Age: 51

Business Experience

Ms. Gathright served as Executive Vice President and Chief Operating Officer for the Company from its inception until her retirement on March 31, 2020. In addition, Ms. Gathright held various senior management positions with each of the Apple REIT Companies from inception until they were sold to a third party or merged with the Company, as described in Note 1 below. Prior to her service with these companies, Ms. Gathright served as Assistant Vice President and Investor Relations Manager for Cornerstone Realty Income Trust, Inc., a REIT that owned and operated apartment communities in Virginia, North Carolina, South Carolina, Georgia and Texas. She also worked as an Asset Manager and Regional Controller of the Northern Region Operations for United Dominion Realty Trust, Inc., a REIT, and began her career with Ernst & Young LLP. Ms. Gathright served on the Board of Directors of Spirit Realty Capital, Inc. from 2021 until its merger with Realty Income, Inc. in January 2024. She served on the Nominating and Corporate Governance Committee and Compensation Committee of such board. Ms. Gathright joined Derive Ventures as an advisor in 2022. Ms. Gathright previously served on the Board of Directors of the American Hotel & Lodging Association and as President of the Courtyard Franchise Advisory Council. Ms. Gathright currently serves on the University of Virginia Foundation Board of Directors and the McIntire School of Commerce Foundation Board of Trustees. Ms. Gathright holds a Bachelor of Science degree, Graduate with Distinction, in Accounting from the McIntire School of Commerce at the University of Virginia, Charlottesville, Virginia. The Board of Directors believes her extensive hotel industry and real estate experience and her background in finance, investment, strategic planning, risk management, leadership and management provide her with the skills and qualifications to serve as a director.

16

Carolyn B. Handlon
Director Since: 2023 Age: 66	Committees: • Audit • Nominating and Corporate Governance

Business Experience

Ms. Handlon served as the Executive Vice President, Finance and Global Treasurer, of Marriott International, Inc. (“Marriott”) for more than 17 years until her retirement in April 2022, overseeing the financial health and strategy, global investments, and capital markets for Marriott. Ms. Handlon joined Marriott in 1987 as Corporate Finance Manager and held various positions of increasing seniority and responsibility during her tenure with the company. During her 35 years of leadership experience with Marriott, Ms. Handlon’s areas of responsibility spanned global capital markets, global investment, real estate lending, corporate financial strategy and financial risk management. Instrumental in Marriott’s growth, Ms. Handlon was a key leader in strategic transformations, including the creation of Marriott’s asset-light business models, company spin-offs, and mergers and acquisitions. Prior to joining Marriott, Ms. Handlon worked for the Overseas Private Investment Corporation and for the Continental Illinois National Bank and Trust. Ms. Handlon currently serves on the Board of Directors for Invesco Mortgage Capital Inc. and on the Compensation Committee, the Nomination and Corporate Governance Committee, and as chair of the Audit Committee of such board. Ms. Handlon also serves on the Board of Directors for Science Applications International Corporation and on the Audit Committee and Nominating and Corporate Governance Committee of such board. Ms. Handlon is a member of the Economic Club of Washington, D.C., the National Association of Corporate Directors and Women Corporate Directors. Ms. Handlon holds a Bachelor of Arts degree from Virginia Polytechnic Institute and State University and a Master of Business Administration degree from Indiana University. Ms. Handlon also holds a Corporate Board Certificate from Harvard Business School. The Board of Directors believes her extensive 40-year background in the financial and global markets and real estate industries along with senior leadership, investment, strategic planning, risk management and hotel industry experience provide her with the skills and qualifications to serve as a director.

17

Glade M. Knight
Executive Chairman Director Since: 2007 Age: 80	Committees: • Executive (Chair)

Business Experience

Mr. Knight is the founder of the Company and has served as Executive Chairman since May 2014, and previously served as Chairman and Chief Executive Officer of the Company since its inception. Mr. Knight was also the founder of each of the Apple REIT Companies and served as their Chairman and Chief Executive Officer from their inception until the companies were sold to a third party or merged with the Company, as described in Note 1 below. In addition, Mr. Knight served as Chairman and Chief Executive Officer of Cornerstone Realty Income Trust, Inc., a REIT, from 1993 until it merged with Colonial Properties Trust, a REIT, in 2005. Following the merger in 2005 until April 2011, Mr. Knight served as a trustee of Colonial Properties Trust. Cornerstone Realty Income Trust, Inc. owned and operated apartment communities in Virginia, North Carolina, South Carolina, Georgia and Texas. Mr. Knight is a partner and the Chief Executive Officer of Energy 11 GP, LLC, and Energy Resources 12 GP, LLC, which are the respective general partners of Energy 11, L.P. and Energy Resources 12, L.P., partnerships focused on investments in the oil and gas industry. Mr. Knight is the founding Chairman of Southern Virginia University in Buena Vista, Virginia. Additionally, he is a founding member of Brigham Young University’s Entrepreneurial Department of the Graduate School of Business Management. The Board of Directors believes his extensive REIT executive experience and extensive background in real estate, the hotel industry, investment, corporate finance, risk management and strategic planning, as well as his entrepreneurial background, provide him with the skills and qualifications to serve as a director.

Glade M. Knight is the father of Justin G. Knight, the Company’s Chief Executive Officer, and Nelson G. Knight, the Company’s President, Real Estate and Investments.

Justin G. Knight
Chief Executive Officer Director Since: 2015 Age: 50	Committees: • Executive

Business Experience

Mr. Knight has served as Chief Executive Officer of the Company since May 2014 and served as President of the Company from its inception through March 2020. Mr. Knight also served as President of each of the Apple REIT Companies, except Apple Suites, until they were sold to a third party or merged with the Company, as described in Note 1 below. Mr. Knight joined the Apple REIT Companies in 2000 and held various senior management positions prior to his appointment as President. Mr. Knight currently serves on the Marriott Owners Advisory Council, as President of the Residence Inn Association Board, and as an Owner Representative to the Executive Committee and a member of the Owner Leader Council of the American Hotel & Lodging Association (AHLA). From 2014 to 2023, Mr. Knight served as a member of the AHLA Board of Directors and acted as Chair of such board in 2022. Mr. Knight is also a member of the National Advisory Council of the Marriott School at Brigham Young University, Provo, Utah. Mr. Knight holds a Master of Business Administration degree with an emphasis in Corporate Strategy and Finance from the Marriott School at Brigham Young University. He also holds a Bachelor of Arts degree, Cum Laude, in Political Science from Brigham Young University. The Board of Directors believes his extensive executive experience and REIT industry, hotel industry, risk management, strategic planning, investment, finance and management experience provide him with the skills and qualifications to serve as a director.

Justin G. Knight is the son of Glade M. Knight, the Company’s Executive Chairman, and the brother of Nelson G. Knight, the Company’s President, Real Estate and Investments.

18

Blythe J. McGarvie
Director Since: 2018 Age: 67	Committees: • Nominating and Corporate Governance (Chair)

Business Experience

Ms. McGarvie was a member of the faculty of Harvard Business School, teaching Financial Reporting and Controls on a full-time basis from July 2012 to June 2014. Ms. McGarvie served as Chief Executive Officer and Founder of Leadership for International Finance, LLC, an advisory firm offering consulting services and providing leadership seminars, from 2003 to 2012, where she offered strategic reviews and leadership seminars for improved decision-making for corporate and academic groups. From 1999 to 2002, Ms. McGarvie was the Executive Vice President and Chief Financial Officer of BIC Group, a publicly traded consumer goods company with operations in 36 countries. Prior to that, Ms. McGarvie served as Senior Vice President and Chief Financial Officer of Hannaford Bros. Co., a Fortune 500 retailer, and Chief Administrative Officer of Sara Lee Corporation for the Pacific Rim. Ms. McGarvie currently serves on the boards of directors of LKQ Corporation (“LKQ”) (since 2012), Sonoco Products Company (“Sonoco”) (since 2014), Cineworld PLC (since 2023) and Wawa, Inc. (since 1998). She serves as chair of the Audit Committee and a member of the Governance/Nominating Committee for LKQ, as chair of the Financial Policy Committee and a member of the Audit Committee and Employee and Public Responsibility Committee for Sonoco and as chair of the Audit Committee and a member of the Nominating/Governance Committee for Cineworld PLC. Ms. McGarvie previously served on the boards of directors of Accenture plc, Viacom Inc., Pepsi Bottling Group, Inc., The Travelers Companies, Inc. and Lafarge North America. Ms. McGarvie is a Certified Public Accountant and holds a Bachelor of Arts degree in Economics from Northwestern University, Evanston, Illinois, and a Master of Business Administration from Northwestern University’s J.L. Kellogg Graduate School of Management. The Board of Directors believes her extensive experience serving on a wide range of boards, as well as her strong finance, accounting, strategic planning, ESG, and risk management background and entrepreneurial success provide her with the skills and qualifications to serve as a director.

L. Hugh Redd
Director Since: 2015 Age: 66	Committees: • Audit (Chair) • Compensation

Business Experience

Mr. Redd was the Senior Vice President and Chief Financial Officer of General Dynamics Corporation, an aerospace and defense company, until December 2013. He had worked for General Dynamics Corporation since 1986, serving as a Senior Financial Analyst and also as Vice President and Controller of General Dynamics Land Systems in Sterling Heights, Michigan. He received a Bachelor of Science degree in Accounting from Brigham Young University and a Master in Professional Accounting degree from the University of Texas. He is also a Certified Public Accountant. Mr. Redd currently serves as Chairman of the Board of Trustees for Southern Virginia University in Buena Vista, Virginia. The Board of Directors believes his extensive financial and accounting experience, as well as his strategic planning, risk management and public company management experience, provide him with the skills and qualifications to serve as a director.

19

Howard E. Woolley
Director Since: 2021 Age: 66	Committees: • Compensation • Nominating and Corporate Governance

Business Experience

Mr. Woolley has served as President and Chief Executive Officer of Howard Woolley Group, LLC, a government relations, public policy and regulatory risk advisory firm serving large technology and wireless industry corporations, since 2015. His firm has also provided diversity, equity, and inclusion advice to clients. Prior to founding Howard Woolley Group, LLC, Mr. Woolley served as Senior Vice President Wireless Policy and Strategic Alliances for Verizon Communications Inc. (“Verizon”). During his tenure at Verizon, Mr. Woolley led the federal and state government relations for Verizon Wireless which contributed to the company’s growth and expansion. He advised all CEOs of Verizon Wireless on public policy from the company’s founding in 2000 until his retirement in 2013. From 1981 until 1993, Mr. Woolley served in various congressional affairs and regulatory public policy positions ultimately rising to the position of Vice President, Regulatory Affairs, with the National Association of Broadcasters. Mr. Woolley currently serves as the Lead Independent Director on the Board of Directors for Somos, Inc., a telecommunications registry management and data solutions company, and serves on the Executive Committee, the Nominating and Governance Committee and as chair of the Compensation Committee of such board. Mr. Woolley also serves on the Allianz Life Insurance Company of North America Board of Directors where he is a member of the Audit Committee and the Nomination, Evaluation and Compensation Committee. Mr. Woolley also serves on the Board of Directors for the Allianz Life Insurance Company of New York. Mr. Woolley serves on the Board of Trustees for Johns Hopkins University and the Board of Trustees for Johns Hopkins Medicine and the Executive Committee of such board, and co-chairs the Johns Hopkins University and Medicine External Affairs and Community Engagement Committee. Mr. Woolley is on the Board of Trustees for Syracuse University and serves on the Audit and Risk, Academic Affairs and Executive Committees for such board. Beginning in 2010, Mr. Woolley served on the boards of leading civil rights organizations including the National Urban League. Mr. Woolley holds a Bachelor of Science degree from the S.I. Newhouse School of Public Communications at Syracuse University and a Master of Administrative Sciences degree in business from Johns Hopkins University. Mr. Woolley is a National Association of Corporate Directors Governance Fellow. He is frequently asked to participate as a panelist on board leadership topics for organizations such as the Executive Leadership Council. The Board of Directors believes his extensive leadership and governance experience, as well as his experience in strategic planning, ESG, public policy, regulatory, risk management and government affairs, provide him with the skills and qualifications to serve as a director.

(1)
Below are the “Apple REIT Companies” that were sold to a third party or merged with the Company. All of the Apple REIT Companies, founded by Glade M. Knight, were REITs with ownership of primarily rooms-focused hotels.

Company	Formation Date	Sale/Merger Description
Apple Suites, Inc. (“Apple Suites”)	1999	Merged with Apple Hospitality Two, Inc. in January 2003
Apple Hospitality Two, Inc. (“Apple Two”)	2001	Sold to an affiliate of ING Clarion in May 2007
Apple Hospitality Five, Inc. (“Apple Five”)	2002	Sold to Inland American Real Estate Trust, Inc. in October 2007
Apple REIT Six, Inc. (“Apple Six”)	2004	Sold to an affiliate of Blackstone Real Estate Partners VII in May 2013
Apple REIT Seven, Inc. (“Apple Seven”)	2005	Merged with the Company in March 2014
Apple REIT Eight, Inc. (“Apple Eight”)	2007	Merged with the Company in March 2014
Apple REIT Nine, Inc. (“Apple Nine”)	2007	Original name of the Company. Name changed to Apple Hospitality REIT, Inc. in March 2014
Apple REIT Ten, Inc. (“Apple Ten”)	2010	Merged with the Company in September 2016

20

CORPORATE GOVERNANCE

Board of Directors. The Company’s Board of Directors has determined that all of the Company’s directors (and nominees for director), except Glade M. Knight and Justin G. Knight, are “independent” within the meaning of the rules of the New York Stock Exchange (“NYSE”). Due to her previous employment by the Company, Kristian M. Gathright was not considered independent within the meaning of the rules of the NYSE until October 2023. In making this determination, the Board considered all relationships between the applicable director and the Company, including commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships.

The Board has adopted a categorical standard that a director is not independent (a) if he or she receives any personal financial benefit from, on account of or in connection with a relationship between the Company and the director (excluding directors’ fees and equity-based awards); (b) if he or she is a partner, officer, employee or managing member of an entity that has a business or professional relationship with, and that receives compensation from, the Company; or (c) if he or she is a non-managing member or shareholder of such an entity and owns 10% or more of the membership interests or common stock of that entity. The Board may determine that a director with a business or other relationship that does not fit within the categorical standard described in the immediately preceding sentence is independent, but in that event, the Board is required to disclose the basis for its determination in the Company’s then current annual Proxy Statement.

In order to optimize the effectiveness and independence of the Board, the independent directors have designated an independent, non-employee director to serve as the Company’s Lead Independent Director, which currently is held by Jon A. Fosheim. See “Committees of the Board and Board Leadership.”

Code of Ethics. The Board has adopted a Code of Business Conduct and Ethics for the Company’s officers, directors and employees, which is available at the Company’s website, www.applehospitalityreit.com. The purpose of the Code of Business Conduct and Ethics is to promote (a) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest; (b) full, fair, accurate, timely and understandable disclosure in periodic reports required to be filed by the Company; and (c) compliance with all applicable rules and regulations that apply to the Company and its officers, directors and employees. Any waiver of the Code of Business Conduct and Ethics for the Company’s executive officers or Board may be made only by the Board or one of the Board’s committees. The Company anticipates that any waivers of the Code of Business Conduct and Ethics will be posted on the Company’s website.

Corporate Governance Guidelines. The Board has adopted Corporate Governance Guidelines that set forth the guidelines and principles for the conduct of the Board of Directors, which is available at the Company’s website, www.applehospitalityreit.com. The Corporate Governance Guidelines reflect the Board of Directors’ commitment to monitoring the effectiveness of decision-making at the Board and management level and ensuring adherence to good corporate governance principles, all with a goal of enhancing shareholder value over the long term.

Risk Oversight. The Board believes that risk oversight is a key function of a board of directors. It administers its oversight responsibilities through its Audit Committee, Governance Committee and Compensation Committee. All members of each of these committees are independent directors. The entire Board is kept abreast of and involved in the Company’s risk oversight process. It is through the approval of officers and compensation plans, as well as management updates on property performance, industry performance, financing strategy, acquisitions and dispositions strategy and capital improvements, that the Board has input to manage the Company’s various risks. Additionally, through the Audit Committee, the Board reviews management’s and independent auditors’ reports on the Company’s internal controls and any associated potential risks of fraudulent activities as well as risks related to cybersecurity. In 2022, the Board approved changes to the Charter of the Governance Committee to formalize the Governance Committee’s role in reviewing the Company’s policies, programs and practices related to corporate responsibility and sustainability and climate-related risks and opportunities. In 2023, the Board approved amendments to the Charter of the Audit Committee to formally expand the Audit Committee’s oversight of risk management policies to include those related to cybersecurity. Through the Compensation Committee, the Board oversees risk related to compensation practices with the objective of balancing risk/rewards to overall business strategy, including the Company’s corporate responsibility initiatives. Risk oversight is also one of the factors considered by the Board in

21

establishing its leadership structure. The Company has separated the roles of Executive Chairman and Chief Executive Officer to create a leadership structure that the Board believes strikes the appropriate balance between the authority of those who oversee the Company and those who manage it on a day-to-day basis and also has a Lead Independent Director to optimize the effectiveness and independence of the Board.

Shareholder Communications. The Company and the Board value the views and opinions of the Company’s shareholders and believe strong corporate governance practices demand consistent outreach, effective communication and regular engagement with shareholders. Regular shareholder engagement better positions the Company to:

•
understand which issues are most important to its shareholders and provide relevant information;
•
provide transparency related to its business, operations, strategies, governance and compensation;
•
recognize expectations for future performance;
•
identify emerging issues that may affect its business, operations, strategies, governance or compensation; and
•
obtain valuable feedback for its business and the lodging industry in general.

The Company’s shareholder and investor interaction includes the Company’s annual meeting of shareholders, industry conferences, analyst meetings, investor road shows, property tours and individual meetings, both in person and virtually. The Company also provides information to stakeholders through its website, quarterly earnings calls, SEC filings, Proxy Statement, news releases, investor presentations and other communication channels. Shareholders and other interested parties may send communications to the Board or to specified individual directors. Any such communications should be directed to the attention of the Lead Independent Director at Apple Hospitality REIT, Inc., 814 East Main Street, Richmond, Virginia 23219. The Lead Independent Director will decide what action should be taken with respect to the communication, including whether such communication should be reported to the full Board.

Share Ownership Guidelines. The Board believes that equity ownership by directors and executive officers will align their interests with shareholders’ interests. To that end, the Company has adopted formal share ownership guidelines, included in the Company’s Corporate Governance Guidelines, applicable to all of its directors and executive officers. On an annual basis, the Company evaluates the ownership status of the directors and executive officers. Directors and executive officers are required to own securities of the Company with a value equal to the following multiple of their annual base cash retainer (for directors) or their annual base salary (for executive officers):

Directors	4x
Chief Executive Officer	5x
Other executive officers	3x

New directors and the Chief Executive Officer are required to comply with the ownership requirements within two years of becoming a member of the Board or Chief Executive Officer and other new executive officers are required to comply with the ownership requirements by January 1st of the year following the fourth anniversary of being named an executive officer. All current directors and executive officers have either met the equity ownership levels of the guidelines or are within the applicable transition period.

The Governance Committee may waive the stock ownership requirements in the event of financial hardship or other good cause.

Hedging and Pledging of Company Securities. The Company’s Insider Trading Policy prohibits directors and employees, including the executive officers, from hedging their ownership of the Company’s stock, including a prohibition on engaging in the following transactions: (i) trading in call or put options involving the Company’s securities and other derivative securities; (ii) engaging in short sales of the Company’s securities; (iii) holding the Company’s securities in accounts that are subject to margin calls; (iv) other hedging or monetization transactions related to the Company’s securities, including the use of financial instruments such as prepaid variable forwards, equity swaps, collars and

22

exchange funds; and (v) pledging more than 50% of the number of the Company’s securities held individually to secure loans.

Compensation Recovery Policy. In accordance with implementing regulations of the Dodd-Frank Act and associated listing standards, in 2023 the Board adopted an incentive Compensation Recovery Policy that provides for the mandatory recovery of incentive-based compensation from current and former executives that was erroneously awarded during the three years preceding the date that the Company is required to prepare an accounting restatement in which the restated financial reporting measure resulted in a lower incentive award. Refer to Exhibit 97 of the Company's Annual Report on Form 10-K for the year ended December 31, 2023 for a copy of the Company's Compensation Recovery Policy.

Board Self-Evaluation. Pursuant to the Company’s Corporate Governance Guidelines and the charters of the Compensation, Audit and Governance Committees of the Board of Directors, the Governance Committee oversees the annual self-evaluation of the Board and each committee. The self-evaluation requires each director to complete a detailed questionnaire soliciting input on matters such as board structure and composition, committee structure, board and committee meeting conduct, board support, education, and board and committee performance. The Governance Committee reports the assessments to the Board, and if the Board determines that changes in its governance practices need to be made, management and the Governance Committee will work with the Board to implement the necessary changes.

23

COMMITTEES OF THE BOARD AND BOARD LEADERSHIP

Summary. The Board of Directors has four standing committees, which are specified below. The following table shows each committee’s function, membership and the number of meetings held during 2023:

Executive Committee	Number of Meetings During 2023:	0
Members Glade M. Knight(1) Glenn W. Bunting Jon A. Fosheim Justin G. Knight	Responsibilities Has all powers vested in the Board of Directors, except powers specifically withheld under the Company’s bylaws or by law.
Audit Committee	Number of Meetings During 2023:	5
Members L. Hugh Redd(1)(2) Glenn W. Bunting Jon A. Fosheim(2) Carolyn B. Handlon (2)(3)

Responsibilities

Responsibilities are outlined in its written charter that is available at the Company’s website, www.applehospitalityreit.com, and include oversight responsibility relating to the integrity of the Company’s consolidated financial statements and financial reporting processes. The Audit Committee also oversees the Company’s overall risk profile and risk management policies including those related to cybersecurity. A report by the Audit Committee appears in a following section of this Proxy Statement.

Compensation Committee	Number of Meetings During 2023:	2
Members Glenn W. Bunting(1) L. Hugh Redd Howard Woolley

Responsibilities

Responsibilities are outlined in its written charter that is available at the Company’s website, www.applehospitalityreit.com, and include administration of the Company’s compensation and incentive plans for the Company’s executive officers and oversight of the Company’s compensation practices.

Nominating and Corporate Governance Committee	Number of Meetings During 2023:	3
Members Blythe J. McGarvie(1) Jon A. Fosheim Howard E. Woolley Carolyn B. Handlon (3)

Responsibilities

Responsibilities are outlined in its written charter that is available at the Company’s website, www.applehospitalityreit.com, and include oversight of all aspects of the Company’s corporate governance, director compensation, and nominations process for the Board of Directors and its committees. The Governance Committee also reviews the Company’s policies, programs and practices related to corporate responsibility and sustainability, including environmental and related risks, social, human capital and other matters.

(1)
Indicates the Committee Chair.
(2)
Indicates Audit Committee Financial Expert.
(3)
Following her appointment to the Board of Directors on March 1, 2023, Ms. Handlon was appointed to the Audit Committee and Governance Committee, effective March 24, 2023.

24

Board Leadership. The Board recognizes that one of its key responsibilities is to evaluate and determine its optimal leadership structure so as to provide independent oversight of management. The Board understands that there is no single generally accepted approach to providing Board leadership and the right Board leadership structure may vary as circumstances warrant. Consistent with this understanding, the independent directors periodically consider the Board’s leadership structure. Currently, the roles of Executive Chairman and Chief Executive Officer are held by different directors. Glade M. Knight serves as Executive Chairman and Justin G. Knight serves as Chief Executive Officer. The Board believes that this structure provides the appropriate balance between the authority of those who oversee the Company and those who manage it on a day-to-day basis. The Executive Chairman of the Board presides at all meetings of the shareholders and of the Board as a whole. The Executive Chairman performs such other duties, and exercises such powers, as from time to time shall be prescribed in the bylaws or by the Board.

Additionally, the Board has appointed Jon A. Fosheim to serve as Lead Independent Director. The Lead Independent Director’s responsibilities include, among other things, presiding at meetings or executive sessions of the independent directors and non-employee directors, serving as a liaison to facilitate communications between the Executive Chairman, the Chief Executive Officer and other members of the Board, without inhibiting direct communications between and among such persons, and serving as a liaison to shareholders who request direct communications and consultations with the Board.

Audit Committee Independence. The Board of Directors has determined that each current member of the Audit Committee is “independent” as defined in the listing standards of the NYSE. To be considered independent, a member of the Audit Committee must not (other than in his or her capacity as a director or committee member, and subject to certain other limited exceptions) either (a) accept directly or indirectly any consulting, advisory, or other compensatory fee from the Company or any subsidiary; or (b) be an affiliate of the Company or any subsidiary. The Audit Committee currently has three members, Jon A. Fosheim, L. Hugh Redd and Carolyn B. Handlon, who are “financial experts” within the meaning of the regulations issued by the Securities and Exchange Commission. The Company’s management believes that the combined experience and capabilities of the Audit Committee members are sufficient for the current and anticipated operations and needs of the Company. In this regard, the Board has determined that each Audit Committee member is “financially literate” and that at least three members have “accounting or related financial management expertise,” as all such terms are defined by the rules of the NYSE.

Board Meetings, Attendance and Related Information. The Board held a total of three meetings during 2023 (including regularly scheduled and special meetings). It is the policy of the Company that directors should attend each annual meeting of shareholders. All directors serving at the time of the meeting attended the 2023 Annual Meeting. The Company also expects directors to attend each regularly scheduled and special meeting of the Board, but recognizes that, from time to time, other commitments may preclude full attendance. In 2023, each director attended at least 75% of the aggregate of (a) the total number of meetings of the Board of Directors that were held during the period in which he or she was a director, and (b) the total number of meetings held by all committees of the Board on which he or she served during the period in which he or she served.

Executive Sessions. The independent members of the Board of Directors meet independently of management and the non-independent directors in executive sessions on a regular basis, presided by the Lead Independent Director. During 2023, the independent members of the Board of Directors met four times.

25

2023 COMPENSATION OF DIRECTORS

The compensation of the directors is reviewed and approved annually by the Board of Directors. During 2023, the directors of the Company were compensated as follows:

Reimbursements to Directors in 2023. All directors were reimbursed by the Company for travel and other out-of-pocket expenses incurred by them to attend the annual shareholder meeting, meetings of the directors and committee meetings and in conducting the business of the Company.

Compensation of Non-Employee Directors. In 2023, the non-employee directors (classified by the Company as all directors other than Glade M. Knight and Justin G. Knight), received the following compensation in quarterly installments:

Position Held	2023 Compensation
Board of Directors - Annual Retainer (payable in cash)	$70,000
Board of Directors - Annual Retainer (payable in Common Shares)	115,000
Audit Committee Chair (in addition to fees for service on Disclosure Committee)	20,000
Compensation Committee Chair	15,000
Nominating and Corporate Governance Committee Chair	15,000
Lead Independent Director	15,000

In January 2024, the Governance Committee engaged Ferguson Partners Consulting L.P. (“FPC”) to evaluate the non-employee directors' compensation. Utilizing the same peer group that was updated for 2024 executive incentive compensation discussed below under “Compensation Discussion and Analysis,” FPC indicated the annual retainer (inclusive of cash and equity) paid to the non-employee directors, was determined to be near the median of the peer group, ranking in the 50th - 62nd percentile, but noting that the portion of total compensation paid in the form of equity was amongst the highest of the peer group, ranking in the top decile. Separately, FPC noted that compensation paid for committee chair retainers was at the lower end of the peer group, below the 25th percentile and that payment of annual committee retainers for other committee members was customary. After reviewing the report and considering FPC’s assessments, the Governance Committee recommended to the Board of Directors a change to the non-employee directors’ compensation to provide for annual committee retainers for non-chair committee members and to increase the committee chair retainers. The Governance Committee believes the change was important to continue to attract and retain superior board members. Upon review and discussion of the Governance Committee’s recommendation, the Board of Directors approved the following updates to the non-employee director compensation effective beginning March 1, 2024: (i) an annual retainer for the Chair of the Audit Committee of $25,000 (in addition to fees for service on the Company’s Disclosure Committee) paid in cash in quarterly installments; (ii) an annual retainer for the Chair of the Compensation Committee and the Chair of the Governance Committee of $20,000, each paid in cash in quarterly installments; (iii) an annual retainer for the Lead Independent Director of $30,000, paid in cash in quarterly installments; and (iv) an annual committee retainer of $10,000 for each committee served for non-chair committee members, each paid in cash in quarterly installments.

Non-Employee Director Deferral Program. Effective June 1, 2018, the Board of Directors adopted the Non-Employee Director Deferral Program (the “Director Deferral Program”) for the purpose of providing non-employee members of the Board the opportunity to elect to defer receipt of all or a portion of the annual retainer payable to them for their service on the Board, including the portion of the annual retainer amounts payable in cash (including for service as a Chair of a committee of the Board or Lead Independent Director) and the portion of the annual retainer amounts payable in fully vested Common Shares. As specified by the director, the receipt of payment may be deferred until either (i) the date that his or her service on the Board has ended, (ii) a specified date, or (iii) the earlier of the specified date or the date that his or her service on the Board has ended. The deferred amounts will also be paid if, prior to the time specified by the director, the Company experiences a change in control or upon death of the director. For the portion of the director fees payable in shares, the director may elect to defer his or her fees in the form of deferred

26

stock units, and for the portion of the director fees payable in cash, the director may elect to defer his or her fees either in the form of deferred stock units or as deferred cash fees.

Under the Director Deferral Program, the Company has established a notional deferral account (for bookkeeping purposes only) for each non-employee director who has elected to participate and all deferred fees are credited to this account, whether in cash or stock, as of the date the fee otherwise would have been paid to the director (the “Quarterly Deferral Date”). Deferred fees converted into deferred stock units are credited to the deferral account based on the fair market value of the Company’s Common Shares on the Quarterly Deferral Date. On each Quarterly Deferral Date, dividends earned on deferred stock units are credited to the deferral account in the form of additional deferred stock units based on dividends declared by the Company on its outstanding Common Shares during the quarter and the fair market value of the stock on such date. Additionally, on each Quarterly Deferral Date, deferred cash fees are credited with an additional deferred cash amount based on the dividends declared by the Company during the quarter on its outstanding Common Shares and the share equivalent, as defined in the Director Deferral Program, of the deferred cash balance from the preceding quarter. Upon the applicable payment date, as described above in the preceding paragraph, any deferred stock units credited to a director’s deferral account will be settled solely by delivering an amount of the Company’s Common Shares equal to the number of such deferred stock units, and, with respect to any deferred cash fees credited to the director’s deferral account, such fees will be paid solely in the form of cash. Directors have no rights as shareholders of the Company with respect to deferred stock units credited to their deferral accounts.

During 2023, one of the non-employee directors elected to participate in the Director Deferral Program by deferring all or a portion of their annual retainer fees in the form of deferred stock units.

In March 2024, the Board of Directors approved the Amended and Restated Non-Employee Director Deferral Program, subject to shareholder approval of the 2024 Omnibus Incentive Plan (defined below under Proposal 4), in order to continue the Director Deferral Program under the 2024 Omnibus Incentive Plan.

Employee Directors. Glade M. Knight and Justin G. Knight are employee directors of the Company and accordingly, during 2023, they received no compensation from the Company during their term of employment for their services as directors.

Director Compensation. The following table shows the amounts earned in 2023 by the Company’s non-employee directors.

Director	Fees Earned or Paid in Cash (1)	Share Awards (2)	All Other Compensation (3)	Total
Glenn W. Bunting	$85,000	$115,003	$—	$200,003
Jon A. Fosheim	85,000	115,003	35,335	235,338
Kristian M. Gathright	70,000	115,003	—	185,003
Carolyn B. Handlon (4)	58,333	86,259	—	144,592
Blythe J. McGarvie	85,000	115,003	—	200,003
L. Hugh Redd	94,000	115,003	29,430	238,433
Howard E. Woolley	70,000	115,003	18,442	203,445

(1)
In addition to cash fees not deferred, the amounts in this column include any cash fees that non-employee directors elected to defer in the form of deferred stock units or deferred cash fees under the Director Deferral Program, as well as cash fees paid to Mr. Redd for service on the Disclosure Committee.
(2)
The amounts in this column reflect the grant date fair value determined in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 718. Each non-employee director that was a member of the Board of Directors for the entirety of 2023 was awarded 7,359 (or 5,618 in the case of Ms. Handlon who was appointed to the Board on March 1, 2023) fully vested Common Shares (or deferred stock units if so elected). No share options were granted in 2023.
(3)
This column represents earnings on deferred stock unit and deferred cash fee accounts under the Director Deferral Program.

27

(4)
Ms. Handlon became a member of the Board of Directors on March 1, 2023.

Outstanding Stock Option Awards. In 2008, the Company adopted the Apple REIT Nine, Inc. 2008 Non-Employee Directors Stock Option Plan (the “Directors’ Plan”). The Directors’ Plan provided for automatic grants of options to acquire Common Shares. The Directors’ Plan applied to directors of the Company who were not employees or executive officers of the Company. The Directors’ Plan was terminated effective upon the listing of the Company’s Common Shares on the NYSE on May 18, 2015 (the “Listing”). No further grants can be made under the Directors’ Plan, provided however, the termination did not affect any outstanding director option awards previously issued under the Directors’ Plan. Following the termination of the Directors’ Plan, all awards to directors are made under the 2014 Omnibus Incentive Plan.

See “Ownership of Certain Beneficial Owners and Management” for the number of outstanding options that were granted to Glenn W. Bunting under the Directors’ Plan, which are all fully vested, as of March 26, 2024. Since adoption of the Directors’ Plan, Mr. Bunting has not exercised any of his options to acquire Common Shares. The directors did not have any other outstanding option awards as of the Record Date.

28

PROPOSAL 2. RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed KPMG LLP ("KPMG") as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2024, and the Board recommends the ratification of such appointment by shareholders. The Audit Committee is responsible for the selection, evaluation, compensation, retention and oversight of the Company’s independent registered public accounting firm, and the Audit Committee, led by its Chair, is directly involved in the selection of the lead engagement partner.

KPMG became the Company's independent registered public accounting firm effective February 22, 2024, and was appointed by the Audit Committee to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. Prior to February 22, 2024, the Company’s independent registered public accounting firm was Ernst & Young LLP (“E&Y”). See "Change in Auditor for 2024" below.

One or more representatives of KPMG are expected to attend the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to answer appropriate questions from shareholders. Representatives of E&Y are not expected to attend the Annual Meeting.

Auditor Fees

The following table sets forth the aggregate independent accounting fees billed by E&Y, our independent registered public accounting firm for the fiscal years ended December 31, 2023 and December 31, 2022.

Year	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
2023	$1,089,683	—	$423,213	—
2022	$1,046,000	—	$549,763	—

All services rendered by E&Y are permissible under applicable laws and regulations, and the annual audit of the Company was pre-approved by the Audit Committee, as required by applicable law. The nature of each of the services categorized in the preceding table is described below:

Audit Fees. These are fees for professional services rendered for the audit of the Company’s annual financial statements included in the Company’s Annual Report on Form 10-K (including the audit of the effectiveness of internal control over financial reporting required by Section 404 of the Sarbanes-Oxley Act of 2002), reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q, or services normally provided by the independent auditor in connection with statutory or regulatory filings or engagements, and other accounting and financial reporting work necessary to comply with the standards of the Public Company Accounting Oversight Board (“PCAOB”) and fees for services that only the Company’s independent auditor can reasonably provide.

Audit-Related Fees. These are fees for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements. Such services include accounting consultations, internal control reviews, audits in connection with acquisitions, attest services related to financial reporting that are not required by statute or regulation and required agreed-upon procedure engagements.

Tax Fees. Such services include tax compliance, tax advice and tax planning.

All Other Fees. These are fees for other permissible work that does not meet the above category descriptions.

29

These accounting services are actively monitored (as to both spending level and work content) by the Audit Committee to maintain the appropriate objectivity and independence in the core area of accounting work performed for the audit of the Company’s consolidated financial statements. The Audit Committee has concluded that the provision of the non-audit services by E&Y was compatible with maintaining E&Y’s independence.

Pre-Approval Policy for Audit and Non-Audit Services

In accordance with the Sarbanes-Oxley Act of 2002, all audit and non-audit services provided to the Company by its independent auditors must be pre-approved by the Audit Committee. As authorized by that act, the Audit Committee has delegated to the Chair of the Audit Committee the authority to pre-approve up to $25,000 in audit and non-audit services. This authority may be exercised when the Audit Committee is not in session. Any decisions by the Chair of the Audit Committee under this delegated authority will be reported at the next meeting of the Audit Committee. All services reported in the preceding fee table for fiscal years 2022 and 2023 were pre-approved by the full Audit Committee, as required by then applicable law.

The Company is asking you to vote on the adoption of the following resolution:

RESOLVED: That the shareholders of the Company ratify the appointment of KPMG as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

The affirmative vote of a majority of the votes cast will be necessary to approve this proposal. Abstentions will have no effect on the outcome of this proposal. The shareholder vote on this proposal is advisory and non-binding and serves only as a recommendation to the Board of Directors. If the shareholders do not ratify the appointment of KPMG by the affirmative vote of a majority of the votes cast at the meeting, the Audit Committee may consider the appointment of another independent registered public accounting firm but will not be required to appoint a different firm.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ABOVE PROPOSAL.

30

CHANGE IN AUDITOR FOR 2024

The Audit Committee conducted a competitive selection process to determine the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. E&Y, which had previously served as the Company’s independent registered public accounting firm, was invited to participate in this process. As a result of this competitive selection process, on February 19, 2024, the Audit Committee approved the appointment of KPMG to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024, and approved the dismissal of E&Y as the Company’s independent registered public accounting firm, in each case, effective February 22, 2024, following E&Y’s completion of its audit for the fiscal year ended December 31, 2023 on such date.

The audit reports of E&Y on the Company’s consolidated financial statements for the fiscal year ended December 31, 2023, which were included in the Company’s 2023 Annual Report on Form 10-K, and for the fiscal year ended December 31, 2022, which were included in the Company’s 2022 Annual Report on Form 10-K, did not contain any adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s fiscal years ended December 31, 2023 and 2022, and through February 22, 2024, (i) there were no "disagreements" (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions to that Item) between the Company and E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to E&Y’s satisfaction, would have caused E&Y to make reference to the subject matter of the disagreements in its reports on the consolidated financial statements for such years, and (ii) there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).

During the Company's fiscal years ended December 31, 2023 and 2022, and through February 22, 2024, neither the Company nor anyone on its behalf consulted with KPMG with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided to the Company by KPMG that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a "disagreement" (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions to that Item) or a “reportable event” (as described in Item 304(a)(1)(v) of Regulation S-K).

The Company provided E&Y with a copy of the disclosures it made in the Current Report on Form 8-K that disclosed the change in the Company’s independent registered public accounting firm described above, prior to its filing with the SEC on February 23, 2024 (“Form 8-K”). The Company requested that E&Y furnish the Company with a letter addressed to the SEC stating whether E&Y agrees with the statements contained in the Form 8-K that related to E&Y and, if not, stating the respects in which it does not agree. A copy of E&Y’s letter, dated February 23, 2024, is attached as Exhibit 16.1 to the Form 8-K.

31

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors is currently composed of four directors. All four directors are independent directors as defined under “Committees of the Board and Board Leadership—Audit Committee Independence.” The Audit Committee operates under a written charter that was adopted by the Board of Directors and is annually reassessed and updated, as needed, in accordance with applicable rules of the Securities and Exchange Commission. The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. In fulfilling its oversight duties, the Audit Committee reviewed and discussed the audited financial statements for fiscal year 2023 with management and the Company’s independent auditors, E&Y, including the quality and acceptability of the accounting principles, the reasonableness of significant judgments, any critical audit matters identified during the audit and the clarity of disclosure in the financial statements. The Audit Committee also reviewed management’s report on its assessment of the effectiveness of the Company’s internal control over financial reporting and E&Y’s report on the effectiveness of the Company’s internal control over financial reporting. Management is responsible for the preparation, presentation and integrity of the Company’s financial statements, accounting and financial reporting principles, internal controls, and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Company’s independent auditors are responsible for performing an independent audit of the consolidated financial statements and the notes thereto in accordance with generally accepted auditing standards.

The Audit Committee also has discussed with the independent auditors the matters required to be discussed pursuant to the applicable requirements of the PCAOB and the Securities and Exchange Commission. Additionally, the Audit Committee has received the written disclosures and letter from the independent auditors required by the applicable requirements of the PCAOB regarding the independent auditor’s communications with the Audit Committee concerning independence and has discussed, with the independent auditors, the independent auditors’ independence.

Based on the review and discussions described in this Report, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 for filing with the Securities and Exchange Commission.

The Audit Committee:
L. Hugh Redd, Chair
Glenn W. Bunting
Jon A. Fosheim
Carolyn B. Handlon

The Audit Committee Report above does not constitute “soliciting material” and will not be deemed “filed” or incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, that might incorporate SEC filings by reference, in whole or in part, notwithstanding anything to the contrary set forth in those filings.

32

EXECUTIVE OFFICERS

Each executive officer is appointed annually by the Board of Directors. The following table sets forth biographical information regarding the Company’s executive officers, other than Glade M. Knight, Executive Chairman, and Justin G. Knight, Chief Executive Officer, who also serve as directors and whose information is provided above in the section titled “Proposal 1. Election of Directors”:

Jeanette A. Clarke
Senior Vice President and Chief Capital Investments Officer Age: 42

Business Experience (1)

Ms. Clarke was appointed Senior Vice President and Chief Capital Investments Officer effective April 1, 2020. Ms. Clarke previously served as Senior Vice President of Capital Investments for the Company since March 2019 and has held various management and senior management positions with the Apple REIT Companies (as described in Note 1 below) since 2012. Ms. Clarke joined the Apple REIT Companies in 2008. Ms. Clarke has been instrumental in the development of the Company’s capital investments team, fostering valuable relationships with brand, manager and supplier teams, leading strategic capital reinvestment initiatives, and overseeing the Company’s energy efficiency and sustainability investment programs. Prior to joining the Apple REIT Companies, Ms. Clarke served as a Senior Financial Analyst at Genworth Financial, and from 2003 until 2008, she served in various roles at Circuit City Stores, Inc., including Accounting Manager of Expense, Service and Advertising Payables. Within the industry, Ms. Clarke serves on the Marriott Capital Asset Planning and Execution (CAPE) Board and the Hilton Garden Inn Owners Advisory Council. Ms. Clarke is also a member of the Virginia Commonwealth University Foundation Board of Trustees, serving on the Investments Committee and is a member of the Longwood University College of Business and Economics Advisory Board, serving as chair of the Strategic Planning Committee. Ms. Clarke holds a Master of Business Administration degree from Virginia Commonwealth University and a Bachelor of Science degree, Magna Cum Laude, in Business Administration with a concentration in Finance and minor in Economics from Longwood University.

Karen C. Gallagher
Senior Vice President and Chief Operating Officer Age: 47

Business Experience (1)

Ms. Gallagher was appointed Senior Vice President and Chief Operating Officer effective April 1, 2020. Ms. Gallagher previously served as Senior Vice President of Asset Management for the Company since January 2012 and has held various management and senior management positions with the Apple REIT Companies (as described in Note 1 below) since 2005. Ms. Gallagher joined the Apple REIT Companies in 2003. Ms. Gallagher’s leadership of the asset management team has been instrumental in fostering relationships with brand and management company teams and developing the Company’s analytical and benchmarking of property-level performance methodology, each helping to maximize profitability. Prior to joining the Apple REIT Companies, from 2000 to 2003, Ms. Gallagher served as Senior Assurance Associate with Ernst & Young LLP, where she specialized in real estate clients. Within the industry, Ms. Gallagher serves as a member of the Hampton by Hilton Ownership Advisory Council, as well as the Global Finance Committee for the lodging industry sponsored by the Hospitality Financial and Technology Professionals and American Hotel & Lodging Association. Ms. Gallagher holds a Master of Science degree in Accounting and a Bachelor of Science degree in Commerce from the McIntire School of Commerce at the University of Virginia, and a second major in Economics from the School of Arts and Sciences at the University of Virginia. Ms. Gallagher is a Certified Public Accountant.

33

Nelson G. Knight
President, Real Estate and Investments Age: 42

Business Experience (1)

Mr. Knight was appointed President, Real Estate and Investments effective April 1, 2020. Mr. Knight previously served as Executive Vice President and Chief Investment Officer for the Company since May 2014. Prior to serving in that position, Mr. Knight held various senior management positions with the Apple REIT Companies (as described in Note 1 below). Mr. Knight joined the Apple REIT Companies in 2005. Mr. Knight executes on the Company’s capital deployment strategies, including oversight of the Company’s capital reinvestment team. Mr. Knight serves on Hilton’s Product Advisory Council, on the TownePlace Suites by Marriott Franchise Advisory Council, and as an advisory board member of the Hunter Hotel Investment Conference. Mr. Knight serves on the Board of Trustees for Southern Virginia University in Buena Vista, Virginia, and serves on the Board of Advisors Executive Council for the Center for Real Estate at Texas Christian University’s Neeley School of Business. Mr. Knight holds a Master of Business Administration degree from Texas Christian University, as well as a Bachelor of Arts degree, Cum Laude, in History with a minor in Business from Southern Virginia University.

Nelson G. Knight is the son of Glade M. Knight, the Company’s Executive Chairman, and the brother of Justin G. Knight, the Company’s Chief Executive Officer.

Rachel S. Labrecque
Senior Vice President and Chief Accounting Officer Age: 45

Business Experience (1)

Ms. Labrecque was appointed Senior Vice President and Chief Accounting Officer effective April 1, 2020. Ms. Labrecque previously served as Senior Vice President of Accounting for the Company since January 2019 and since joining the Apple REIT Companies (as described in Note 1 below) in 2015, has held various management and senior management positions. Ms. Labrecque oversees accounting, financial reporting, treasury operations and taxation for the Company. Prior to joining the Apple REIT Companies, Ms. Labrecque served as Senior Vice President of Finance and Corporate Controller (2011-2015), Vice President and Corporate Controller (2008-2011) and Director of Financial Reporting (2006-2008) of Bowlero Corporation, formerly Bowlmor AMF Corporation. Ms. Labrecque also held various financial reporting, accounting and auditing roles with The Mills Corporation (a publicly traded REIT), AOL Time Warner, and Arthur Andersen, LLP. Ms. Labrecque holds a Bachelor of Science degree in Accounting from the Virginia Tech Pamplin College of Business. Ms. Labrecque is a Certified Public Accountant.

34

Elizabeth S. Perkins
Senior Vice President and Chief Financial Officer Age: 41

Business Experience (1)

Ms. Perkins was appointed Senior Vice President and Chief Financial Officer effective April 1, 2020. Ms. Perkins previously served as Senior Vice President of Corporate Strategy and Reporting for the Company since April 2015 and has held various management and senior management positions with the Apple REIT Companies (as described in Note 1 below) since 2008. Ms. Perkins joined the Apple REIT Companies in 2006. Ms. Perkins has been a key part of the leadership team at the Company, fostering valuable relationships, aiding in strategic investment decisions, directing corporate strategy and reporting initiatives, and overseeing the Company’s finance, capital markets, investor relations, risk management, information technology, business intelligence and internal audit functions. Ms. Perkins currently serves as the executive sponsor for the Company’s ESG Advisory Committee. Prior to joining the Apple REIT Companies, from 2004 to 2006, Ms. Perkins served as Assurance Associate with Ernst & Young LLP, where she specialized in insurance clients and was part of the assurance IPO team for one of those key clients. Within the industry, Ms. Perkins currently serves on the Residence Inn by Marriott System Marketing Fund Council and the distribution advisory councils for Marriott and Hilton. Ms. Perkins also serves on the American Hotel & Lodging Association’s Consumer Innovation Forum, ForWard Advisory Committee and the Owner Leader Council. Ms. Perkins holds a Bachelor of Business Administration degree in Accounting from the J.M. Tull School of Accounting within the Terry College of Business at the University of Georgia.

Matthew P. Rash
Senior Vice President, Chief Legal Officer and Secretary Age: 45

Business Experience (1)

Mr. Rash was appointed Senior Vice President, Chief Legal Officer and Secretary effective April 1, 2020. Mr. Rash previously served as Senior Vice President and General Counsel since joining the Company in March 2019. Mr. Rash oversees all legal matters for the Company and serves on the Company’s ESG Advisory Committee. Prior to joining the Company, Mr. Rash served as a Partner (2016-2019) and Associate (2005-2015) at McGuireWoods LLP, a full-service law firm in Richmond, Virginia, where he specialized in commercial real estate transactions, including acquisitions, dispositions and lending, working on numerous transactions with the Apple REIT Companies. From 2004 to 2005, he was a law clerk with the United States District Court for the Eastern District of Virginia, for the Honorable James R. Spencer. Mr. Rash serves on the Virginia Chamber of Commerce Board of Directors. Mr. Rash holds a Juris Doctor degree from the University of Richmond and a Bachelor of Arts degree in Government and Foreign Affairs from the University of Virginia.

(1)
See Note 1 to the Director Nominees table above in the section titled “Proposal 1. Election of Directors” for a description of the “Apple REIT Companies.”

35

PROPOSAL 3. ADVISORY VOTE ON EXECUTIVE COMPENSATION PAID BY THE COMPANY

In accordance with Section 14A of the Exchange Act, the Company is providing its shareholders with the opportunity to approve, on a non-binding, advisory basis, the compensation paid to the Company’s NEOs as disclosed in this Proxy Statement. The Board of Directors has adopted a policy, which shareholders previously approved by a non-binding advisory vote, of providing for an annual “say-on-pay” advisory vote. The Company encourages shareholders to read the disclosure under “Compensation Discussion and Analysis” for more information concerning the Company’s compensation philosophy, programs and practices, the compensation and governance-related actions taken in fiscal year 2023 and the compensation paid to the NEOs.

Accordingly, the Company is asking you to approve the adoption of the following resolution:

RESOLVED: That the shareholders of the Company approve, on a non-binding, advisory basis, the compensation paid to the Company’s NEOs, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion in the Proxy Statement.

The affirmative vote of a majority of the votes cast will be necessary to approve this proposal. Abstentions and broker non-votes will have no effect on the outcome of this proposal. The shareholder vote on this proposal is advisory and non-binding and serves only as a recommendation to the Board of Directors. Although the vote is non-binding, the Compensation Committee and the Board of Directors value the opinions of shareholders and will consider the outcome of the vote when making future compensation decisions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ABOVE PROPOSAL.

36

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis describes the Company’s executive compensation arrangements for the Company’s NEOs for 2023 and explains the structure and rationale associated with each material element of the 2023 compensation arrangements. The NEOs for 2023 are as follows:

Justin G. Knight	Chief Executive Officer
Nelson G. Knight	President, Real Estate and Investments
Elizabeth S. Perkins	Senior Vice President and Chief Financial Officer
Karen C. Gallagher	Senior Vice President and Chief Operating Officer
Rachel S. Labrecque	Senior Vice President and Chief Accounting Officer

The following chart provides a brief summary of the 2023 incentive compensation program for the Company's NEOs approved by the Compensation Committee in February 2023. Further details of the 2023 incentive compensation program can be found in the paragraphs and sections below.

In February 2023, the Compensation Committee approved an annual incentive program that provided that one-half (50%) of 2023 incentive compensation would be based on operational performance goals and metrics and one-half (50%) of the 2023 incentive compensation program would be based on shareholder return performance consistent with the Company’s historical incentive programs with 75% based on relative shareholder return metrics and 25% based on total shareholder return metrics over one-year, two-year, and three-year periods. With respect to the operational performance goals and metrics, 25% of the operational performance target was based on MFFO (as defined within Exhibit 1) per share, 25% of the target was based on total revenues of the Company and 50% of the target was based on operational performance goals, including: management of capital structure; evaluation and pursuit of accretive transactions; management of labor costs and improvement of employee productivity; enhancement of environmental, social and governance reporting; and enhancement of internal business intelligence

37

tools. The Compensation Committee continues to maintain a rigorous framework, one that requires outperformance (55th percentile), to achieve target level payout for the relative total shareholder return metrics.

Key Executive Compensation Practices

The following is a summary of the Company’s key practices aligning executive compensation with the interests of its shareholders, with target compensation percentages based on the Compensation Committee’s determinations:

What the Company Does	What the Company Doesn’t Do
•
Annual advisory vote on executive compensation;
•
Approximately 78% of executive target compensation for 2023 is incentive-based;
•
Approximately 75% of executive target incentive-based compensation for 2023 is payable in Common Shares of the Company;
•
50% of target incentive-based compensation for 2023 is based on shareholder return metrics;
•
50% of target incentive-based compensation for 2023 is based on operational performance goals and metrics;
•
Compensation Committee comprised entirely of independent directors;
•
Compensation Committee retains FPC, an independent compensation consultant who advises the committee on a regular basis;
•
Limited perquisites that are generally on the same terms as other employees and which represent only a small portion of total executive officer compensation;
•
Stock ownership requirements for executive officers;
•
Maximum amounts payable for executive incentive compensation awards; and
•
Market-aligned severance policy for executives with a double trigger for any change in control payments.

•
No employment contracts with executive officers;
•
Company Insider Trading Policy prohibits directors and employees from engaging in hedging of Company securities;
•
No dividends paid on restricted stock awards unless they vest;
•
No grants of stock options; and
•
No supplemental retirement plans.

38

Advisory Vote on Executive Compensation

The Company provides its shareholders annually with the opportunity to cast an advisory vote on executive compensation, and in 2023, approximately 98% of the shares voted were in support of the 2022 compensation of the executive officers. The Compensation Committee viewed this advisory vote as an expression by the shareholders of their general satisfaction with the Company’s executive compensation program. Consistent with the advisory vote of the shareholders at the 2023 annual meeting of shareholders, the Company will continue to hold advisory votes on executive compensation annually. The vote on the frequency of the say-on-pay vote is required every six years with the next one to take place in 2029.

Pay for Performance Philosophy

The Company believes that a significant portion of each NEO’s total compensation should be incentive-based to best align their interests with those of its shareholders. As a result, for 2023, the Compensation Committee approved a target compensation for the NEOs with the following average compensation mix:

All incentive compensation is performance-based:

50% on shareholder return metrics

50% on operational performance goals and metrics

The 2023 incentive compensation plan was based on five discretionary operational performance goals, two objective operational performance metrics and six objective shareholder return metrics. To further align interests with its shareholders, 75% of the target incentive compensation was payable in Common Shares of the Company, of which one-third was restricted and subject to a one-year vesting period and the remaining two-thirds being vested at issuance. Based on FPC’s 2023 peer group report discussed below, at that time the Company had the highest percentage of target executive compensation based on objective share and operating performance targets compared to its peer group.

39

General Philosophy and Objectives

The Company’s executive compensation philosophy continues to focus on attracting, motivating and retaining a superior management team that can maximize shareholder value. The compensation arrangements are designed to reward performance relative to financial and other metrics that the Company believes are key metrics that will enhance shareholder value and to reward executive officers for performance at levels that the Compensation Committee believes to be competitive with other public hospitality REITs. The compensation arrangements consist of both base salary and incentive compensation which is intended to incentivize executive officers to manage the Company in a prudent manner without encouraging unnecessary risk-taking. In establishing the compensation arrangements, the Compensation Committee believes the best way to maintain the alignment of management and shareholder objectives is to have a larger variable component tied to key metrics. On average, approximately 81% of target compensation of the NEOs was designed to be variable in 2023. The incentive goals in the incentive compensation program are set at competitive levels which are expected to require stretch performance but are believed to be achievable. The Compensation Committee also reviews and considers the management team’s overall compensation. The Company has not adopted a formal policy or guideline for allocating compensation between long-term and short-term compensation, between cash and non-cash compensation or among different forms of non-cash compensation.

Role of the Compensation Committee

Pursuant to the Compensation Committee’s charter, the Compensation Committee assists the Board of Directors in discharging the Board of Directors’ responsibilities relating to compensation of the Company’s officers. The Compensation Committee’s duties and responsibilities include, among other things, the following:

•
annually review and approve corporate goals and objectives relevant to the compensation of the Chief Executive Officer, and after evaluating performance in light of those goals and objectives, approve compensation of the Chief Executive Officer;
•
annually review corporate goals and objectives relevant to the compensation of the executive management officers of the Company, and after evaluating performance in light of those goals and objectives, approve compensation of the executive management officers, other than the Chief Executive Officer; and
•
review and make periodic recommendations to the Board of Directors with respect to the general compensation, benefits and perquisites policies and practices of the Company.

The Compensation Committee’s charter permits it to delegate its functions to one or more subcommittees as permitted by law and to retain consultants and other advisors to assist the Compensation Committee in carrying out its duties in evaluation of executive officer compensation.

In reviewing the Company’s executive compensation structure, the Compensation Committee evaluates data regarding executive compensation paid by, and executive compensation plans of, other public hospitality REITs and other peer group information which has been provided approximately every two years from 2014 to 2023 by FPC, and then again in 2024. The Compensation Committee utilizes FPC’s recommendations in conjunction with market data to determine annual executive compensation. Target compensation for 2023 for each NEO was approved by the Compensation Committee after consideration of each individual’s experience in their position and the industry, the risks and deterrents associated with their positions, the anticipated difficulty to replace the individual, and total compensation paid to each NEO in prior years.

40

Role of the Chief Executive Officer

In connection with determining compensation of executive officers, the Compensation Committee has sought input from the Company’s Chief Executive Officer. Any recommendations given by the Chief Executive Officer will be based upon the Chief Executive Officer’s assessment of the Company’s overall performance, each executive officer’s individual performance and employee retention considerations. The Compensation Committee reviews the Chief Executive Officer’s recommendations, and in its sole discretion determines all executive officer compensation.

Compensation Consultant

The Compensation Committee periodically consults with FPC as its independent executive compensation consultant regarding compensation arrangements. The Compensation Committee’s charter authorizes the Compensation Committee to retain or obtain the advice of a compensation consultant to advise it in the evaluation of executive officer compensation. In connection with developing the executive compensation structure and making executive compensation decisions, the Compensation Committee relies upon FPC to:

•
advise the Compensation Committee on the principal aspects of the executive compensation program;
•
assist in the selection of a group of peer companies (based on, among other things, industry, size and asset type);
•
provide information on the compensation structures of and the compensation paid to executive officers by peer companies;
•
advise on appropriate levels of compensation; and
•
advise on compensation trends within the real estate industry.

Peer Group Information

In connection with its comprehensive review of the executive compensation arrangements for all of the Company’s executive officers, the Compensation Committee relies upon FPC to provide, among other things, compensation information and data regarding executive officers in the Company’s peer group. The peer group compensation information and data are one factor the Compensation Committee considers in establishing the Company’s executive compensation arrangements. In January 2023, FPC presented a report to the Compensation Committee, which was used in establishing the 2023 incentive compensation program, including an overall median market capitalization for 2022 for the peer group of approximately $2.0 billion (the Company’s market capitalization for 2022 that was used in FPC's 2023 report was $3.9 billion). In February 2023, when the 2023 incentive compensation program for the Company's NEOs was approved by the Compensation Committee, the peer group, identified in the table below, consisted of the nine public company REITs in the hospitality industry with market capitalization closest to the Company.

DiamondRock Hospitality Company ("DRH")	Hersha Hospitality Trust ("HT")
Host Hotels & Resorts, Inc. ("HST")	Park Hotels & Resorts Inc. ("PK")
Pebblebrook Hotel Trust ("PEB")	RLJ Lodging Trust ("RLJ")
Summit Hotel Properties, Inc. ("INN")	Sunstone Hotel Investors, Inc. ("SHO")
Xenia Hotels & Resorts, Inc. ("XHR")

The Compensation Committee believes the peer group above represented companies with which the Company competed for talent and business at the time the 2023 incentive compensation program was approved. The Compensation Committee used data from the peer group in the table listed above to provide the Compensation Committee with a context in which to make base salary determinations and decisions regarding appropriate payout levels for incentive compensation at the time the 2023 incentive compensation program was approved in February 2023.

41

Elements of Executive Compensation

The Company’s executive compensation arrangements consist of base salary and incentive compensation. The incentive compensation for 2023 consists of operational metrics and goals and shareholder return metrics with target inventive compensation paid 25% in cash and 75% through equity awards.

Annual Base Salary

Annual base salary is a fixed level of compensation that reflects each NEO’s position and individual performance and is intended to comprise, on average, approximately 20% of each NEO’s target compensation. Base salary is designed to serve as a retention tool throughout the executive’s career. In determining base salaries, the Compensation Committee considers the salary information and data obtained for the executive officers in the peer group of companies identified above, each executive officer’s role and responsibility, unique skills, future potential with the Company, and internal pay equity considerations. After evaluating these factors, the Compensation Committee approved the following annual base salary of each NEO.

	2023 Annual Base Salary (1)	2022 Annual Base Salary (1)
Justin G. Knight	$635,000	$596,525
Nelson G. Knight	520,000	467,500
Elizabeth S. Perkins	515,000	446,250
Karen C. Gallagher	480,000	446,250
Rachel S. Labrecque	440,000	412,500
(1)
Annual base salary represents the annual base salary rate approved by the Compensation Committee.

42

Incentive Compensation

The NEOs are eligible to earn variable incentive compensation awards designed to reward the achievement of annual operational/financial performance measures and annual/multi-year total shareholder return measures. The Compensation Committee establishes target annual incentive award opportunities for each NEO, consisting of an annual cash payment award and an equity compensation award opportunity, following an analysis of market information and data for executive officers in the peer group of companies identified above, each executive officer’s role and responsibility, unique skills, future potential with the Company, and internal pay equity considerations. The Compensation Committee considers all relevant facts and circumstances when evaluating performance, including changing market conditions and broad corporate strategic initiatives, along with overall responsibilities and contributions, and retains the ability to exercise its judgment and discretion to adjust an incentive compensation award.

For 2023, approximately 75% of the target incentive compensation of the NEOs was intended to be provided through equity awards and the remainder as an annual cash payment award, with one-third of the target equity award being restricted and subject to a one-year vesting period and the remaining two-thirds of the target equity award being fully vested. Target incentive compensation awards earned upon the achievement of the performance goals and metrics consist of (i) for the shareholder return metrics discussed below, one-half of the total award in restricted Common Shares that vest on the second Friday of December in the year issued, i.e., December 13, 2024, and the remaining one-half in fully vested Common Shares and (ii) for the operating performance goals and metrics discussed below, one-half of the total award in fully vested Common Shares and the other half of the award as the annual cash payment award.

The Compensation Committee’s normal practice is to adopt annual performance measures for the annual incentive compensation awards following a review of the Company’s business plan and budget, which typically occurs in February of each year. NEOs employed as of the end of the year are eligible to receive incentive compensation awards to be determined pursuant to a weighted average formula based on the achievement of certain performance measures, consisting of shareholder return metrics and operational performance measures.

Performance Measures

In February 2023, the Compensation Committee adopted performance measures for the 2023 incentive compensation awards, consisting of shareholder return metrics and operational performance goals and metrics, following a review of the Company’s business plan for the year. At the time the performance goals and metrics were set, the Compensation Committee believed that the goals and metrics that had been established were substantially uncertain to be achieved.

43

The Compensation Committee determined that the operational performance measures for 2023 would be split between objective financial metrics and discretionary operational goals based on management's ability to execute on certain business objectives in a challenging economic environment, but the shareholder return performance measures should be based on objective metrics (consistent with the Company's past practice). The Compensation Committee did not set separate performance goals for individual executive officers. As described in greater detail in the sections that follow, the incentive compensation awards for 2023 were based on the following operational and shareholder return performance goals and metrics and resulted in the following payout achievement levels:

	Annual Incentive Compensation Award	Established Goals for 2023			2023 Actual	2023 Actual
	Weighting	Threshold	Target	Maximum	Results	Payout
Operational Performance Goals and Metrics
Total Revenue	12.5%	$1,200,000	$1,300,000	$1,380,000	$1,343,800	19.3%
MFFO per share	12.5%	$1.31	$1.55	$1.75	$1.60	15.6%
Manage capital structure	5.0%	Threshold performance	Target performance	Maximum performance	Maximum	10.0%
Evaluate and pursue accretive transactions	5.0%	Threshold performance	Target performance	Maximum performance	Maximum	10.0%
Manage labor costs and improve employee productivity	5.0%	Threshold performance	Target performance	Maximum performance	Target	5.0%
Enhance ESG reporting	5.0%	Threshold performance	Target performance	Maximum performance	Target	5.0%
Augment internal business intelligence tools	5.0%	Threshold performance	Target performance	Maximum performance	Above Target	7.5%

Shareholder Return Metrics
Total shareholder one-year return	4.2%	4.0%	7.0%	10.0%	12.2%	8.3%
Total shareholder two-year return	4.2%	7.0%	13.0%	19.0%	14.9%	5.5%
Total shareholder three-year return	4.2%	11.0%	18.0%	27.0%	44.1%	8.3%
Total shareholder one-year return relative to peer group	12.5%	30th percentile	55th percentile	75th percentile	96th percentile	25.0%
Total shareholder two-year return relative to peer group	12.5%	30th percentile	55th percentile	75th percentile	100th percentile	25.0%
Total shareholder three-year return relative to peer group	12.5%	30th percentile	55th percentile	75th percentile	100th percentile	25.0%

The Compensation Committee believes that each of the goals and metrics set for 2023 reflect key measurements of the Company’s operational, financial and shareholder return performance. The following summarizes how the Company measured each goal or metric, as well as how the Company performed in 2023.

Operational Performance Goals and Metrics

Due to the overall economic uncertainty and specific pressures facing the lodging industry in 2023, the Compensation Committee set a mix of discretionary operational goals and objective metrics for the operating performance measures of 2023. The amounts actually payable to each NEO with respect to the operational performance goals were determined within the Compensation Committee’s discretion after an evaluation of performance against each goal. Due to economic uncertainties, the Compensation Committee did not assign a specific pre-determined payout level of performance for each operating performance goal, as they were not based on quantitative performance measures. Instead, the Compensation Committee engaged in a detailed review of the performance with respect to each goal, progress towards the goal, and benefits realized by the Company, among other factors. In order to assess performance for the executive officers, during this evaluation, the Compensation Committee assigned weightings for each goal, with no single goal exceeding 10% of the potential payout attributable to the operational goals for the year. After a rigorous evaluation process, the Compensation Committee then determined the payout level, which would be at one of the following levels: target (100% payout, equal to the assigned weighting), threshold (50% payout, equal to half of the assigned weighting) or maximum (200% payout, equal to two times the assigned weighting).

44

The operational performance goals (not including operational performance metrics) for 2023 consisted of the following:

Goal	Initial Weighting (As a % of Operational Goals)	Achievement	Performance Summary
Effectively manage capital structure to include refinancing/paying off debt with 2023 maturities	10%	Maximum
•
Successfully repaid four secured mortgage loans totaling $37 million, increasing the number of unencumbered hotels at year end to 210.
•
Successfully extended the maturity date on $50 million of the Company's $225 million term loan facility by two years to August 2025.
•
Issued 12.8 million Common Shares under the ATM program at a weighted average market price of $17.05 per Common Share for total net proceeds of $216 million.

Evaluate and pursue accretive transactions	10%	Maximum
•
Acquired six properties during 2023 which improved the Company's portfolio quality and positioned the portfolio for growth.
•
Underwrote a significant number of deals (including portfolios and individual assets) and stayed disciplined in its approach and underwriting methodology throughout the year.

Manage labor costs and improve employee productivity	10%	Target
•
Worked with its management companies to effectively manage a challenging labor and high inflation environment and to mitigate expenses to fill open positions.
•
Improved automation of contract labor hiring and management in labor management systems resulting in higher productivity.

Enhance ESG reporting through the addition of Carbon Emissions data	10%	Target	• Engaged third party to advise and calculate carbon emissions data for all hotels. • Published a Corporate Responsibility Report including scope 1 and 2 greenhouse gas emissions data for 2022.
Augment internal business intelligence tools	10%	Above Target
•
Dramatically expanded the Company's data infrastructure by adding additional data sources for labor statistics, supply data and analytics.
•
Developed a Revenue Dashboard to assist in identifying and acting on meaningful property level revenue opportunities.
•
Enhanced labor reporting with identification of productivity issues in real time and better tracking of contract labor usage.
•
Enhanced tools utilized by the Company's Acquisition team to better assess opportunities.
•
Enhanced capital expense reporting, project tracking and tactical tools resulting in more sophisticated decision making.

Total Operational Performance Goal Weighting:	50%

The operational performance metrics for 2023 were Total Revenue and MFFO (as defined within Exhibit 1) divided by the Company’s weighted average Common Shares outstanding for the year ended December 31, 2023.

Shareholder Return Metrics

Shareholder return metrics included both absolute and relative total shareholder return metrics:

Total shareholder return metrics – The Company used shareholder returns over a one-year period (measured from January 1, 2023 to December 31, 2023), a two-year period (measured from January 1, 2022 to December 31, 2023) and a three-year period (measured from January 1, 2021 to December 31, 2023), measuring the benefit to

45

shareholders of holding the Company’s Common Shares over a period of time. Shareholder return includes the change in the share price as well as the reinvestment of dividends during the periods noted.

Relative total shareholder return vs. peers – The Company used relative shareholder returns compared to the Company’s peers over a one-year period (measured from January 1, 2023 to December 31, 2023), a two-year period (measured from January 1, 2022 to December 31, 2023) and a three-year period (measured from January 1, 2021 to December 31, 2023), measuring the benefit to shareholders of holding the Company’s Common Shares relative to that of its peer companies. For this performance goal, consistent with prior years, the Company’s peer group initially consisted of Ashford Hospitality Trust, Inc., Chatham Lodging Trust, Hersha Hospitality Trust ("HT"), RLJ Lodging Trust and Summit Hotel Properties, Inc. As of November 28, 2023, HT’s shares were no longer traded on the NYSE. In consultation with FPC, the Compensation Committee elected to remove HT from the peer group for purposes of calculating the relative total shareholder return for all performance periods. Shareholder return includes the change in the share price as well as the reinvestment of dividends during the periods noted.

Consistent with prior years, the amounts payable with respect to the shareholder return measures were determined based upon whether the Company’s performance met certain “threshold,” “target” or “maximum” levels for each of the performance measures. The “threshold” level can be characterized as “stretch but attainable,” meaning that, although attainment is uncertain, based on historical performance, it can reasonably be anticipated that threshold performance may be achieved. The “target” and “maximum” levels represent increasingly challenging and aggressive levels of performance. With respect to each performance measure, results below the threshold level resulted in a payment of 0% of the target value, results between the threshold and the target levels resulted in a payment of 50% to 100% of the target value, results between the target and the maximum levels resulted in a payment of 100% to 200% of the target value, and results above the maximum level resulted in a payment of 200% of the target value.

The Company has continued to maintain strong performance relative to its peer group. As reflected in the following charts, for the one-year, two-year, and three-year periods ended December 31, 2023, the Company outperformed the peer group cumulative total shareholder return average (consisting of Ashford Hospitality Trust, Inc., Chatham Lodging Trust, RLJ Lodging Trust and Summit Hotel Properties, Inc.). Returns for the one-year, two-year and three-year periods ended December 31, 2023 assume the reinvestment of dividends. See charts below.

46

Actual Award Earned

The Company’s 2023 actual results as compared to the established goals are summarized in the table above under “Performance Measures.” For 2023, the Company achieved an average of 169.6% of the target incentive for each of the metrics and goals discussed above, resulting in the compensation awards as follows:

	2023 Target Cash Incentive Compensation Award Opportunity	2023 Target Equity Incentive Compensation Award Opportunity	2023 Target Total Incentive Compensation Award Opportunity	2023 Actual Cash Incentive Compensation Award	2023 Actual Equity Incentive Compensation Award	2023 Actual Total Incentive Compensation Award
Justin G. Knight	$1,111,250	$3,333,750	$4,445,000	$1,610,618	$5,929,032	$7,539,650
Nelson G. Knight	455,000	1,365,000	1,820,000	659,466	2,427,630	3,087,096
Elizabeth S. Perkins	450,625	1,351,875	1,802,500	653,125	2,404,299	3,057,424
Karen C. Gallagher	420,000	1,260,000	1,680,000	608,738	2,240,884	2,849,622
Rachel S. Labrecque	275,000	825,000	1,100,000	398,578	1,467,245	1,865,823

These incentive compensation awards were determined by the Compensation Committee in February 2024, and the cash was paid and equity grants were issued in March 2024, with two-thirds of the equity awards vested immediately and one-third of the equity awards to vest in December 2024.

47

Realized Pay

The tables below, which supplement the Executive Compensation—Summary Compensation Table, show the value of the 2023 and 2022 compensation earned by each NEO under the compensation program.

2023 Realized Pay Table (1)

	Salary	Share Awards (2)	Non-Equity Incentive Plan Compensation	All Other Compensation	2023 Total Compensation Realized
Justin G. Knight	$635,000	$5,929,032	$1,610,618	$403,976	$8,578,626
Nelson G. Knight	520,000	2,427,630	659,466	186,622	3,793,718
Elizabeth S. Perkins	515,000	2,404,299	653,125	185,452	3,757,876
Karen C. Gallagher	480,000	2,240,884	608,738	178,719	3,508,341
Rachel S. Labrecque	440,000	1,467,245	398,578	127,330	2,433,153
(1)
Amounts shown for Salary, Non-Equity Incentive Plan Compensation and All Other Compensation equal the amounts reported in the Summary Compensation Table.
(2)
Amounts shown represent the value of the annual share awards earned for the 2023 performance year.

2022 Realized Pay Table (1)

	Salary	Share Awards (2)	Non-Equity Incentive Plan Compensation	All Other Compensation	2022 Total Compensation Realized
Justin G. Knight	$596,525	$5,215,226	$1,735,515	$270,694	$7,817,960
Nelson G. Knight	467,500	2,043,596	680,066	126,522	3,317,684
Elizabeth S. Perkins	446,250	1,950,694	649,154	122,384	3,168,482
Karen C. Gallagher	446,250	1,950,694	649,154	122,595	3,168,693
Rachel S. Labrecque	412,500	1,287,971	428,613	92,431	2,221,515
(1)
Amounts shown for Salary, Non-Equity Incentive Plan Compensation and All Other Compensation equal the amounts reported in the Summary Compensation Table.
(2)
Amounts shown represent the value of the annual share awards earned for the 2022 performance year.

The Realized Pay Tables differ from the Summary Compensation Table in that the 2023 and 2022 Realized Pay Tables show the actual value of the compensation earned based on the achievement of the performance metrics for 2023 and 2022, while the Summary Compensation Table reflects the estimated grant date fair value of such Common Shares that were to be issued subject to achievement of the performance conditions as determined in accordance with FASB ASC Topic 718. For a detailed description of the grant date fair value of the share awards, see Note 1 to the “Executive Compensation—Summary Compensation Table.” These tables are not a substitute for the “Executive Compensation—Summary Compensation Table” and are intended to provide additional information that the Company believes is useful in facilitating an understanding of the 2023 and 2022 compensation amounts earned by its NEOs.

Perquisites and Other Benefits

The NEOs participate in other benefits plans on the same terms as other employees. These plans include medical insurance, dental insurance, life insurance, disability insurance and a 401(k) plan. Under the 401(k) plan, employees are eligible to defer a portion of their salary and the Company, at its discretion, may make a matching contribution. In 2023, the Company made a matching contribution of up to $13,200, with the actual company contribution amount determined by the individual’s contribution and as restricted by statutory limits. As noted in the Summary

48

Compensation Table below, the Company provided limited perquisites to its NEOs in 2023, which included parking benefits. The emphasis in the compensation program for NEOs is on the pay-for-performance elements.

In addition, the NEOs are also entitled to receive accrued dividends on the share incentive compensation awards, which are payable in cash if the awards vest. Such amounts are included under the column, “All Other Compensation,” in the Summary Compensation Table below.

Ownership Requirements

The Board of Directors adopted share ownership guidelines that require executive officers to maintain a minimum share ownership in the Company. See “Corporate Governance—Share Ownership Guidelines.”

Limits on Tax Deductibility of Executive Compensation

Section 162(m) of the Internal Revenue Code of 1986, as amended (“Section 162(m)”), prohibits publicly held corporations from taking a tax deduction for annual compensation in excess of $1 million paid to any of the corporation’s “covered employees,” which include its chief executive officer, its chief financial officer and its three other most highly compensated executive officers (as well as any person who ever was a covered employee for any prior taxable year beginning after December 31, 2016). Since the Company qualifies as a REIT under the Internal Revenue Code and is generally not subject to U.S. federal income taxes on income distributed to shareholders (other than income of its taxable REIT subsidiaries), the payment of compensation that fails to satisfy the requirements of Section 162(m) will increase the Company’s required REIT distributions but does not have a material adverse consequence to the Company. Although the Company is mindful of the limits on deductibility imposed by Section 162(m), the Company nevertheless reserves the right to structure the compensation packages and awards in a manner that may exceed the limitation on deduction imposed by Section 162(m).

2024 Incentive Compensation

In February 2024, the Compensation Committee approved the annual incentive program to provide that one-half (50%) of 2024 incentive compensation will be based on operational performance goals and metrics and one-half (50%) of the incentive program will continue to measure shareholder return performance, based 75% on relative shareholder return metrics and 25% on total shareholder return metrics over one-year, two-year, and three-year periods. With respect to the operational performance metrics, 75% of the operational performance target will consist of Comparable Hotels RevPAR growth, Comparable Hotels Adjusted Hotel EBITDA margin, Adjusted EBITDAre, MFFO per share and capital expenditures, equally weighted at 15%, and the remaining 25% of the target will be based on operational performance goals, including: management of capital structure and the build out of proprietary market forecasting capabilities. The Compensation Committee will continue to maintain a rigorous framework, one that requires outperformance (55th percentile) to achieve target level payout for the relative total shareholder return metrics.

In February 2024, the Compensation Committee approved a change to the peer group used for evaluation of executive compensation, starting with the 2024 incentive compensation plan, by removing Hersha Hospitality Trust following its delisting from the NYSE as a result of its acquisition in 2023 and replacing it with Ryman Hospitality Properties, Inc. ("RHP") which helps the Company maintain a similar relative size positioning to the other peer group members. In February 2024, FPC presented an updated report to the Compensation Committee, including the peer group changes and an overall median market capitalization at December 31, 2023 of approximately $2.0 billion (the Company's market capitalization at December 31, 2023 was $3.8 billion).

49

Note: Market Capitalization at December 31, 2023

The Compensation Committee believes the updated peer group above represents companies with which the Company competes for talent and business. The Compensation Committee used data from this peer group to provide context in which to make base salary determinations and decisions regarding appropriate payout levels for incentive compensation starting in 2024.

Special Note Regarding Non-GAAP Financial Measures

This Compensation Discussion and Analysis contains certain non-GAAP financial measures which are described in more detail in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 in Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Non-GAAP Financial Measures.” Refer to Exhibit 1 for the reconciliation to net income determined in accordance with GAAP of the non-GAAP financial measure, Modified Funds from Operations ("MFFO").

Compensation Committee Report

The Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

The Compensation Committee:
Glenn W. Bunting, Chair
L. Hugh Redd
Howard E. Woolley

The Compensation Committee Report above does not constitute “soliciting material” and will not be deemed “filed” or incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, that might incorporate SEC filings by reference, in whole or in part, notwithstanding anything to the contrary set forth in those filings.

50

Compensation Committee Interlocks and Insider Participation

The members of the Compensation Committee during 2023 were Glenn W. Bunting, L. Hugh Redd and Howard E. Woolley. No member of the Compensation Committee is or has ever been an officer or employee of the Company, and no member of the Compensation Committee has or had any relationships requiring disclosure by the Company under the SEC’s rules requiring disclosure of certain relationships and related-party transactions. No executive officer serves or has served as a member of a compensation committee, or other committee serving an equivalent function, of any other entity that has one or more of its executive officers serving as a member of the Board of Directors or Compensation Committee and no executive officer serves or has served as a director of another entity, one of whose executive officers serves on the Compensation Committee. Accordingly, during 2023, there were no interlocks with other companies within the meaning of the SEC’s proxy rules.

51

EXECUTIVE COMPENSATION

The following table sets forth certain compensation information for each of the Company’s NEOs for 2023.

Summary Compensation Table

The Summary Compensation Table reflects compensation under the executive compensation arrangements discussed above under “Compensation Discussion and Analysis.”

Name	Principal Position	Year	Salary	Share Awards (1)	Non-Equity Incentive Plan Compensation (2)	All Other Compensation (3)	Total
Justin G. Knight	Chief Executive Officer	2023	$635,000	$4,323,874	$1,610,618	$403,976	$6,973,468
		2022	596,525	4,133,501	1,735,515	270,694	6,736,235
		2021	557,500	3,636,740	1,853,688	44,102	6,092,030
Nelson G. Knight	President, Real Estate and	2023	520,000	1,770,405	659,466	186,622	3,136,493
	Investments	2022	467,500	1,619,724	680,066	126,522	2,893,812
		2021	425,000	1,386,201	706,563	37,017	2,554,781
Elizabeth S. Perkins	Senior Vice President and	2023	515,000	1,753,382	653,125	185,452	3,106,959
	Chief Financial Officer	2022	446,250	1,546,100	649,154	122,384	2,763,888
		2021	425,000	1,188,173	605,625	38,607	2,257,405
Karen C. Gallagher	Senior Vice President and	2023	480,000	1,634,220	608,738	178,719	2,901,677
	Chief Operating Officer	2022	446,250	1,546,100	649,154	122,595	2,764,099
		2021	425,000	1,188,173	605,625	36,659	2,255,457
Rachel S. Labrecque	Senior Vice President and	2023	440,000	1,070,025	398,578	127,330	2,035,933
	Chief Accounting Officer	2022	412,500	1,020,835	428,613	92,431	1,954,379
		2021	375,000	873,656	445,313	35,613	1,729,582

(1)
The amounts in this column reflect the estimated grant date fair value of the Common Shares to be issued subject to achievement of performance conditions as determined in accordance with FASB ASC Topic 718. As discussed above under “Compensation Discussion and Analysis—Elements of Executive Compensation—Incentive Compensation,” in 2023 each NEO participated in an incentive plan which included operational performance goals and metrics and six market-based metrics. In 2022, NEOs participated in an incentive plan which included operational performance goals and metrics and six market-based metrics. In 2021, NEOs participated in an incentive plan which included operational performance goals and six market-based metrics. The table below summarizes the estimated fair value of the share incentive awards as of February 8, 2023, February 9, 2022 and February 16, 2021, the dates the Compensation Committee approved the plans for both the performance-based and market-based incentives. To estimate the fair value of the market-based awards, the Company used a Monte Carlo simulation to estimate the probability of the Company’s total shareholder return and relative return to the peer group for the applicable year as of February 8, 2023, February 9, 2022, and February 16, 2021, the effective dates of the incentive awards. For the Company’s operational performance-based incentives, the Company used the target as the probable incentive to be earned. See “Grants of Plan-Based Awards” below for the maximum value as of the grant date of the equity incentive plan awards for 2023 assuming the highest market and performance conditions were met.

52

(note 1, continued)
Name	Year	Market-Based Incentive	Company Performance- Based Incentive	Other Share Awards	Total Share Awards
Justin G. Knight	2023	$3,212,624	$1,111,250	$—	$4,323,874
	2022	3,089,582	1,043,919	—	4,133,501
	2021	2,661,115	975,625	—	3,636,740
Nelson G. Knight	2023	1,315,405	455,000	—	1,770,405
	2022	1,210,661	409,063	—	1,619,724
	2021	1,014,326	371,875	—	1,386,201
Elizabeth S. Perkins	2023	1,302,757	450,625	—	1,753,382
	2022	1,155,631	390,469	—	1,546,100
	2021	869,423	318,750	—	1,188,173
Karen C. Gallagher	2023	1,214,220	420,000	—	1,634,220
	2022	1,155,631	390,469	—	1,546,100
	2021	869,423	318,750	—	1,188,173
Rachel S. Labrecque	2023	795,025	275,000	—	1,070,025
	2022	763,022	257,813	—	1,020,835
	2021	639,281	234,375	—	873,656

(2)
The annual cash incentive compensation with respect to each year is paid in the following year. See “Compensation Discussion and Analysis—Elements of Executive Compensation—Incentive Compensation.”
(3)
Includes the portion of the health insurance, life and disability insurance, parking, and 401(k) match paid by the Company. Also includes estimated dividends on the share awards in all three years. For 2023, includes the following amounts for estimated dividends (approximately one-third of such amounts will be paid following vesting of the restricted Common Shares, as applicable): Justin G. Knight—$368,059; Nelson G. Knight—$150,701; Ms. Perkins—$149,253; Ms. Gallagher—$139,108; and Ms. Labrecque—$91,083.

Grants of Plan-Based Awards

The following table sets forth information with respect to grants of awards made to the NEOs during the fiscal year ended December 31, 2023.

		Estimated Future Payouts Under Non-Equity Incentive Plan- Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards (2)			Grant Date
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold ($)	Target ($)	Maximum ($)	Fair Value of Stock Awards (3)
Justin G. Knight	February 8, 2023	$555,625	$1,111,250	$2,222,500	—	—	—	—
	February 8, 2023	—	—	—	$1,666,875	$3,333,750	$6,667,500	$4,323,874
Nelson G. Knight	February 8, 2023	227,500	455,000	910,000	—	—	—	—
	February 8, 2023	—	—	—	682,500	1,365,000	2,730,000	1,770,405
Elizabeth S. Perkins	February 8, 2023	225,313	450,625	901,250	—	—	—	—
	February 8, 2023	—	—	—	675,938	1,351,875	2,703,750	1,753,382
Karen C. Gallagher	February 8, 2023	210,000	420,000	840,000	—	—	—	—
	February 8, 2023	—	—	—	630,000	1,260,000	2,520,000	1,634,220
Rachel S. Labrecque	February 8, 2023	137,500	275,000	550,000	—	—	—	—
	February 8, 2023	—	—	—	412,500	825,000	1,650,000	1,070,025

(1)
These columns show the range of potential payouts for 2023 performance under the Company’s annual cash incentive compensation for the NEOs as described in the section titled “Compensation Discussion and Analysis—Elements of Executive Compensation—Incentive Compensation.”
(2)
These columns show the range of potential payouts for 2023 performance under the Company’s share incentive compensation for the NEOs as described in the section titled “Compensation Discussion and Analysis—Elements

53

of Executive Compensation—Incentive Compensation.” If the performance conditions are met, the Company pays these awards in Common Shares, with the value of the Common Shares equal to the dollar amount of the payouts as set forth in the table. See “Compensation Discussion and Analysis—Elements of Executive Compensation—Incentive Compensation.”
(3)
The amounts in this column reflect the grant date fair value of the Common Shares to be issued subject to achievement of performance conditions as determined in accordance with FASB ASC Topic 718. See Note 1 to the Summary Compensation Table above for additional information on the determination of the fair value of the Common Shares. The actual value of Common Shares issued with respect to 2023 performance is set forth above under “Compensation Discussion and Analysis—Elements of Executive Compensation—Incentive Compensation.”

2023 Option Exercises and Stock Vested

The following table sets forth the number of restricted Common Shares that vested for each of the Company’s NEOs during 2023 and the value realized by these officers upon such vesting. The Company has not granted any options to its officers.

	Stock Awards
Name	Number of Shares Acquired on Vesting (1)	Value Realized on Vesting (2)
Justin G. Knight	104,183	$1,760,693
Nelson G. Knight	40,824	689,926
Elizabeth S. Perkins	81,245	1,314,698
Karen C. Gallagher	81,245	1,314,698
Rachel S. Labrecque	66,315	1,064,715

(1)
Consists of (i) restricted Common Shares issued in April 2020 to Ms. Perkins, Ms. Gallagher and Ms. Labrecque that vested March 31, 2023 and (ii) restricted Common Shares issued in March 2023 (with respect to 2022 performance) that were earned as of December 31, 2022 and vested December 8, 2023.
(2)
The value upon vesting is calculated by multiplying the number of Common Shares vested on each vesting date (March 31, 2023 and December 8, 2023) by the closing price of the Common Shares on the NYSE on such date ($15.52 and $16.90, respectively).

Outstanding Equity Awards at Fiscal Year End

The following table sets forth all equity awards issued to the NEOs that were outstanding as of December 31, 2023.

Name	Grant Date	Number of Shares that have not Vested	Market Value of Shares that have not Vested	Equity Incentive Plan Awards: Number of Unearned Shares (1)	Equity Incentive Plan Awards: Payout Value of Unearned Shares (1)
Justin G. Knight	February 8, 2023	—	$—	401,415	$6,667,500
Nelson G. Knight	February 8, 2023	—	—	164,359	2,730,000
Elizabeth S. Perkins	February 8, 2023	—	—	162,778	2,703,750
Karen C. Gallagher	February 8, 2023	—	—	151,716	2,520,000
Rachel S. Labrecque	February 8, 2023	—	—	99,338	1,650,000

54

(1)
The payout value of unearned Common Shares is based on the “Maximum” payout of equity incentive plan awards for 2023 performance, as performance as of December 31, 2023 exceeded “Target” performance levels. The number of unearned Common Shares is based on the payout value divided by the closing price of the Company's Common Shares on December 31, 2023 of $16.61.

Compensation Plans

Executive Change of Control Severance Plan

On May 29, 2014, the Board of Directors, upon recommendation of the Compensation Committee, approved the Apple Hospitality REIT, Inc. Executive Severance Pay Plan (the “Severance Plan”), which was amended effective March 22, 2019. The Severance Plan was further amended effective April 1, 2020 to include the executive officers appointed on that date as participants under the plan. Each of the NEOs of the Company were participants in the Severance Plan at December 31, 2023.

The Severance Plan generally provides severance or income protection benefits to participants in the event of their termination in connection with certain changes in control of the Company, including, subject to certain exceptions, (i) the acquisition by any person of securities having 20% or more of the combined voting power of the Company’s outstanding securities other than as a result of an issuance of securities initiated by the Company or open market purchases approved by the Board, or (ii) when, as the result of, or in connection with, a cash tender or exchange offer, a merger or other business combination, a sale of assets, a contested election, or any combination of these transactions, the persons who were directors of the Company before such transactions cease to constitute a majority of the Board, or any successor’s board, within two years of the last of such transactions (each such event, a “Change in Control”).

If a participant in the Severance Plan is terminated during the one-year period commencing on the date of a Change in Control by the Company, other than for Cause, or by a participant for Good Reason, such participant will be entitled to receive a lump sum cash payment equal to the sum of (i) to the extent not previously paid, his or her salary and any accrued paid time off through the date of termination, (ii) his or her Annual Bonus, prorated for the number of days he or she worked during the year in which the termination occurred, and (iii) 3.0 times the sum of (x) his or her Annual Bonus and (y) his or her Annual Base Salary. Participants will also generally be entitled to receive additional benefits, including the following: (i) accelerated vesting of any and all stock incentive awards, (ii) welfare benefits (including, without limitation, medical, dental, health, disability, individual life and group life insurance benefits) for the participant and his or her family for the one-year period following termination, (iii) payment by the Company of the full premium for continuation of insurance benefits under COBRA for up to 12 months following termination, (iv) payment by the Company of life insurance premiums for 12 months if the participant elects to convert any group term life insurance to an individual policy, and (v) payment by the Company of up to $15,000 in reasonable fees and costs charged by a nationally recognized outplacement firm.

Subject to certain exceptions, in the event that, upon or immediately after a Change in Control, a participant is offered a position with a title, responsibilities and compensation reasonably comparable to the title, responsibilities and compensation of such participant with the Company preceding the Change in Control at the successor to the Company, and the participant does not accept such position, the participant will not be entitled to any of the benefits described above. If the participant accepts such position, he or she will conclusively be deemed not to have been terminated. The Company has also adopted change of control severance plans applicable to all other employees of the Company.

For purposes of the Severance Plan, the terms, “Annual Base Salary,” “Annual Bonus,” “Cause” and “Good Reason” are defined as follows:

“Annual Base Salary” means an amount equal to 12 times the highest monthly base salary paid or payable, including any base salary which has been earned but deferred, to the executive by the Company in respect of the 12-month period immediately preceding the month in which a Change in Control occurs.

55

“Annual Bonus” means an amount equal to the annual bonus paid to the executive by the Company during the calendar year immediately preceding the year which contains the date on which a Change in Control occurs.

“Cause” means (a) the executive’s continued or deliberate neglect of his or her duties, (b) willful misconduct by the executive injurious to the Company, whether monetary or otherwise, (c) the executive’s violation of any code or standard of ethics generally applicable to employees of the Company, (d) the executive’s active disloyalty to the Company, (e) the executive’s conviction of a felony, (f) the executive’s habitual drunkenness or drug abuse or (g) the executive’s excessive absenteeism unrelated to a disability (as defined in the Company’s long-term disability plan).

“Good Reason” means any action by the Company without the executive’s consent that results in any of the following: (a) a reduction of the executive’s annual salary to an amount which is materially less than the amount of the executive’s Annual Base Salary; (b) a material reduction in the executive’s duties with the Company, provided that a change in title or position shall not be “Good Reason” absent a material reduction in duties; or (c) a relocation of more than 50 miles from the executive’s workplace of 814 East Main Street, Richmond, Virginia 23219, without the consent of the executive.

2014 Omnibus Incentive Plan

In May 2014, the Board of Directors approved the 2014 Omnibus Incentive Plan, and in May 2015, the shareholders approved the 2014 Omnibus Incentive Plan. The 2014 Omnibus Incentive Plan permits the grant of awards of stock options, stock appreciation rights (“SARs”), restricted stock, stock units, unrestricted stock, dividend equivalent rights, performance shares and other performance-based awards, other equity-based awards, and cash bonus awards to any employee, officer, or director of the Company or an affiliate of the Company, a consultant or adviser currently providing services to the Company or an affiliate of the Company, or any other person whose participation in the 2014 Omnibus Incentive Plan is determined by the Compensation Committee of the Board of Directors to be in the best interests of the Company.

In addition to the payments and benefits provided pursuant to the terms of the Severance Plan described above, the NEOs also receive additional benefits under the 2014 Omnibus Incentive Plan upon a Change in Control as defined under the 2014 Omnibus Incentive Plan. If the Company experiences a Change in Control in which outstanding awards will not be assumed or continued by the surviving entity: (i) all restricted stock and stock units will vest and the underlying shares will be delivered immediately before the Change in Control, and (ii) at the Compensation Committee’s discretion either (x) all options and SARs will become exercisable 15 days before the Change in Control and terminate upon the consummation of the Change in Control, or (y) all options, SARs, restricted stock and stock units will be canceled and cashed out in connection with the Change in Control for an amount in cash or securities having a value, in the case of restricted stock or stock units, equal to the formula or fixed price per share paid to the shareholders pursuant to such Change in Control and, in the case of options or SARs, equal to the product of the number of shares subject to such options or SARs multiplied by the amount, if any, by which the formula or fixed price per share paid to shareholders pursuant to such Change in Control exceeds the exercise price applicable to such shares. In the event the option exercise price or SAR exercise price of an award exceeds the price per share paid to shareholders in the Change in Control, such options and SARs may be terminated for no consideration. In the case of performance-based awards, if at least half of the performance period has lapsed, the Compensation Committee will determine the actual performance to date as of a date reasonably proximal to the date of the consummation of the Change in Control, and such level of performance will be treated as achieved immediately prior to the occurrence of the Change in Control. If less than half of the performance period has lapsed, or if actual performance is not determinable, the performance-based awards will be treated as though target performance has been achieved.

A Change in Control under the 2014 Omnibus Incentive Plan means the occurrence of any of the following:

(a)
a “Person” or “group” (within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act) of more than fifty percent (50%) of the total voting power of the voting stock of the Company, on a fully diluted basis;
(b)
individuals who, on the date on which the 2014 Omnibus Incentive Plan was adopted, constitute the Board of Directors (together with any new directors whose election or nomination for election was

56

approved by a vote of at least a majority of the members of such Board of Directors who either were members of such Board of Directors on the date on which the 2014 Omnibus Incentive Plan was adopted or whose election or nomination for election was previously so approved), cease for any reason to constitute a majority of the members of such Board of Directors then in office;
(c)
the Company consolidates with, or merges with or into, any person, or any person consolidates with, or merges with or into, the Company, other than any such transaction in which the holders of securities that represented one hundred percent (100%) of the voting stock of the Company immediately prior to such transaction (or other securities into which such securities are converted as part of such merger or consolidation transaction) own directly or indirectly at least a majority of the voting power of the voting stock of the surviving person in such merger or consolidation transaction immediately after such transaction;
(d)
there is consummated any direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one transaction or a series of related transactions, of all or substantially all of the assets of the Company and its subsidiaries, taken as a whole, to any “Person” or “group” (within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act); or
(e)
the stockholders of the Company adopt a plan or proposal for the liquidation, winding up or dissolution of the Company.

In March 2024, the Board approved the 2024 Omnibus Incentive Plan, which plan’s adoption is subject to shareholder approval of Proposal 4. If shareholders approve the 2024 Omnibus Incentive Plan, the 2014 Omnibus Incentive Plan will terminate, with respect to any Common Shares that are not subject to any awards under the plan, upon approval of the 2024 Omnibus Incentive Plan, and if the 2024 Omnibus Incentive Plan is not approved, will terminate automatically by its terms on May 29, 2024.

No Tax Gross-Up Payments

The Company does not provide, and no NEO is entitled to receive, any tax gross-up payments in connection with his or her compensation or severance provided by the Company.

57

Potential Payments upon Termination or Change in Control

The compensation payable to the Company’s NEOs upon (i) termination of the executive without Cause or by the executive for Good Reason within one year of a Change in Control pursuant to the Severance Plan and (ii) a Change in Control, regardless of a corresponding termination, pursuant to the 2014 Omnibus Incentive Plan is, in each case, set forth above in the section entitled “Compensation Plans.” The compensation payable to the NEOs upon such terminations or Change in Control will be paid in a single lump sum. All of the benefits payable upon termination pursuant to the Severance Plan are conditioned upon the executive’s execution of a general release of claims.

The following table summarizes the cash payments and estimated equivalent cash value of benefits that would have been provided to the NEOs under the terms of the 2014 Omnibus Incentive Plan and the Severance Plan upon a termination or Change in Control as of December 31, 2023, and thus reflects amounts earned through such time and estimates of the amounts which would be paid to the NEO as of December 31, 2023. The actual amounts to be paid can only be determined at the time of the termination or Change in Control.

	Termination	No Termination
Name/Payment of Benefit	Without Cause/ For Good Reason Upon or Within One Year of a Change in Control	Change in Control
Justin G. Knight
Cash Severance	$31,191,274	$—
Acceleration of Equity Awards	—	—
Nelson G. Knight
Cash Severance	13,056,596	—
Acceleration of Equity Awards	—	—
Elizabeth S. Perkins
Cash Severance	12,523,284	—
Acceleration of Equity Awards	—	—
Karen C. Gallagher
Cash Severance	12,415,526	—
Acceleration of Equity Awards	—	—
Rachel S. Labrecque
Cash Severance	8,578,321	—
Acceleration of Equity Awards	—	—

58

Equity Compensation Plan Information

The Company’s Board of Directors adopted and the Company’s shareholders approved the 2014 Omnibus Incentive Plan, which provides for the issuance of up to 10 million Common Shares, subject to adjustments, to employees, officers, and directors of the Company or affiliates of the Company, consultants or advisers currently providing services to the Company or affiliates of the Company, and any other person whose participation in the 2014 Omnibus Incentive Plan is determined by the Compensation Committee to be in the best interests of the Company. The Company’s Board of Directors previously adopted, and the Company’s shareholders approved the Directors’ Plan to provide incentives to attract and retain directors. In May 2015, the Directors’ Plan was terminated effective upon the Listing, and no further grants can be made under the Directors’ Plan, provided however, that the termination did not affect any outstanding director option awards previously issued under the Directors’ Plan.

The following is a summary of securities issued under the Company’s equity compensation plans as of December 31, 2023:

	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (1)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (2)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in First Column) (3)
Equity compensation plans approved by security holders	115,961	$20.50	6,625,302
Equity compensation plans not approved by security holders	—	—	—
Total equity compensation plans	115,961	$20.50	6,625,302

(1)
Includes 40,132 stock options granted to the Company’s current and former directors under the Directors’ Plan, all of which expire in 2024. Also includes 75,829 fully vested deferred stock units, including quarterly dividends earned, under the Director Deferral Program that are not included in the calculation of the weighted-average exercise price of outstanding options.
(2)
The weighted-average exercise price of outstanding options relates solely to stock options, which are the only currently outstanding exercisable security.
(3)
Does not include remaining Common Shares registered under the Directors’ Plan, as no further grants can be made under the Plan.

59

PAY RATIO DISCLOSURE

Presented below is the ratio of the annual total compensation of the Company’s Chief Executive Officer to the annual total compensation of the Company’s median employee (excluding the Chief Executive Officer). The ratio presented below is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K under the Exchange Act.

For the fiscal year ended December 31, 2023, the annual total compensation of the median employee of the Company was $180,746. For the fiscal year ended December 31, 2023, the annual total compensation of the Chief Executive Officer, as reported in the “Total” column of the Summary Compensation Table above in the section titled “Executive Compensation—Summary Compensation Table,” was $6,973,468. For 2023, the annual total compensation of the Chief Executive Officer was 38.6 times that of the annual total compensation of the median employee.

The median employee of the Company was determined by finding the employee with the median total compensation for the fiscal year ended December 31, 2023, based on total gross taxable compensation for 2023. The Company did not apply any cost-of-living adjustments as part of the calculation. The Company selected the median employee based on the 62 full-time, part-time and temporary workers who were employed by the Company at December 31, 2023 (excluding the Chief Executive Officer). This is the same methodology used by the Company in the 2023 Proxy Statement for the fiscal year ended December 31, 2022.

60

PAY VERSUS PERFORMANCE

This Pay Versus Performance section is not deemed filed with the SEC, and is not to be incorporated by reference in any of the Company’s filings under the Securities Act or the Exchange Act, respectively, whether made before or after the date of this proxy statement and irrespective of any general incorporation language therein.

The following table sets forth information concerning the compensation actually paid to the Company's CEO and to its other NEOs compared to Company performance for the years ended December 31, 2023, 2022, 2021 and 2020. The disclosure included in this section is prescribed by SEC rules and does not necessarily align with how the Company or the Compensation Committee views the link between the Company’s performance and its NEO’s pay. For a discussion of how the Company views its executive compensation structure, including alignment with Company performance, see Compensation Discussion and Analysis beginning on page 37. The Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown.

					Value of Initial Fixed $100 Investment Based On:
Year	Summary Compensation Table Total for PEO (1)	Compensation Actually Paid to PEO (1)(2)	Average Summary Compensation Table Total for Non-PEO NEOs (3)	Average Compensation Actually Paid to Non-PEO NEOs (2)(3)	Total Shareholder Return (4)(5)	Peer Group Total Shareholder Return (5)(6)	Net Income (Loss)	Company Selected Measure: MFFO per share (7)
2023	$6,973,468	$8,961,817	$2,795,266	$3,536,160	$116.88	$47.36	$177,488,702	$1.60
2022	6,736,235	7,792,417	2,594,045	2,949,383	104.13	50.94	144,804,963	1.53
2021	6,092,030	8,045,665	2,199,306	2,927,328	101.73	60.62	18,827,539	0.93
2020	3,914,027	3,677,980	1,450,701	1,743,731	81.11	55.73	(173,206,725)	0.09

(1)
The principal executive officer ("PEO") for 2023, 2022, 2021 and 2020 was Justin G. Knight, Chief Executive Officer of the Company.
(2)
Compensation actually paid is based on the total compensation measure included in the Summary Compensation Table ("SCT") on page 52, with the following adjustments made to the amounts disclosed for equity awards.

(note 2, continued)
Adjustments for PEO	2023	2022	2021	2020
Amounts reported under "Share Awards" in the SCT	$(4,323,874)	$(4,133,501)	$(3,636,740)	$(3,330,589)
For awards granted in the covered fiscal year:
Fair value of awards outstanding and unvested as of covered fiscal year-end	5,929,077	5,215,244	5,378,614	2,634,188
For awards granted in prior years:
Change in fair value from prior year-end to vesting date for awards granted prior to covered fiscal year that vested during covered fiscal year	20,828	(97,097)	152,598	6,487
Add the dollar value of any dividends or other earnings paid on equity awards during the covered fiscal year prior to vesting date of the award	362,318	71,536	59,163	453,868
Total Adjustments for PEO	$1,988,349	$1,056,182	$1,953,635	$(236,046)

61

Adjustments for the Average of Other NEOs	2023	2022	2021	2020
Amounts reported under "Share Awards" in the SCT	$(1,557,008)	$(1,433,190)	$(1,159,051)	$(1,036,802)
For awards granted in the covered fiscal year:
Fair value of awards outstanding and unvested as of covered fiscal year-end	2,135,034	1,808,257	1,714,196	1,293,577
For awards granted in prior years:
Change in fair value from prior year-end to covered fiscal year-end for awards granted prior to covered fiscal year and outstanding and unvested at covered fiscal year-end	-	(11,575)	101,363	-
Change in fair value from prior year-end to vesting date for awards granted prior to covered fiscal year that vested during covered fiscal year	7,211	(30,953)	51,531	513
Add the dollar value of any dividends or other earnings paid on equity awards during the covered fiscal year prior to vesting date of the award	155,657	22,799	19,982	35,742
Total Adjustments for the Average of Other NEOs	$740,894	$355,338	$728,021	$293,030

(3)
The non-PEO NEOs ("average other NEOs") are the following for each year disclosed. 2023, 2022 and 2021: Nelson G. Knight, President, Real Estate and Investments; Elizabeth S. Perkins, Senior Vice President and Chief Financial Officer; Karen C. Gallagher, Senior Vice President and Chief Operating Officer; and Rachel S. Labrecque, Senior Vice President and Chief Accounting Officer; and 2020: Nelson G. Knight; Ms. Perkins; Ms. Gallagher; and Matthew P. Rash, Senior Vice President, Chief Legal Officer and Secretary.
(4)
Total shareholder return measures the benefit to shareholders of holding the Company's Common Shares over a period of time, including the change in the share price as well as the reinvestment of dividends during the same period of time.
(5)
For each fiscal year in the table, the amount included for the Company and its peer group is the cumulative total shareholder return as of the end of that year. The measurement period begins with the market close on the last trading day before the earliest fiscal year in the table (December 31, 2019), through and including the end of the Company's last completed fiscal year (December 31, 2023).
(6)
Total shareholder return relative to a peer group measures the benefit to shareholders of holding the Company's Common Shares relative to that of its peer companies over a period of time, including the change in the share price as well as the reinvestment of dividends during the same period of time. The Company's peer group, for each listed year in the table above, consisted of Ashford Hospitality Trust, Inc., Chatham Lodging Trust, Hersha Hospitality Trust ("HT") (except for 2023), RLJ Lodging Trust and Summit Hotel Properties, Inc., which is the same peer group used in total shareholder return metrics as part of the incentive compensation awards adopted by the Compensation Committee for each year included in the table above. HT was excluded from the 2023 peer group as their shares were no longer traded on the NYSE, effective November 28, 2023.
(7)
MFFO per share - The Company used MFFO, as defined and reconciled to audited GAAP net income (loss) for each year included in the table above within Exhibit 1, and divided it by the Company’s weighted average Common Shares outstanding for the year ended December 31, 2023, 2022, 2021 and 2020, respectively. FFO is a predominant measure of operating performance used by real estate investment trusts and the Company reports the measure in accordance with the National Association of Real Estate Investment Trusts ("Nareit") guidelines, and makes certain adjustments to this measure to present MFFO as a supplemental measure of operating performance in its earnings releases, financial presentations and SEC filings. As noted above in “Compensation Discussion and Analysis—Elements of Executive Compensation," for the 2023 annual incentive compensation plan, MFFO per share made up 12.5%, of the total weighting for the annual incentive compensation award.

62

Relationship between Pay and Performance

The following charts show the relationship of the compensation actually paid to the Company's NEOs in comparison to total shareholder return, peer group shareholder return, net income (loss) and MFFO per share.

Compensation Actually Paid versus Total Shareholder Return $1,000,000 $2,000,000 $3,000,000 $4,000,000 $5,000,000 $6,000,000 $7,000,000 $8,000,000 $9,000,000 $ 2020 2021 2022 $120.00 $100.00 $80.00 $60.00 $40.00 $20.00 $ PEO Actual Pay Avg. Other NEO Actual Pay TSR Peer Group TSR Total Shareholder Return

Compensation Actually Paid versus Net Income $1,000,000 $2,000,000 $3,000,000 $4,000,

Compensation Actually Paid versus MFFO Per Share Modified FFO Per Share$1,000,000 $2,000,000 $3,000,000 $4,000,000 $5,000,000 $6,000,000 $7,000,000 $8,000,000 $9,000,000 $ 2020 2021 2022 $ $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 $1.60 $1.80 Net Income $ PEO Actual Pay Avg. Other NEO Actual Pay Modify FFO Per Share

63

The compensation structure for the Company's NEOs is specifically designed so that a significant portion of their total compensation is incentive based and directly aligns their interests with those of the Company's shareholders. The table and charts above show that the compensation actually paid to the Company's NEOs is closely aligned with shareholder value. During all four years, the compensation actually paid to the PEO and non-PEOs was greater than the summary compensation table total as a result of higher total shareholder return performance relative to peers and total operational based equity awards that were earned at or above target.

The following are the most important financial performance measures used by the Company in its determination of incentive compensation:

•
Total shareholder return (1-, 2- and 3-year returns)
•
Total shareholder return relative to peer group (1-, 2- and 3-year returns)
•
MFFO per share (as defined within Exhibit 1)
•
Adjusted Hotel EBITDA (as defined within the Company’s Annual Report on Form 10-K for the year ended December 31, 2023)

64

PROPOSAL 4. APPROVAL OF THE APPLE HOSPITALITY REIT, INC. 2024 OMNIBUS INCENTIVE PLAN

The Board of Directors recommends that the Company's shareholders approve the Apple Hospitality REIT, Inc. 2024 Omnibus Incentive Plan (the "2024 Omnibus Incentive Plan" or the "2024 Plan"). The 2024 Omnibus Incentive Plan is intended to supersede and replace the Company's 2014 Omnibus Incentive Plan (the "2014 Plan") that is currently in effect upon the approval of the 2024 Omnibus Incentive Plan. Under the 2014 Plan, 5,145,772 shares remain available for grant, and 1,057,961 shares were subject to outstanding awards, as of March 26, 2024 (which includes an estimated number of Common Shares based on “target” performance with respect to February 2024 awards authorized under the 2014 Plan in February 2024, which are outstanding but not yet earned under the 2014 Plan). If the 2024 Plan is approved, upon such approval, the 2014 Plan will terminate with respect to Common Shares that are not subject to an outstanding award and no additional awards will be made under the 2014 Plan, but the terms and conditions of any outstanding awards granted under the 2014 Plan will not be affected. If the 2024 Plan is not approved by shareholders, no awards will be made under the 2024 Plan, the 2024 Plan will be null and void in its entirety, and the 2014 Plan will remain in full force and effect in accordance with its terms and conditions until its expiration date on May 29, 2024. Neither the termination of the 2014 Plan, nor its expiration in accordance with its terms, will impact any rights or obligations under, or the terms of, awards previously made under the 2014 Plan.

The 2024 Omnibus Incentive Plan was approved by the Board of Directors on March 23, 2024. The Board of Directors believes that approval of the 2024 Omnibus Incentive Plan is in the best interest of the Company's shareholders because equity-based awards help to attract, motivate, and retain talented employees, directors and other service providers, align employee and shareholder interests, link employee compensation with performance, and promote a positive workplace culture based on employee share ownership. Equity is expected to be a valuable component of the total compensation of key executives.

Summary of the 2024 Omnibus Incentive Plan

General. The 2024 Omnibus Incentive Plan provides for the grant of awards of stock options, stock appreciation rights (“SARs”), restricted stock, stock units, unrestricted stock, dividend equivalent rights, performance shares and other performance-based awards, other equity-based awards, and cash awards to any employee, officer, or director of the Company or an affiliate of the Company, a consultant or adviser currently providing services to the Company or an affiliate of the Company, or any other person whose participation in the 2024 Omnibus Incentive Plan is determined by the Compensation Committee to be in the best interests of the Company. A total of Seven Million Two Hundred Fifty Thousand (7,250,000) shares have been reserved for issuance pursuant to the 2024 Omnibus Incentive Plan, and any of the shares available for issuance under the 2024 Omnibus Incentive Plan may be used for any type of award under the 2024 Omnibus Incentive Plan. Each award granted under the 2024 Omnibus Incentive Plan will be evidenced by an agreement or notice that sets forth the terms and conditions of the award as determined by the Compensation Committee. This summary is qualified in its entirety by the detailed provisions of the 2024 Omnibus Incentive Plan, which is filed as Appendix A to this proxy statement.

Administration of the 2024 Omnibus Incentive Plan. The 2024 Omnibus Incentive Plan will be administered by the Compensation Committee, and the Compensation Committee will determine all terms of awards under the 2024 Omnibus Incentive Plan. Each member of the Compensation Committee that administers the 2024 Omnibus Incentive Plan will be (i) a “non-employee director” within the meaning of Rule 16b-3 of the Exchange Act and (ii) an independent director in accordance with the rules of any stock exchange on which the Company’s shares are listed. The Compensation Committee will also determine who will receive awards under the 2024 Omnibus Incentive Plan, the type of award and its terms and conditions and the number of shares of stock subject to the award, if the award is equity-based. The Compensation Committee will also interpret and construe the provisions of the 2024 Omnibus Incentive Plan. During any period of time in which there is not a compensation committee, the 2024 Omnibus Incentive Plan will be administered by the Board of Directors or another committee appointed by the Board of Directors. References below to the Compensation Committee include a reference to the Board of Directors or another

65

committee appointed by the Board of Directors for those periods in which the Board of Directors or such other committee appointed by the Board of Directors is acting.

Eligibility. All employees and officers of the Company and its subsidiaries and affiliates are eligible to receive awards under the 2024 Omnibus Incentive Plan. In addition, non-employee directors of the Company or any subsidiary or affiliate of the Company, consultants and advisors (who are natural persons) currently providing services to the Company or a subsidiary or affiliate of the Company, or any other person whose participation in the 2024 Omnibus Incentive Plan is determined by the Compensation Committee to be in the best interests of the Company may receive awards under the 2024 Omnibus Incentive Plan. As of March 26, 2024, the Company had approximately 65 employees.

Stock Authorization. The maximum number of shares of stock that may be issued under the 2024 Omnibus Incentive Plan shall not exceed Seven Million Two Hundred Fifty Thousand (7,250,000) Common Shares. In connection with stock splits, distributions, recapitalizations, spin-offs, stock dividends and certain other events, the Board of Directors will make proportionate adjustments that it deems appropriate in the aggregate number and kind of shares of stock that may be issued under the 2024 Omnibus Incentive Plan and the number and kind of shares of stock that are subject to outstanding awards. If any shares covered by an award are not purchased or are forfeited or expire, or if any award otherwise terminates without delivery of any shares subject to such award or is settled in cash in lieu of shares, then the shares of stock subject to such award will again be available for purposes of making awards under the 2024 Omnibus Incentive Plan. If the exercise price of any option or the tax withholding obligations of any award granted under the Plan is satisfied by tendering Common Shares to the Company (by either actual delivery or by attestation), only the number of Common Shares issued net of the Common Shares tendered shall be deemed delivered for purposes of determining the maximum number of Common Shares available for delivery under the Plan.

The maximum number of Common Shares that may be granted to any non-employee director of the Company pursuant to awards in any calendar year shall be limited to a number that, combined with any cash fees or other compensation paid to such non-employee director during such calendar year, shall not exceed $500,000 in total value. These limitations do not apply to the extent that the non-employee director has been or becomes an employee during the calendar year. The limits do not apply to compensation to a non-employee director for service to the Company other than service as a member of the Board of Directors or a committee of the Board of Directors.

As of the date of this proxy statement, no awards under the 2024 Omnibus Incentive Plan are outstanding.

No Repricing. Except in connection with certain corporate transactions involving the Company, (x) no amendment or modification may be made to an outstanding option or SAR that would reduce the exercise price of the option or SAR, (y) outstanding options or SARs may not be canceled in exchange for options or SARs with an exercise price that is less than the exercise price of the original options or SARs, and (z) options or SARs with an exercise price above the current price of the Company’s stock may not be canceled in exchange for cash or other securities, in each case without the approval of the shareholders. In no event may the Compensation Committee grant options in replacement of outstanding options or cancel an outstanding option in exchange for cash or other awards (other than cash or other awards with a value equal to the excess of the fair market value of the stock subject to such option at the time of cancellation over the exercise price for such stock), or amend outstanding options unless such replacement or adjustment (i) is subject to and approved by the shareholders or (ii) would not be deemed to be a repricing under the rules of any stock exchange on which the Company’s shares are listed.

Options. The 2024 Omnibus Incentive Plan provides for the grant of options to purchase one or more shares of the Company’s stock. The term of an option cannot exceed 10 years from the date of grant. The Compensation Committee determines at what time or times each option may be exercised and the period of time, if any, after retirement, death, disability or termination of employment during which options may be exercised. Options may become exercisable in installments. The exercise price of each option granted under the 2024 Omnibus Incentive Plan cannot be less than the fair market value of a share of the Company’s stock on the grant date of such option. All options granted under the 2024 Omnibus Incentive Plan will be non-qualified stock options.

The exercise price for any option generally is payable (1) in cash or cash equivalents, (2) to the extent the award agreement provides and subject to certain limitations set forth in the 2024 Omnibus Incentive Plan, by the tender of

66

shares of stock (or attestation of ownership of such shares of stock) with an aggregate fair market value on the date on which the option is exercised equal to the exercise or purchase price, (3) to the extent the award agreement provides, by payment through a broker in accordance with procedures established by the Company or (4) to the extent the award agreement provides and/or unless otherwise specified in an award agreement, any other form permissible by applicable laws, including net exercise or settlement.

Stock Awards and Stock Units. The 2024 Omnibus Incentive Plan provides for the grant of stock awards (which includes awards of unrestricted stock and awards of restricted stock) and stock units. An award of shares of stock or stock units may be subject to restrictions on transferability and other restrictions as the Compensation Committee may determine. The restrictions, if any, may lapse over a specified period of time or through the satisfaction of conditions, in installments or otherwise, as the Compensation Committee may determine. A participant who receives restricted stock will have all of the rights of a shareholder as to those shares of stock, including, without limitation, the right to vote and the right to receive dividends or distributions on the shares, except that the Board may require any dividends to be reinvested in shares, which may or may not be subject to the same vesting conditions and restrictions as applicable to such restricted stock. A participant who receives stock units will have no such rights, provided that the Compensation Committee may provide in an award agreement evidencing a grant of stock units that the participant will be entitled to receive dividend equivalent payments in respect of such stock units. Dividend equivalents paid on stock units which vest or are earned based upon the achievement of performance goals will not vest unless such performance goals are achieved. During the period, if any, when stock awards or stock units are non-transferable or forfeitable, a participant is prohibited from selling, transferring, assigning, pledging, exchanging, hypothecating or otherwise encumbering or disposing of his or her stock awards or stock units.

Stock Appreciation Rights. The 2024 Omnibus Incentive Plan provides for the grant of SARs, which provide the recipient with the right to receive, upon exercise of the SAR, cash, shares of stock or a combination of the two. The amount that the recipient will receive upon exercise of the SARs generally will equal the excess of the fair market value of the shares of stock on the date of exercise over the fair market value of the shares of stock on the date of grant. SARs will become exercisable in accordance with terms determined by the Compensation Committee. SARs may be granted in tandem with an option grant or independently from an option grant. The term of a SAR cannot exceed ten (10) years from the date of grant.

Performance-Based Awards. The 2024 Omnibus Incentive Plan provides for the grant of performance-based awards, which are awards of options, SARs, restricted stock, stock units, performance shares, other equity-based awards or cash, made subject to the achievement of performance goals over a performance period specified by the Compensation Committee. The Compensation Committee will determine the applicable performance period, the performance goals and such other conditions that apply to the performance-based award. Performance goals may relate to financial performance, the participant’s performance or such other criteria determined by the Compensation Committee. If the performance goals are met, performance-based awards will be paid in cash, shares of stock or a combination thereof.

Dividend Equivalents. The 2024 Omnibus Incentive Plan provides for the grant of dividend equivalents in connection with the grant of certain equity-based awards. Dividend equivalents may be paid currently or accrued as contingent cash obligations and may be payable in cash, shares of stock or a combination of the two. The Compensation Committee will determine the terms of any dividend equivalents. No dividend equivalent rights can be granted in tandem with an option or SAR.

Recoupment. Award agreements for awards granted pursuant to the 2024 Omnibus Incentive Plan may provide that the award is subject to mandatory repayment by the recipient to the Company of any gain realized by the recipient to the extent the recipient is in violation of or in conflict with certain agreements with the Company (including but not limited to an employment or non-competition agreement) or any obligation to the Company (including but not limited to a confidentiality obligation). Awards are also subject to mandatory repayment to the extent the grantee is or

67

becomes subject to (i) any clawback or recoupment policy adopted to comply with the requirements of any applicable law, rule or regulation, or otherwise, or (ii) any law, rule or regulation which imposes mandatory recoupment.

Change in Control. If the Company experiences a Change in Control in which outstanding awards will not be assumed or continued by the surviving entity: (i) all restricted stock and stock units will vest and the underlying shares will be delivered immediately before the Change in Control, and (ii) at the Compensation Committee’s discretion either (x) all options and SARs will become exercisable 15 days before the Change in Control and terminate upon the consummation of the Change in Control, or (y) all options, SARs, restricted stock and stock units will be canceled and cashed out in connection with the Change in Control for an amount in cash or securities having a value, in the case of restricted stock or stock units, equal to the formula or fixed price per share paid to the shareholders pursuant to such Change in Control and, in the case of options or SARs, equal to the product of the number of shares subject to such options or SARs multiplied by the amount, if any, by which the formula or fixed price per share paid to shareholders pursuant to such Change in Control exceeds the exercise price applicable to such shares. In the event the option exercise price or SAR exercise price of an award exceeds the price per share paid to shareholders in the Change in Control, such options and SARs may be terminated for no consideration. In the case of performance-based awards, if at least half of the performance period has lapsed, the Compensation Committee will determine the actual performance to date as of a date reasonably proximal to the date of the consummation of the Change in Control, and such level of performance will be treated as achieved immediately prior to the occurrence of the Change in Control. If less than half of the performance period has lapsed, or if actual performance is not determinable, the performance-based awards will be treated as though target performance has been achieved.

A Change in Control under the 2024 Omnibus Incentive Plan means the occurrence of any of the following:

a)
“Person” or “group” (within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act) of more than fifty percent (50%) of the total voting power of the voting stock of the Company, on a fully diluted basis;
b)
individuals who, on the date on which the 2024 Omnibus Incentive Plan was adopted, constitute the Board of Directors (together with any new directors whose election or nomination for election was approved by a vote of at least a majority of the members of such Board of Directors who either were members of such Board of Directors on the date on which the 2024 Omnibus Incentive Plan was adopted or whose election or nomination for election was previously so approved), cease for any reason to constitute a majority of the members of such Board of Directors then in office;
c)
the Company consolidates with, or merges with or into, any person, or any person consolidates with, or merges with or into, the Company, other than any such transaction in which the holders of securities that represented one hundred percent (100%) of the voting stock of the Company immediately prior to such transaction (or other securities into which such securities are converted as part of such merger or consolidation transaction) own directly or indirectly at least a majority of the voting power of the voting stock of the surviving person in such merger or consolidation transaction immediately after such transaction;
d)
there is consummated any direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one transaction or a series of related transactions, of all or substantially all of the assets of the Company and its subsidiaries, taken as a whole, to any “Person” or “group” (within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act); or
e)
the stockholders of the Company adopt a plan or proposal for the liquidation, winding up or dissolution of the Company.

The performance goals upon which the payment or vesting of a performance-based award may be conditioned on or may be subject to one or more, or any combination, of the following performance goals, as selected by the Compensation Committee: funds from operations, including modified or adjusted funds from operations and FFO per share; revenue per available room (“RevPar”), including same-store or comparable RevPar; net earnings or net

68

income; operating earnings, pretax earnings; earnings per share; share price, including growth measures relative and/or total stockholder return; earnings before interest and taxes; earnings before interest, taxes, depreciation and/or amortization; earnings before interest, taxes, depreciation and/or amortization (as adjusted to exclude any one or more of the following: stock-based compensation expense; income from discontinued operations; gain on cancellation of debt; debt extinguishment and related costs; restructuring, separation and/or integration charges and costs; reorganization and/or recapitalization charges and costs; impairment charges; merger-related events; gain or loss related to investments; sales and use tax settlement; and gain on non-monetary transaction); sales or revenue growth; gross or operating margins; return measures, including return on assets, capital, investment, equity, sales or revenue; cash flow (including operating cash flow; free cash flow, defined as earnings before interest, taxes, depreciation and/or amortization (as adjusted to exclude any one or more of the items that may be excluded pursuant to the “earnings before interest and taxes” performance goal specified above) less capital expenditures; levered free cash flow, defined as free cash flow less interest expense; cash flow return on equity; and cash flow return on investment); productivity ratios; expense targets; capital expenditures; market share; financial ratios as provided in credit agreements of the Company and its subsidiaries; working capital targets; completion of acquisitions of businesses or companies; completion of divestitures and asset sales; customer satisfaction; any combination of the foregoing business criteria; or any other criteria determined by the Committee, including any financial reporting measures contained in the Company’s public filings.

Performance under any of the performance goals described in the preceding paragraph (a) may be used to measure the performance of (i) the Company and its subsidiaries and other affiliates as a whole, (ii) the Company, any subsidiary, and/or any other affiliate or any combination thereof, or (iii) any one or more business units of the Company, any subsidiary, and/or any other affiliate, as the Compensation Committee, in its sole discretion, deems appropriate and (b) may be compared to the performance of one or more other companies or one or more published or special indices designated or approved by the Compensation Committee for such comparison, as the Compensation Committee, in its sole discretion, deems appropriate.

Amendment or Termination. The Board may amend, suspend or terminate the 2024 Omnibus Incentive Plan at any time; provided that no amendment, suspension or termination may impair rights or obligations under any outstanding award without the participant’s consent or violate the 2024 Omnibus Incentive Plan’s prohibition on repricing. The shareholders must approve any amendment if such approval is required under applicable law or stock exchange requirements. The 2024 Omnibus Incentive Plan has a term of 10 years, but may be terminated earlier by the Board of Directors at any time, as described above.

Federal Income Tax Consequences

The federal income tax consequences of awards under the 2024 Omnibus Incentive Plan for participants and the Company will depend on the type of award granted. The following description of tax consequences is intended only for the general information of shareholders. This discussion is general in nature; we have not taken into account a number of considerations which may apply in light of the circumstances of a particular participant. A participant in the 2024 Omnibus Incentive Plan should not rely on this description and instead should consult his or her own tax advisor.

Options. Under current law the grant of an option generally will have no federal income tax consequences for the participant or the Company. Upon the exercise of an option, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the Common Shares on the exercise date over the exercise price. Generally, the Company will be entitled to a deduction equal to the amount of ordinary income recognized by the participant and at the time the participant recognizes such income for tax purposes, if the Company complies with applicable reporting requirements and subject to the limit on the deductibility under Section 162(m), as described below.

69

Stock Appreciation Rights. Under current law, the grant of a SAR generally will have no federal income tax consequences for the participant. Upon the exercise of a SAR, the participant will recognize ordinary income equal to the amount of cash paid and the fair market value of any Common Shares delivered to the participant. Generally, the Company will be entitled to a deduction equal to the amount of ordinary income recognized by the participant and at the time the participant recognizes such income for tax purposes, if the Company complies with applicable reporting requirements and subject to the limit on the deductibility under Section 162(m), as described below.

Restricted Stock. Under current law, the grant of restricted stock generally will have no federal income tax consequences to the participant or the Company. The participant will generally recognize ordinary income on the date the award vests, in an amount equal to the value of the shares on the vesting date. Under Section 83 of the Code, a participant may elect to recognize income on the date of grant rather than the date of vesting in an amount equal to the fair market value of the shares on the date of grant (less the purchase price for such shares, if any). Generally, the Company will be entitled to a deduction equal to the amount of ordinary income recognized by the participant and at the time the participant recognizes such income for tax purposes, if the Company complies with applicable reporting requirements and subject to the limit on the deductibility under Section 162(m), as described below.

Restricted Stock Units and Performance-Based Awards. Under current law, the grant of a restricted stock unit award or a performance-based award generally will have no federal income tax consequences to the participant or the Company. The participant generally will recognize ordinary income when payment is actually or constructively received by the participant in satisfaction of the restricted stock unit award or performance-based award, in an amount equal to the amount of cash paid and the fair market value of any shares delivered to the participant. Generally, the Company will be entitled to a deduction equal to the amount of ordinary income recognized by the participant and at the time the participant recognizes such income for tax purposes, if the Company complies with applicable reporting requirements and subject to the limit on the deductibility under Section 162(m), as described below.

Unrestricted Stock. Under current law, upon the grant of an award of unrestricted stock, a participant will be required to recognize ordinary income in an amount equal to the fair market value of the shares on the date of grant, reduced by the amount, if any, paid for such shares. Upon a participant’s disposition of such shares, any gain realized in excess of the amount reported as ordinary income will be reportable by the participant as a capital gain, and any loss will be reportable as a capital loss. Capital gain or loss will be long-term if the participant held the shares for more than one year (otherwise, the capital gain or loss will be short-term). Generally, the Company will be entitled to a deduction equal to the amount of ordinary income recognized by the participant and at the time the participant recognizes such income for tax purposes, if the Company complies with applicable reporting requirements and subject to the limit on the deductibility under Section 162(m), as described below.

Dividend Equivalents. Under current law, the grant of dividend equivalents generally will have no federal income tax consequences for the participant. Generally, the participant will recognize ordinary income on the amount distributed to the participant pursuant to the award of dividend equivalent rights. Generally, the Company will be entitled to a deduction equal to the amount of ordinary income recognized by the participant and at the time the participant recognizes such income for tax purposes, if the Company complies with applicable reporting requirements and subject to the limit on the deductibility under Section 162(m), as described below.

Section 162(m) of the Code (“Section 162(m)”) limits publicly-held companies to an annual deduction for U.S. federal income tax purposes of $1.0 million for compensation paid to certain “covered employees” as determined at the end of each year.

Certain payments made to employees and other service providers in connection with a Change of Control may constitute “parachute payments” subject to tax penalties imposed on both the Company and the recipient under Sections 280G and 4999 of the Code. In general, when the value of parachute payments equals or exceeds three times

70

the employee’s “base amount,” the employee is subject to a 20% nondeductible excise tax on the excess over the base amount and the Company is denied a tax deduction for the payments. The base amount is generally defined as the employee’s average compensation for the five calendar years prior to the date of the Change of Control. The value of accelerated vesting of restricted stock, options, or other awards in connection with a Change of Control can constitute a parachute payment. The 2024 Omnibus Incentive Plan contains a modified form of a “safe harbor cap,” which limits the amount of potential parachute payments that a recipient may receive to no more than 299% of the recipient’s base amount, but only if such cutback results in larger after-tax payments to the recipient.

Section 409A of the Internal Revenue Code (“Section 409A”) covers certain nonqualified deferred compensation arrangements and generally establishes rules that must be followed with respect to covered deferred compensation arrangements in order to avoid the imposition of an additional 20% tax (plus interest) on the service provider who is entitled to receive the deferred compensation. Certain awards that may be granted under the 2024 Omnibus Incentive Plan may constitute “deferred compensation” within the meaning of and subject to Section 409A. While the Compensation Committee intends to administer and operate the 2024 Omnibus Incentive Plan and establish terms (or make required amendments) with respect to awards subject to Section 409A in a manner that will avoid the imposition of additional taxation under Section 409A upon a participant, there can be no assurance that additional taxation under Section 409A will be avoided in all cases.

New Plan Benefits

As of the date of this proxy statement, no awards have been made under the 2024 Omnibus Incentive Plan. Because benefits under the 2024 Omnibus Incentive Plan are discretionary and will depend on the actions of the Compensation Committee and the value of Common Shares, it is not possible to determine the benefits that will be received if the shareholders approve the 2024 Omnibus Incentive Plan.

The affirmative vote of a majority of the votes cast will be necessary to approve this proposal. Abstentions and broker non-votes will have no effect on the outcome of this proposal. The directors and executive officers of the Company have a financial interest in Proposal Four because they are eligible to receive awards under the 2024 Omnibus Incentive Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ABOVE PROPOSAL.

71

OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As discussed in “Corporate Governance—Share Ownership Guidelines,” the Company has adopted share ownership guidelines for its Board of Directors and executive officers. The determination of “beneficial ownership” for purposes of this Proxy Statement has been based on information reported to the Company and the rules and regulations of the Securities and Exchange Commission. References below to “beneficial ownership” by a particular person, and similar references, should not be construed as an admission or determination by the Company that Common Shares in fact are beneficially owned by such person.

The following table sets forth information regarding the beneficial ownership of the Company’s Common Shares as of March 26, 2024 (unless a different date is specified below) with respect to (a) each current director and director nominee, (b) each NEO, (c) all of the Company’s directors and executive officers as a group and (d) each person known by the Company to be the beneficial owner of greater than a 5% interest in the Company’s Common Shares. Unless otherwise indicated, all Common Shares are owned directly and the indicated person has sole voting and investment power, and the address of each named person is c/o Apple Hospitality REIT, Inc., 814 East Main Street, Richmond, Virginia 23219.

Title of Class	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class (1)
Common Shares
	Directors and Executive Officers
	Glenn W. Bunting	99,619	(2)	*
	Jon A. Fosheim	75,311	(3)	*
	Karen C. Gallagher	319,820	(4)	*
	Kristian M. Gathright	984,705	(5)	*
	Carolyn B. Handlon	7,405		*
	Glade M. Knight	10,732,879	(4)(6)(7)	4.4%
	Justin G. Knight	2,231,383	(4)(8)	*
	Nelson G. Knight	1,252,529	(4)(9)	*
	Rachel S. Labrecque	215,023	(4)(10)	*
	Blythe J. McGarvie	53,340	(11)	*
	Elizabeth S. Perkins	313,870	(4)	*
	L. Hugh Redd	147,544	(12)	*
	Howard E. Woolley	33,886	(13)	*
	All directors and executive officers as a group (15 persons)	16,546,830	(14)	6.8%

	More than Five Percent Beneficial Owners
	BlackRock, Inc.	38,519,982	(15)	15.9%
	The Vanguard Group, Inc.	34,338,408	(16)	14.2%
	State Street Corporation	13,855,116	(17)	5.7%

* Less than one percent of class.

(1)
Based on 242,346,188 Common Shares outstanding as of the Record Date.
(2)
Includes 37,382 Common Shares that may be acquired upon the exercise of options, although no options have been exercised to date, and 10,000 shares held by the spouse of Glenn W. Bunting.
(3)
Includes 28,551 deferred stock units held under the Non-Employee Director Deferral Program.
(4)
Includes restricted Common Shares subject to time vesting.
(5)
Includes 962,299 shares held through a revocable trust and 70 shares held by an immediate family member.

72

(6)
Includes 9,837,031 shares held in a limited liability company which is 99% owned by an irrevocable trust (the “Estate Planning Trust”) for the benefit of Glade M. Knight’s children and other descendants. Glade M. Knight is the manager and sole voting member of the limited liability company and continues to have the sole power to vote and the sole power to transfer the shares held by the limited liability company. Justin G. Knight and Nelson G. Knight are trustees of the Estate Planning Trust. Each of Justin G. Knight and Nelson G. Knight disclaims beneficial ownership of the reported shares held in the limited liability company to the extent the shares reported exceed the reporting person’s pecuniary interest in such shares.
(7)
Includes 268,858 shares held by the spouse of Glade M. Knight.
(8)
Includes 304,504 shares held in a family limited partnership and 32,807 shares held in irrevocable trusts for the benefit of his children. Justin G. Knight disclaims beneficial ownership of the 304,504 shares held in a family limited partnership, except to the extent of his pecuniary interest therein; Justin G. Knight shares voting and dispositive control over such shares with Nelson G. Knight.
(9)
Includes 304,504 shares held in a family limited partnership and 37,601 shares held in irrevocable trusts for the benefit of his children. Nelson G. Knight disclaims beneficial ownership of the 304,504 shares held in a family limited partnership, except to the extent of his pecuniary interest therein; Nelson G. Knight shares voting and dispositive control over such shares with Justin G. Knight.
(10)
Includes 2,074 shares held by the spouse of Rachel S. Labrecque.
(11)
Includes 37,405 shares held in a trust.
(12)
Includes 23,321 deferred stock units held under the Non-Employee Director Deferral Program.
(13)
Includes 19,346 deferred stock units held under the Non-Employee Director Deferral Program.
(14)
Includes the Common Shares beneficially owned as of March 26, 2024 of all persons serving as directors and executive officers as of the date of this Proxy Statement.
(15)
Based upon a Statement on Schedule 13G/A filed on January 22, 2024 with the SEC that indicated that BlackRock, Inc. has sole voting power with respect to 37,720,650 Common Shares and sole dispositive power with respect to 38,519,982 Common Shares. Blackrock, Inc. further reported that it is the parent holding company for certain persons or entities that have acquired the Company’s Common Shares and that are listed in that Schedule 13G/A. The address of BlackRock, Inc., as reported by it in the Schedule 13G/A, is 50 Hudson Yards, New York, NY 10001.
(16)
Based upon a Statement on Schedule 13G/A filed on February 13, 2024 with the SEC that indicated that The Vanguard Group, Inc. has sole voting power with respect to zero Common Shares, shared voting power with respect to 321,032 Common Shares, sole dispositive power with respect to 33,785,548 Common Shares and shared dispositive power with respect to 552,860 Common Shares. The address of The Vanguard Group, Inc., as reported by it in the Schedule 13G/A, is 100 Vanguard Blvd., Malvern, PA 19355.
(17)
Based upon a Statement on Schedule 13G filed on January 29, 2024 with the SEC that indicated that State Street Corporation has sole voting power with respect to zero Common Shares, shared voting power with respect to 10,936,541 Common Shares, sole dispositive power with respect to zero Common Shares and shared dispositive power with respect to 13,833,016 Common Shares. The address of State Street Corporation, as reported by it in the Schedule 13G, is 1 Congress Street, Suite 1, Boston, MA 02114.

73

CERTAIN RELATIONSHIPS AND AGREEMENTS

The Company has engaged in, and is expected to continue to engage in, transactions with related parties. These transactions cannot be construed to be at arm’s length and the results of the Company’s operations may be different if these transactions were conducted with non-related parties. The Company’s independent members of the Board of Directors are responsible for overseeing and annually reviewing the Company’s related party relationships (including the relationships discussed in this section) and are required to approve any significant modifications to the existing relationships, as well as any new significant related party transactions. The Board of Directors is not required to approve each individual transaction that falls under the related party relationships. However, under the direction of the Board of Directors, at least one member of the Company’s senior management team approves each related party transaction.

Glade M. Knight, the Company’s Executive Chairman, owns Apple Realty Group, Inc. (“ARG”), which receives support services from the Company and reimburses the Company for the cost of these services as discussed below. Mr. Knight is also currently a partner and the Chief Executive Officer of Energy 11 GP, LLC and Energy Resources 12 GP, LLC, which are the respective general partners of Energy 11, L.P. and Energy Resources 12, L.P., each of which receives support services from ARG. As an executive officer of the Company, Mr. Knight’s total annual compensation in 2023, 2022 and 2021 was $1,645,121, $1,588,476 and $1,445,716, respectively, calculated in accordance with the determination of compensation in the Summary Compensation Table in the section titled “Executive Compensation—Summary Compensation Table” above.

Cost Sharing with Related Entities

The Company provides support services, including the use of the Company’s employees and corporate office, to ARG and is reimbursed by ARG for the cost of these services. Under this cost sharing structure, amounts reimbursed to the Company include both compensation for personnel and office-related costs (including office rent, utilities, office supplies, etc.) used by ARG. The amounts reimbursed to the Company are based on the actual costs of the services and a good faith estimate of the proportionate amount of time incurred by the Company’s employees on behalf of ARG. Total reimbursed costs allocated by the Company to ARG for 2023 totaled approximately $1.2 million.

As part of the cost sharing arrangement, certain day-to-day transactions may result in amounts due to or from the Company and ARG. To efficiently manage cash disbursements, the Company or ARG may make payments for the other company. Under this cash management process, each company may advance or defer up to $1 million at any time. Each quarter, any outstanding amounts are settled between the companies. This process allows each company to minimize its cash on hand and reduces the cost for each company. The amounts outstanding at any point in time are not significant to either of the companies. As of December 31, 2023, total amounts due from ARG for reimbursements under the cost sharing structure totaled approximately $0.5 million.

The Company, through its wholly-owned subsidiary, Apple Air Holding, LLC, owns a Learjet used primarily for acquisition, asset management, renovation, investor, corporate and public relations and other business purposes. The aircraft is also leased to affiliates of the Company based on third party rates, which leasing activity was not significant during 2023. From time to time, the Company utilizes aircraft, owned by an entity which is owned by the Company’s Executive Chairman (the "Affiliated Aircraft"), for acquisition, asset management, renovation, investor, corporate and public relations and other business purposes, and reimburses this entity at third party rates. Total costs incurred for the Company's use of the Affiliated Aircraft during 2023 were less than $0.1 million.

74

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

General

The enclosed proxy is solicited by the Board of Directors of Apple Hospitality REIT, Inc. for the Annual Meeting of Shareholders to be held at the Courtyard and Residence Inn Richmond Downtown, located at 1320 East Cary Street, Richmond, Virginia 23219, on Thursday, May 23, 2024 at 9:00 a.m., Eastern Time. Your proxy may be revoked at any time before being voted at the Annual Meeting, either by a written notice of revocation that is received by the Company before the Annual Meeting or by conduct that is inconsistent with the continued effectiveness of the proxy, such as delivering another proxy with a later date or attending the Annual Meeting and voting in person.

Unless your proxy indicates otherwise, all shares represented by a proxy that you sign and return will be voted "FOR" the nominees listed in proposal 1, "FOR" proposals 2, 3 and 4, and in accordance with the best judgment of the proxy holders for any other matters properly brought before the Annual Meeting.

Record holders of the Company’s Common Shares at the close of business on March 26, 2024 are entitled to notice of, and to vote at, the Annual Meeting. This Proxy Statement, the Company’s Annual Report, and the proxy card are first being made available, and the Notice of Internet Availability is first being mailed, to shareholders on or about April 9, 2024.

As permitted by the rules of the SEC, the Company is making this Proxy Statement and its Annual Report available to its shareholders electronically via the Internet. The Company believes that this process expedites receipt of its proxy materials by shareholders, while lowering the costs and reducing the environmental impact of the Annual Meeting. If you received the Notice of Internet Availability by mail, you will not receive a printed copy of the proxy materials in the mail. Instead, the Notice of Internet Availability instructs you on how to access and review all of the important information contained in the Proxy Statement and Annual Report. The Notice of Internet Availability also instructs you on how you may submit your proxy over the Internet. If you received a Notice of Internet Availability by mail and would like to receive a printed copy of the proxy materials, please follow the instructions for requesting printed materials contained in the Notice of Internet Availability.

At the close of business on the Record Date, a total of 242,346,188 Common Shares were issued and outstanding and entitled to vote on all matters, including those to be acted upon at the Annual Meeting. Each Common Share is entitled to one vote. The presence in person or by proxy of a majority of the Common Shares entitled to vote at the Annual Meeting will constitute a quorum for the transaction of business.

In the event that a quorum is not present at the Annual Meeting, it is expected the meeting will be adjourned or postponed in order to solicit additional proxies.

The Company is furnishing its Proxy Statement, proxy and the Annual Report to you electronically via the Internet, instead of mailing printed copies of those materials to each shareholder. The Company has sent to its shareholders a Notice of Internet Availability of Proxy Materials that provides instructions on how to access its proxy materials on the Internet, how to request and receive a paper copy of the Proxy Statement, Annual Report and proxy for the Annual Meeting and future meetings of shareholders, and how to vote online at www.proxyvote.com. Shareholders can also call 1-800-579-1639 to request proxy materials or 1-800-690-6903 to vote by telephone. Additionally, this Proxy Statement and the Annual Report are available at http://materials.proxyvote.com/03784Y. Please read the enclosed information carefully before submitting your proxy.

Information: The Notice of Internet Availability, this Proxy Statement and related proxy materials are being mailed or made available to shareholders on or about April 9, 2024. Copies of this Proxy Statement, the Company’s proxy card and its Annual Report on Form 10-K are available at http://materials.proxyvote.com/03784Y.

75

Solicitation of Proxies

The Company will be responsible for the costs of the solicitation set forth in this Proxy Statement. Brokerage houses, fiduciaries, nominees and others will be reimbursed for their out-of-pocket expenses in forwarding proxy materials to beneficial owners of Common Shares. In addition to soliciting proxies by mail, certain of the Company’s directors, officers and employees may solicit proxies by telephone, personal contact, or other means of communication. No additional compensation, except for reimbursement of reasonable out-of-pocket expenses, will be paid to directors, officers and employees of the Company in connection with the solicitation. Any questions or requests for assistance regarding this proxy solicitation may be directed to the Company by telephone at (804) 344-8121, Attention: Investor Relations, or your bank, broker or other custodian that holds your shares. You may revoke a previously delivered proxy by delivering written notice of revocation to the Secretary of the Company, or by submitting a later dated proxy by Internet, telephone or a duly executed paper ballot at any time before the proxy is voted at the Annual Meeting. The Company will honor the latest vote received. Proxy holders will vote shares represented by written proxies, if properly signed and returned to the Secretary, in accordance with instructions of the shareholders. If you are a beneficial owner of shares, you may revoke or change your voting instructions by contacting your broker, bank or other nominee and following their instructions.

OTHER MATTERS

Other Matters for the 2024 Annual Meeting of Shareholders

Management knows of no matters, other than those stated above, that are likely to be brought before the Annual Meeting. However, if any matters that are not currently known properly come before the Annual Meeting, the persons named in the enclosed proxy are expected to vote the Common Shares represented by such proxy on such matters in accordance with their best judgment.

Matters to be Presented at the 2025 Annual Meeting of Shareholders

Any qualified shareholder who wishes to make a proposal to be acted upon next year at the 2025 Annual Meeting of Shareholders must submit such proposal for inclusion in the Proxy Statement and proxy card to the Company at its principal office at 814 East Main Street, Richmond, Virginia 23219, by no later than December 1, 2024.

In addition, the Company’s bylaws establish an advance notice procedure with regard to certain matters, including shareholder proposals not included in the Company’s Proxy Statement or nominees to the Board, to be brought before an annual meeting of shareholders. In general, notice must be received by the Secretary of the Company (i) on or after February 1st and before March 1st of the year in which the meeting will be held, or (ii) not less than 60 days before the date of the meeting if the date of such meeting is earlier than May 1st or later than May 31st in such year. The notice must contain specified information concerning the matters to be brought before such meeting and concerning the shareholder proposing such matters. Therefore, assuming the Company’s 2025 Annual Meeting is held in May 2025, to be presented at such Annual Meeting, a shareholder proposal must be received by the Company on or after February 1, 2025 but no later than February 28, 2025.

In addition to satisfying the foregoing advance notice requirements under the Company's bylaws, to comply with the universal proxy rules under the Securities Exchange Act of 1934, as amended, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934, as amended.

76

Householding of Proxy Materials

Some banks, brokers and other record holders of Common Shares may participate in the practice of “householding” proxy statements, annual reports and Notices of Internet Availability of those documents. This means that, unless shareholders give contrary instructions, only one copy of the Company’s Proxy Statement, annual report or Notice of Internet Availability may be sent to multiple shareholders in each household. The Company will promptly deliver a separate copy of any of those documents to you if you write to the Company at Apple Hospitality REIT, Inc., 814 East Main Street, Richmond, Virginia 23219, Attn: Kelly Clarke, Investor Relations Department or call (804) 344-8121. If you want to receive separate copies of the Company’s Proxy Statement, annual report or Notice of Internet Availability in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should send your name, the name of your brokerage firm and your account number to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, NY 11717 (telephone number: 1-866-540-7095) or you may contact the Company at the above address or telephone number.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON May 23, 2024

This Proxy Statement and the Annual Report are available at http://materials.proxyvote.com/03784Y. In addition, shareholders may access this information, as well as transmit their voting instructions, at www.proxyvote.com by having their proxy card and related instructions in hand.

By Order of the Board of Directors,

Matthew P. Rash

Secretary

April 9, 2024

THE COMPANY DEPENDS UPON ALL SHAREHOLDERS PROMPTLY VOTING TO AVOID COSTLY SOLICITATION. YOU CAN SAVE THE COMPANY CONSIDERABLE EXPENSE BY PROMPTLY TRANSMITTING YOUR VOTING INSTRUCTIONS ONLINE OR BY PHONE OR BY SIGNING AND RETURNING YOUR PROXY CARD IMMEDIATELY.

77

EXHIBIT 1

The Company considers the following non-GAAP financial measures useful to investors as key supplemental measures of its operating performance: Funds from Operations (“FFO”) and Modified Funds from Operations (“MFFO”). These non-GAAP financial measures should be considered along with, but not as alternatives to, net income (loss), cash flow from operations or any other operating GAAP measure. FFO and MFFO are not necessarily indicative of funds available to fund the Company’s cash needs, including its ability to make cash distributions. Although FFO and MFFO, as calculated by the Company, may not be comparable to FFO and MFFO, as reported by other companies that do not define such terms exactly as the Company defines such terms, the Company believes these supplemental measures are useful to investors when comparing the Company’s results between periods and with other REITs.

The Company calculates and presents FFO in accordance with standards established by the National Association of Real Estate Investment Trusts (“Nareit”), which defines FFO as net income (loss) (computed in accordance with GAAP), excluding gains and losses from the sale of certain real estate assets (including gains and losses from change in control), extraordinary items as defined by GAAP, and the cumulative effect of changes in accounting principles, plus real estate related depreciation, amortization and impairments, and adjustments for unconsolidated affiliates. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, most real estate industry investors consider FFO to be helpful in evaluating a real estate company’s operations. The Company further believes that by excluding the effects of these items, FFO is useful to investors in comparing its operating performance between periods and between REITs that report FFO using the Nareit definition. FFO as presented by the Company is applicable only to its common shareholders, but does not represent an amount that accrues directly to common shareholders.

The Company calculates MFFO by further adjusting FFO for the exclusion of amortization of finance ground lease assets, amortization of favorable and unfavorable operating leases, net and non-cash straight-line operating ground lease expense, as these expenses do not reflect the underlying performance of the related hotels. The Company presents MFFO when evaluating its performance because it believes that it provides further useful supplemental information to investors regarding its ongoing operating performance.

The following table reconciles the Company's audited GAAP net income (loss) to MFFO for the years ended December 31, 2023, 2022, 2021 and 2020 (in thousands).

	Year Ended December 31,
	2023	2022	2021	2020
Net income	$177,489	$144,805	$18,828	$(173,207)
Depreciation of real estate owned	180,185	178,641	179,275	192,346
Gain on sale of real estate	-	(1,785)	(3,596)	(10,854)
Loss on impairment of depreciable real estate assets	5,644	26,175	10,754	5,097
Funds from operations	363,318	347,836	205,261	13,382
Amortization of finance ground lease assets	3,038	3,038	5,178	6,433
Amortization of favorable and unfavorable operating leases, net	383	396	393	442
Non-cash straight-line operating ground lease expense	145	154	169	180
Modified funds from operations	$366,884	$351,424	$211,001	$20,437

78

Appendix A

APPLE HOSPITALITY REIT, INC.

2024 OMNIBUS INCENTIVE PLAN

A-i

A-ii

A-iii

A-iv

APPLE HOSPITALITY REIT, INC.

2024 OMNIBUS INCENTIVE PLAN

Apple Hospitality REIT, Inc. (the “Company”) sets forth herein the terms of the 2024 Omnibus Incentive Plan (the “Plan”), as follows:

1.
PURPOSE

The Plan is intended to (a) provide eligible persons with an incentive to contribute to the success of the Company and to operate and manage the Company’s business in a manner that will provide for the Company’s long-term growth and profitability to benefit its stockholders and other important stakeholders, including its employees and customers, and (b) provide a means of obtaining, rewarding and retaining key personnel. To this end, the Plan provides for the grant of awards of stock options, stock appreciation rights, restricted stock, stock units, unrestricted stock, dividend equivalent rights, performance shares and other performance-based awards, other equity-based awards, and cash bonus awards. Any of these awards may, but need not, be made as performance incentives to reward the holders of such awards for the achievement of performance goals in accordance with the terms of the Plan. All Options granted under the Plan shall be non-qualified stock options.

2.
DEFINITIONS

For purposes of interpreting the Plan documents (including the Plan and Award Agreements), the following definitions shall apply:

2.1
“Affiliate” means any company or other entity that controls, is controlled by or is under common control with the Company within the meaning of Rule 405 of Regulation C under the Securities Act, including any Subsidiary. For purposes of grants of Options or Stock Appreciation Rights, an entity may not be considered an Affiliate unless the Company holds a “controlling interest” in such entity within the meaning of Treasury Regulation Section 1.414(c)-2(b)(2)(i), provided that (a) except as specified in clause (b) below, an interest of “at least 50 percent” shall be used instead of an interest of “at least 80 percent” in each case where “at least 80 percent” appears in Treasury Regulation Section 1.414(c)-2(b)(2)(i) and (b) where the grant of Options or Stock Appreciation Rights is based upon a legitimate business criterion, an interest of “at least 20 percent” shall be used instead of an interest of “at least 80 percent” in each case where “at least 80 percent” appears in Treasury Regulation Section 1.414(c)-2(b)(2)(i).
2.2
“Applicable Laws” means the legal requirements relating to the Plan and the Awards under (a) applicable provisions of the corporate, securities, tax and other laws, rules, regulations and government orders of any jurisdiction applicable to Awards granted to residents therein and (b) the rules of any Stock Exchange on which the Stock is listed.
2.3
“Award” means a grant under the Plan of an Option, a Stock Appreciation Right, Restricted Stock, a Stock Unit, Unrestricted Stock, a Dividend Equivalent Right, a Performance Share or other Performance-Based Award, an Other Equity-Based Award, or cash.
2.4
“Award Agreement” means the agreement or notice that evidences and sets out the terms and conditions of an Award.
2.5
“Award Stock” shall have the meaning set forth in Section 18.3(a)(ii).
2.6
“Benefit Arrangement” shall have the meaning set forth in Section 16.
2.7
“Board” means the Board of Directors of the Company.

2.8
“Cause” means, with respect to any Grantee, as determined by the Committee and unless otherwise provided in an applicable agreement between such Grantee and the Company or an Affiliate, (a) gross negligence or willful misconduct in connection with the performance of duties; (b) conviction of a criminal offense (other than minor traffic offenses); or (c) material breach of any term of any employment, consulting or other services, confidentiality, intellectual property or non-competition agreements, if any, between such Grantee and the Company or an Affiliate. Any determination by the Committee whether an event constituting Cause shall have occurred shall be final, binding and conclusive.
2.9
“Capital Stock” means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) in equity of such Person, whether outstanding on the Effective Date or issued thereafter, including, without limitation, all common stock, no par value, of the Company.
2.10
“Change in Control” means the occurrence of any of the following:
(a)
a “Person” or “group” (within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act) of more than fifty percent (50%) of the total voting power of the Voting Stock of the Company, on a Fully Diluted Basis;
(b)
individuals who on the Effective Date constitute the Board (together with any new Directors whose election by such Board or whose nomination by such Board for election by the stockholders of the Company was approved by a vote of at least a majority of the members of such Board then in office who either were members of such Board on the Effective Date or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the members of such Board then in office;
(c)
the Company consolidates with, or merges with or into, any Person, or any Person consolidates with, or merges with or into, the Company, other than any such transaction in which the holders of securities that represented one hundred percent (100%) of the Voting Stock of the Company immediately prior to such transaction (or other securities into which such securities are converted as part of such merger or consolidation transaction) own directly or indirectly at least a majority of the voting power of the Voting Stock of the surviving Person in such merger or consolidation transaction immediately after such transaction;
(d)
there is consummated any direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one transaction or a series of related transactions, of all or substantially all of the assets of the Company and its Subsidiaries, taken as a whole, to any “Person” or “group” (within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act); or
(e)
the stockholders of the Company adopt a plan or proposal for the liquidation, winding up or dissolution of the Company.
2.11
“Code” means the Internal Revenue Code of 1986, as amended, as now in effect or as hereafter amended, and any successor thereto. References in the Plan to any Code Section shall be deemed to include, as applicable, regulations promulgated under such Code Section.
2.12
“Committee” means a committee of, and designated from time to time by resolution of, the Board, which shall be constituted as provided in Section 3.1.2 and Section 3.1.3 (or, if no Committee has been so designated, the Board).
2.13
“Company” means Apple Hospitality REIT, Inc.
2.14
“Covered Employee” means a Grantee who is a “covered employee” within the meaning of Code Section 162(m)(3).

2.15
“Disability” means the inability of a Grantee to perform each of the essential duties of such Grantee’s position by reason of a medically determinable physical or mental impairment which is potentially permanent in character or which can be expected to last for a continuous period of not less than 12 months.
2.16
“Dividend Equivalent Right” means a right, granted to a Grantee pursuant to Section 13, to receive cash, Stock, other Awards or other property equal in value to dividends or other periodic payments paid or made with respect to a specified number of shares of Stock.
2.17
“Effective Date” means May 23, 2024.
2.18
“Employee” means, as of any date of determination, an employee (including an officer) of the Company or an Affiliate.
2.19
“Exchange Act” means the Securities Exchange Act of 1934, as amended, as now in effect or as hereafter amended.
2.20
“Fair Market Value” means the fair market value of a share of Stock for purposes of the Plan, which shall be determined as of any Grant Date as follows:
(a)
If on such Grant Date the shares of Stock are listed on a Stock Exchange, or are publicly traded on another established securities market (a “Securities Market”), the Fair Market Value of a share of Stock shall be the closing price of the Stock as reported on such Stock Exchange or such Securities Market (provided that, if there is more than one such Stock Exchange or Securities Market, the Committee shall designate the appropriate Stock Exchange or Securities Market for purposes of the Fair Market Value determination). If there is no such reported closing price on such Grant Date, the Fair Market Value of a share of Stock shall be the closing price of the Stock on the next preceding day on which any sale of Stock shall have been reported on such Stock Exchange or such Securities Market.
(b)
If on such Grant Date the shares of Stock are not listed on a Stock Exchange or publicly traded on a Securities Market, the Fair Market Value of a share of Stock shall be the value of the Stock as determined by the Committee by the reasonable application of a reasonable valuation method, in a manner consistent with Code Section 409A.

Notwithstanding this Section 2.20 or Section 19.4, for purposes of determining taxable income and the amount of the related tax withholding obligation pursuant to Section 19.4, the Fair Market Value will be determined by the Company using any reasonable method; provided, further, that for any shares of Stock subject to an Award that are sold by or on behalf of a Grantee on the same date on which such shares may first be sold pursuant to the terms of the related Award Agreement, the Fair Market Value of such shares shall be the sale price of such shares on such date (or if sales of such shares are effectuated at more than one sale price, the weighted average sale price of such shares on such date).

2.21
“Family Member” means, with respect to any Grantee as of any date of determination, (a) a person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law, or sister-in-law, including adoptive relationships, of such Grantee, (b) any person sharing such Grantee’s household (other than a tenant or employee), (c) a trust in which any one or more of the persons specified in clauses (a) and (b) above (and such Grantee) own more than fifty percent (50%) of the beneficial interest, (d) a foundation in which any one or more of the persons specified in clauses (a) and (b) above (and such Grantee) control the management of assets, and (e) any other entity in which one or more of the persons specified in clauses (a) and (b) above (and such Grantee) own more than fifty percent (50%) of the voting interests.

2.22
“Fully Diluted Basis” means, as of any date of determination, the sum of (x) the number of shares of Voting Stock outstanding as of such date of determination plus (y) the number of shares of Voting Stock issuable upon the exercise, conversion or exchange of all then-outstanding warrants, options, convertible Capital Stock or indebtedness, exchangeable Capital Stock or indebtedness, or other rights exercisable for or convertible or exchangeable into, directly or indirectly, shares of Voting Stock, whether at the time of issue or upon the passage of time or upon the occurrence of some future event, and whether or not in the money as of such date of determination
2.23
“Grant Date” means, as determined by the Committee, the latest to occur of (a) the date as of which the Committee approves the Award, (b) the date on which the recipient of an Award first becomes eligible to receive an Award under Section 6 hereof (e.g., in the case of a new hire, the first date on which such new hire performs any Service), or (c) such subsequent date specified by the Committee in the corporate action approving the Award.
2.24
“Grantee” means a person who receives or holds an Award under the Plan.
2.25
“Option” means an option to purchase one or more shares of Stock pursuant to the Plan.
2.26
“Option Price” means the exercise price for each share of Stock subject to an Option.
2.27
“Other Agreement” shall have the meaning set forth in Section 16.
2.28
“Other Equity-Based Award” means an Award representing a right or other interest that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock, other than an Option, a Stock Appreciation Right, Restricted Stock, a Stock Unit, Unrestricted Stock, a Dividend Equivalent Right or a Performance Share.
2.29
“Outside Director” means a member of the Board who is not an Employee.
2.30
“Parachute Payment” shall have the meaning set forth in Section 16(a).
2.31
“Performance-Based Award” means an Award of Options, Stock Appreciation Rights, Restricted Stock, Stock Units, Performance Shares, Other Equity-Based Awards or cash made subject to the achievement of performance goals (as provided in Section 14) over a Performance Period specified by the Committee.
2.32
Reserved.
2.33
“Performance Measures” means measures as specified in Section 14.6.3 on which the performance goals under Performance-Based Awards are based.
2.34
“Performance Period” means the period of time during which the performance goals under Performance-Based Awards must be met in order to determine the degree of payout and/or vesting with respect to any such Performance-Based Awards.
2.35
“Performance Shares” means a Performance-Based Award representing a right or other interest that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock, made subject to the achievement of performance goals (as provided in Section 14) over a Performance Period of up to ten (10) years.
2.36
“Person” means an individual, a corporation, a partnership, a limited liability company, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

2.37
“Plan” means the Company’s 2024 Omnibus Incentive Plan, as amended from time to time.
2.38
“Prior Plan” means the Company’s 2014 Omnibus Incentive Plan.
2.39
“Reporting Person” means a person who is required to file reports under Section 16(a) of the Exchange Act, or any successor provision.
2.40
“Restricted Period” shall have the meaning set forth in Section 10.2.
2.41
“Restricted Stock” means shares of Stock awarded to a Grantee pursuant to Section 10.
2.42
“SAR Price” shall have the meaning set forth in Section 9.1.
2.43
“Securities Act” means the Securities Act of 1933, as amended, as now in effect or as hereafter amended.
2.44
“Service” means service qualifying a Grantee as a Service Provider to the Company or an Affiliate. Unless otherwise provided in the applicable Award Agreement, a Grantee’s change in position or duties shall not result in interrupted or terminated Service, so long as such Grantee continues to be a Service Provider to the Company or an Affiliate. Subject to the preceding sentence, any determination by the Committee whether a termination of Service shall have occurred for purposes of the Plan shall be final, binding and conclusive. If a Service Provider’s employment or other service relationship is with an Affiliate and the applicable entity ceases to be an Affiliate, a termination of Service shall be deemed to have occurred when such entity ceases to be an Affiliate unless the Service Provider transfers his or her employment or other service relationship to the Company or any other Affiliate.
2.45
“Service Provider” means an Employee, officer, or director of the Company or an Affiliate, or a consultant or adviser (who is a natural person) to the Company or an Affiliate currently providing services to the Company or an Affiliate.
2.46
“Stock” means the common shares, no par value, of the Company, or any security which shares of Stock may be changed into or for which shares of Stock may be exchanged as provided in Section 18.1.
2.47
“Stock Appreciation Right” or “SAR” means a right granted to a Grantee pursuant to Section 9.
2.48
“Stock Exchange” means an established national or regional stock exchange.
2.49
“Stock Unit” means a bookkeeping entry representing the equivalent of one (1) share of Stock awarded to a Grantee pursuant to Section 10 that (a) is not subject to vesting or (b) is subject to time-based vesting, but not to performance-based vesting. A Stock Unit may also be referred to as a restricted stock unit.
2.50
“Subsidiary” means any corporation (other than the Company) or non-corporate entity with respect to which the Company owns, directly or indirectly, fifty percent (50%) or more of the total combined voting power of all classes of stock, membership interests or other ownership interests of any class or kind ordinarily having the power to vote for the directors, managers or other voting members of the governing body of such corporation or non-corporate entity. In addition, any other entity may be designated by the Committee as a Subsidiary, provided that (a) such entity could be considered as a subsidiary according to generally accepted accounting principles in the United States of America, and (b) in the case of an Award of Options or Stock Appreciation Rights, such Award would be considered to be granted in respect of “service recipient stock” under Code Section 409A.

2.51
“Substitute Award” means an Award granted upon assumption of, or in substitution for, outstanding awards previously granted under a compensatory plan by a business entity acquired or to be acquired by the Company or an Affiliate or with which the Company or an Affiliate has combined or will combine.
2.52
“Unrestricted Stock” shall have the meaning set forth in Section 11.
2.53
“Voting Stock” means, with respect to any Person, Capital Stock of any class or kind ordinarily having the power to vote for the election of directors, managers or other voting members of the governing body of such Person.
3.
ADMINISTRATION OF THE PLAN
3.1
Committee.
3.1.1
Powers and Authorities.

The Committee shall administer the Plan and shall have such powers and authorities related to the administration of the Plan as are consistent with the Company’s certificate of incorporation and bylaws and Applicable Laws. Without limiting the generality of the foregoing, the Committee shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan which the Committee deems to be necessary or appropriate to the administration of the Plan, any Award or any Award Agreement. All such actions and determinations shall be made by (a) the affirmative vote of a majority of the members of the Committee present at a meeting at which a quorum is present, or (b) the unanimous consent of the members of the Committee executed in writing in accordance with the Company’s certificate of incorporation and bylaws and Applicable Laws. Unless otherwise expressly determined by the Board, the Committee shall have the authority to interpret and construe all provisions of the Plan, any Award and any Award Agreement, and any such interpretation or construction, and any other determination contemplated to be made under the Plan or any Award Agreement, by the Committee shall be final, binding and conclusive whether or not expressly provided for in any provision of the Plan, such Award or such Award Agreement.

In the event that the Plan, any Award or any Award Agreement provides for any action to be taken by the Board or any determination to be made by the Board, such action may be taken or such determination may be made by the Committee constituted in accordance with this Section 3.1 if the Board has delegated the power and authority to do so to such Committee.

3.1.2
Composition of Committee.

The Committee shall be a committee composed of not fewer than two directors of the Company designated by the Board to administer the Plan. Each member of the Committee shall be (i) a “Non-Employee Director” within the meaning of Rule 16b-3 under the Exchange Act, and (ii) an independent director in accordance with the rules of any Stock Exchange on which the Stock is listed; provided that any action taken by the Committee shall be valid and effective whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section 3.1.2 or otherwise provided in any charter of the Committee. Without limiting the generality of the foregoing, the Committee may be the Compensation Committee of the Board or a subcommittee thereof if the Compensation Committee of the Board or such subcommittee satisfies the foregoing requirements.

3.1.3
Other Committees.

The Board also may appoint one or more committees of the Board, each composed of one or more directors of the Company who need not be Outside Directors, which may administer the Plan with respect to Grantees who are not “officers” as defined in Rule 16a-1(f) under the Exchange Act or directors of the Company, may grant Awards under the Plan to such Grantees, and may determine all terms of such Awards, subject to the requirements of Rule 16b-3 under the Exchange Act, Code Section 162(m) (if applicable) and the rules of any Stock Exchange on which the Stock is listed.

3.2
Board.

The Board from time to time may exercise any or all of the powers and authorities related to the administration and implementation of the Plan, as set forth in Section 3.1 and other applicable provisions of the Plan, as the Board shall determine, consistent with the Company’s certificate of incorporation and bylaws and Applicable Laws.

3.3
Terms of Awards.
3.3.1
Committee Authority.

Subject to the other terms and conditions of the Plan, the Committee shall have full and final authority to:

(a)
designate Grantees;
(b)
determine the type or types of Awards to be made to a Grantee;
(c)
determine the number of shares of Stock or value thereof to be subject to an Award;
(d)
establish the terms and conditions of each Award (including the Option Price of any Option or the purchase price for Restricted Stock), the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of an Award or the shares of Stock subject thereto, and the treatment of an Award in the event of a Change in Control (subject to applicable agreements);
(e)
prescribe the form of any Award Agreement evidencing an Award; and
(f)
subject to the limitation on repricing in Section 3.4, amend, modify or supplement the terms of any outstanding Award, which authority shall include the authority, in order to effectuate the purposes of the Plan but without amending the Plan, to make Awards or to modify outstanding Awards made to eligible natural persons who are foreign nationals or are natural persons who are employed outside the United States to reflect differences in local law, tax policy, or custom, provided that, notwithstanding the foregoing, no amendment, modification or supplement of the terms of any outstanding Award shall, without the consent of the Grantee thereof, impair such Grantee’s rights under such Award.

The Committee shall have the right, in its discretion, to make Awards in substitution or exchange for any award granted under another compensatory plan of the Company, an Affiliate, or any business entity acquired or to be acquired by the Company or an Affiliate or with which the Company or an Affiliate has combined or will combine.

3.3.2
Forfeiture; Recoupment.

The Committee may reserve the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee with respect to an Award thereunder on account of actions taken by, or failed to be taken by, such Grantee in violation or breach of or in conflict with any (a) employment agreement, (b) non-competition agreement, (c) agreement prohibiting solicitation of Employees or clients of the Company or an Affiliate, (d) confidentiality obligation with respect to the Company or an Affiliate, (e) Company policy or procedure, (f) other agreement, or (g) any other obligation of such Grantee to the Company or an Affiliate, as and to the extent specified in such Award Agreement. The Committee may annul an outstanding Award if the Grantee thereof is an Employee of the Company or an Affiliate and is terminated for Cause as defined in the Plan or the applicable Award Agreement or for “cause” as defined in any other agreement between the Company or such Affiliate and such Grantee, as applicable.

Any Award granted pursuant to the Plan shall be subject to mandatory repayment by the Grantee to the Company to the extent the Grantee is, or in the future becomes, subject to (a) any Company “clawback” or recoupment policy that is adopted to comply with the requirements of any Applicable Law, rule or regulation, or otherwise, or (b) any law, rule or regulation which imposes mandatory recoupment, under circumstances set forth in such law, rule or regulation.

3.4
No Repricing Without Stockholder Approval.

Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, distribution (whether in the form of cash, shares of Stock, other securities or other property), stock split, extraordinary cash dividend, recapitalization, change in control, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares of Stock or other securities or similar transaction), the Company may not, without obtaining stockholder approval: (a) amend the terms of outstanding Options or SARs to reduce the exercise price of such outstanding Options or SARs; (b) cancel outstanding Options or SARs in exchange for or substitution of Options or SARs with an exercise price that is less than the exercise price of the original Options or SARs; or (c) cancel outstanding Options or SARs with an exercise price above the current stock price in exchange for cash or other securities. Notwithstanding the foregoing, in no event may the Committee grant Options in replacement of Options previously granted under this Plan or any other compensation plan of the Company or cancel an outstanding Option in exchange for cash or other Awards (other than cash or other Awards with a value equal to the excess of the Fair Market Value of the Stock subject to such Option at the time of cancellation over the exercise or grant price for such Stock), or may the Committee amend outstanding Options (including amendments to adjust an Option price) unless such replacement or adjustment (i) is subject to and approved by the Company's stockholders or (ii) would not be deemed to be a repricing under the rules of the New York Stock Exchange.

3.5
Deferral Arrangement.

The Committee may permit or require the deferral of any payment pursuant to any Award into a deferred compensation arrangement, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest or Dividend Equivalent Rights and, in connection therewith, provisions for converting such credits into Stock Units and for restricting deferrals to comply with hardship distribution rules affecting tax-qualified retirement plans subject to Code Section 401(k)(2)(B)(IV), provided that no Dividend Equivalent Rights may be granted in connection with, or related to, an Award of Options or SARs. Any such deferrals shall be made in a manner that complies with Code Section 409A, including, if applicable, with respect to when a Separation from Service occurs as defined under Section 409A.

3.6
No Liability.

No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award or Award Agreement.

3.7
Registration; Share Certificates.

Notwithstanding any provision of the Plan to the contrary, the ownership of the shares of Stock issued under the Plan may be evidenced in such a manner as the Committee, in its sole discretion, deems appropriate, including by book-entry or direct registration (including transaction advices) or the issuance of one or more share certificates.

4.
STOCK SUBJECT TO THE PLAN
4.1
Number of Shares of Stock Available for Awards.

Subject to such additional shares of Stock as shall be available for issuance under the Plan pursuant to Section 4.2, and subject to adjustment pursuant to Section 17, the maximum number of shares of Stock available for issuance under the Plan shall not exceed Seven Million Two Hundred Fifty Thousand (7,250,000) shares of Stock. Such shares of Stock may be authorized and unissued shares of Stock or treasury shares of Stock or any combination of the foregoing, as may be determined from time to time by the Board or by the Committee. Any of the shares of Stock available for issuance under the Plan may be used for any type of Award under the Plan.

4.2
Adjustments in Authorized Shares of Stock.

In connection with mergers, reorganizations, separations, or other transactions to which Code Section 424(a) applies, the Committee shall have the right to cause the Company to assume awards previously granted under a compensatory plan by another business entity that is a party to such transaction and to substitute Awards under the Plan for such awards. The number of shares of Stock available for issuance under the Plan pursuant to Section 4.1 shall be increased by the number of shares of Stock subject to any such assumed awards and substitute Awards. Shares available for issuance under a shareholder-approved plan of a business entity that is a party to such transaction (as appropriately adjusted, if necessary, to reflect such transaction) may be used for Awards under the Plan and shall not reduce the number of shares of Stock otherwise available for issuance under the Plan, subject to applicable rules of any Stock Exchange on which the Stock is listed.

4.3
Share Usage.

Shares covered by an Award shall be counted as of the Grant Date for purposes of calculating the number of shares available for issuance under Section 4.1. The target number of shares issuable under a Performance Share grant shall be counted against the share issuance limit set forth in Section 4.1 as of the Grant Date, but such number shall be adjusted to equal the actual number of shares issued upon settlement of the Performance Shares to the extent different from such target number of shares. If any shares covered by an Award are not purchased or are forfeited or expire, or if an Award otherwise terminates without delivery of any Stock subject thereto or is settled in cash in lieu of shares, then the number of shares of Stock counted against the aggregate number of shares available under the Plan with respect to such Award shall, to the extent of any such forfeiture, termination, or expiration again be available for making Awards under the Plan. If the exercise price of any Option or the tax withholding obligations of any Award granted under the Plan is satisfied by tendering shares of Stock to the Company (by either actual delivery or by attestation), only the number of shares of Stock issued net of the shares of Stock tendered shall be deemed delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan.

5.
TERM; AMENDMENT AND TERMINATION
5.1
Term.

The Plan shall terminate automatically ten (10) years after the Effective Date and may be terminated on any earlier date as provided in Section 5.2.

5.2
Amendment and Termination.

The Board may, at any time and from time to time, amend, suspend or terminate the Plan as to any shares of Stock as to which Awards have not been made. The effectiveness of any amendment to the Plan shall be contingent on approval of such amendment by the Company’s stockholders to the extent provided by the Board or required by Applicable Laws (including the rules of any Stock Exchange on which the Stock is then listed). No amendment, suspension or termination of the Plan shall impair rights or obligations under any Award theretofore made under the Plan without the consent of the Grantee thereof.

6.
AWARD ELIGIBILITY AND LIMITATIONS
6.1
Eligible Grantees.

Subject to this Section 6, Awards may be made under the Plan to (i) any Service Provider, as the Committee shall determine and designate from time to time and (ii) any other individual whose participation in the Plan is determined to be in the best interests of the Company by the Committee.

6.2
Limitation on Shares of Stock Subject to Awards and Cash Awards.

During any time when the Company has a class of equity securities registered under Section 12 of the Exchange Act, the maximum number of shares of Common Stock that may be granted to any non-employee director of the Company pursuant to Awards in any calendar year shall be limited to a number that, combined with any cash fees or other compensation paid to such non-employee director during such calendar year, shall not exceed $500,000 in total value, with the value of any such non-employee director awards based on the grant date fair value of such Awards for financial reporting; provided, however, that the foregoing limitations shall not apply to the extent that the non-employee director has been or becomes an Employee during the calendar year. For the avoidance of doubt, the limits in this section do not apply to compensation to a non-employee director for service to the Company other than service as a member of the Board or a committee of the Board.

6.3
Stand-Alone, Additional, Tandem and Substitute Awards.

Subject to Section 3.4, Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, (a) any other Award, (b) any award granted under another plan of the Company, an Affiliate, or any business entity that has been a party to a transaction with the Company or an Affiliate, or (c) any other right of a Grantee to receive payment from the Company or an Affiliate. Such additional, tandem and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award, or for an award granted under another plan of the Company, an Affiliate, or any business entity that has been a party to a transaction with the Company or an Affiliate, the Committee shall require the surrender of such other Award or award under such other plan in consideration for the grant of such substitute or exchange Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash payments under other plans of the Company or an Affiliate. Notwithstanding Section 8.1 and Section 9.1, but subject to Section 3.4, the Option Price of an Option or the SAR Price of a SAR that is a Substitute Award may be less than one hundred percent (100%) of the Fair Market Value of a share of Stock on the original Grant Date; provided that such Option Price or SAR Price is determined in a manner consistent with Code Section 409A.

7.
AWARD AGREEMENT

Each Award granted pursuant to the Plan shall be evidenced by an Award Agreement, which shall be in such form or forms as the Committee shall from time to time determine. Award Agreements employed under the Plan from time to time or at the same time need not contain similar provisions, but shall be consistent with the terms of the Plan.

8.
TERMS AND CONDITIONS OF OPTIONS
8.1
Option Price.

The Option Price of each Option shall be fixed by the Committee and stated in the Award Agreement evidencing such Option. Except in the case of Substitute Awards, the Option Price of each Option shall be at least the Fair Market Value of one (1) share of Stock on the Grant Date. In no case shall the Option Price of any Option be less than the par value of a share of Stock.

8.2
Vesting.

Subject to Sections 8.3 and 18.3, each Option granted under the Plan shall become exercisable at such times and under such conditions as shall be determined by the Committee and stated in the Award Agreement, in another agreement with the Grantee or otherwise in writing.

8.3
Term.

Each Option granted under the Plan shall terminate, and all rights to purchase shares of Stock thereunder shall cease, upon the expiration of ten (10) years from the Grant Date of such Option, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Committee and stated in the Award Agreement relating to such Option; provided that, to the extent deemed necessary or appropriate by the Committee to reflect differences in local law, tax policy, or custom with respect to any Option granted to a Grantee who is a foreign national or is a natural person who is employed outside the United States, such Option may terminate, and all rights to purchase shares of Stock thereunder may cease, upon the expiration of such period longer than ten (10) years from the Grant Date of such Option as the Committee shall determine.

8.4
Termination of Service.

Each Award Agreement with respect to the grant of an Option shall set forth the extent to which the Grantee thereof, if at all, shall have the right to exercise such Option following termination of such Grantee’s Service. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service.

8.5
Limitations on Exercise of Option.

Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, after the occurrence of an event referred to in Section 18 which results in the termination of such Option.

8.6
Method of Exercise.

Subject to the terms of Section 12 and Section 19.4, an Option that is exercisable may be exercised by the Grantee’s delivery to the Company or its designee or agent of notice of exercise on any business day, at the Company’s principal office or the office of such designee or agent, on the form specified by the Company and in accordance with any additional procedures specified by the Committee. Such notice shall specify the number of shares of Stock with respect to which such Option is being exercised and shall be accompanied by payment in full of the Option Price of the shares of Stock for which such Option is being exercised plus the amount (if any) of federal and/or other taxes which the Company may, in its judgment, be required to withhold with respect to the exercise of such Option.

8.7
Rights of Holders of Options.

Unless otherwise stated in the applicable Award Agreement, a Grantee or other person holding or exercising an Option shall have none of the rights of a stockholder of the Company (for example, the right to receive cash or dividend payments or distributions attributable to the shares of Stock subject to such Option, to direct the voting of the shares of Stock subject to such Option, or to receive notice of any meeting of the Company’s stockholders) until the shares of Stock subject thereto are fully paid and issued to such Grantee or other person. Except as provided in Section 18, no adjustment shall be made for dividends, distributions or other rights with respect to any shares of Stock subject to an Option for which the record date is prior to the date of issuance of such shares of Stock.

8.8
Delivery of Stock.

Promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price with respect thereto, such Grantee shall be entitled to receive such evidence of such Grantee’s ownership of the shares of Stock subject to such Option as shall be consistent with Section 3.7.

8.9
Transferability of Options.

Except as provided in Section 8.10, during the lifetime of a Grantee of an Option, only such Grantee (or, in the event of such Grantee’s legal incapacity or incompetency, such Grantee’s guardian or legal representative) may exercise such Option. Except as provided in Section 8.10, no Option shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.

8.10
Family Transfers.

If authorized in the applicable Award Agreement and by the Committee, in its sole discretion, a Grantee may transfer, not for value, all or part of an Option to any Family Member. For the purpose of this Section 8.10, a transfer “not for value” is a transfer which is (a) a gift, (b) a transfer under a domestic relations order in settlement of marital property rights or (c) unless Applicable Laws do not permit such transfer, a transfer to an entity in which more than fifty percent (50%) of the voting interests are owned by Family Members (and/or the Grantee) in exchange for an interest in such entity. Following a transfer under this Section 8.10, any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to such transfer, and the shares of Stock acquired pursuant to such Option shall be subject to the same restrictions with respect to transfers of such shares of Stock as would have applied to the Grantee thereof. Subsequent transfers of transferred Options shall be prohibited except to Family Members of the original Grantee in accordance with this Section 8.10 or by will or the laws of descent and distribution. The provisions of Section 8.4 relating to termination of Service shall continue to be applied with respect to the original Grantee of the Option, following which such Option shall be exercisable by the transferee only to the extent, and for the periods specified, in Section 8.4.

9.
TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS
9.1
Right to Payment and Grant Price.

A SAR shall confer on the Grantee to whom it is granted a right to receive, upon exercise thereof, the excess of (x) the Fair Market Value of one (1) share of Stock on the date of exercise over (y) the per share exercise price of such SAR (the “SAR Price”) as determined by the Committee. The Award Agreement for a SAR shall specify the SAR Price, which shall be no less than the Fair Market Value of one (1) share of Stock on the Grant Date of such SAR. SARs may be granted in tandem with all or part of an Option granted under the Plan or at any subsequent time during the term of such Option, in combination with all or any part of any other Award or without regard to any Option or other Award; provided that a SAR that is granted subsequent to the Grant Date of a related Option must have a SAR Price that is no less than the Fair Market Value of one (1) share of Stock on the Grant Date of such SAR.

9.2
Other Terms.

The Committee shall determine, on the Grant Date or thereafter, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future Service requirements), the time or times at which SARs shall cease to be or become exercisable following termination of Service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which shares of Stock shall be delivered or deemed to be delivered to Grantees, whether or not a SAR shall be granted in tandem or in combination with any other Award, and any and all other terms and conditions of any SAR.

9.3
Term.

Each SAR granted under the Plan shall terminate, and all rights thereunder shall cease, upon the expiration of ten (10) years from the Grant Date of such SAR or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Committee and stated in the Award Agreement relating to such SAR.

9.4
Transferability of SARS.

Except as provided in Section 9.5, during the lifetime of a Grantee of a SAR, only the Grantee (or, in the event of such Grantee’s legal incapacity or incompetency, such Grantee’s guardian or legal representative) may exercise such SAR. Except as provided in Section 9.5, no SAR shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.

9.5
Family Transfers.

If authorized in the applicable Award Agreement and by the Committee, in its sole discretion, a Grantee may transfer, not for value, all or part of a SAR to any Family Member. For the purpose of this Section 9.5, a transfer “not for value” is a transfer which is (a) a gift, (b) a transfer under a domestic relations order in settlement of marital property rights or (c) unless Applicable Laws do not permit such transfer, a transfer to an entity in which more than fifty percent (50%) of the voting interests are owned by Family Members (and/or the Grantee) in exchange for an interest in such entity. Following a transfer under this Section 9.5, any such SAR shall continue to be subject to the same terms and conditions as were in effect immediately prior to such transfer, and shares of Stock acquired pursuant to a SAR shall be subject to the same restrictions on transfers of such shares of Stock as would have applied to the Grantee or such SAR. Subsequent transfers of transferred SARs shall be prohibited except to Family Members of the original Grantee in accordance with this Section 9.5 or by will or the laws of descent and distribution.

10.
TERMS AND CONDITIONS OF RESTRICTED STOCK AND STOCK UNITS
10.1
Grant of Restricted Stock or Stock Units.

Awards of Restricted Stock and Stock Units may be made for consideration or for no consideration, other than the par value of the shares of Stock, which shall be deemed paid by past Service or, if so provided in the related Award Agreement or a separate agreement, the promise by the Grantee to perform future Service to the Company or an Affiliate.

10.2
Restrictions.

At the time a grant of Restricted Stock or Stock Units is made, the Committee may, in its sole discretion, (a) establish a period of time (a “Restricted Period”) applicable to such Restricted Stock or Stock Units and (b) prescribe restrictions in addition to or other than the expiration of the Restricted Period, including the achievement of corporate or individual performance goals, which may be applicable to all or any portion of such Restricted Stock or Stock Units as provided in Section 14. Awards of Restricted Stock and Stock Units may not be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restricted Period or prior to the satisfaction of any other restrictions prescribed by the Committee with respect to such Awards.

10.3
Registration; Restricted Share Certificates.

Pursuant to Section 3.7, to the extent that ownership of Restricted Stock is evidenced by a book-entry registration or direct registration (including transaction advices), such registration shall be notated to evidence the restrictions imposed on such Award of Restricted Stock under the Plan and the applicable Award Agreement. Subject to Section 3.7 and the immediately following sentence, the Company may issue, in the name of each Grantee to whom Restricted Stock has been granted, share certificates representing the total number of shares of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date of such Restricted Stock. The Committee may provide in an Award Agreement with respect to an Award of Restricted Stock that either (a) the Secretary of the Company shall hold such share certificates for such Grantee’s benefit until such time as such shares of Restricted Stock are forfeited to the Company or the restrictions applicable thereto lapse and such Grantee shall deliver a stock power to the Company with respect to each share certificate, or (b) such share certificates shall be delivered to such Grantee, provided that such share certificates shall bear legends that comply with applicable securities laws and regulations and make appropriate reference to the restrictions imposed on such Award of Restricted Stock under the Plan and such Award Agreement.

10.4
Rights of Holders of Restricted Stock.

Unless the Committee otherwise provides in an Award Agreement, holders of Restricted Stock shall have the right to vote such shares of Restricted Stock and the right to receive any dividends declared or paid with respect to such shares of Restricted Stock. The Committee may provide that any dividends paid on Restricted Stock must be reinvested in shares of Stock, which may or may not be subject to the same vesting conditions and restrictions as the vesting conditions and restrictions applicable to such Restricted Stock. Dividends paid on Restricted Stock which vests or is earned based upon the achievement of performance goals shall not vest unless such performance goals for such Restricted Stock are achieved, and if such performance goals are not achieved, the Grantee of such Restricted Stock shall promptly forfeit and repay to the Company such dividend payments. All stock distributions, if any, received by a Grantee with respect to Restricted Stock as a result of any stock split, stock dividend, combination of stock, or other similar transaction shall be subject to the vesting conditions and restrictions applicable to such Restricted Stock.

10.5
Rights of Holders of Stock Units.
10.5.1
Voting and Dividend Rights.

Holders of Stock Units shall have no rights as stockholders of the Company (for example, the right to receive cash or dividend payments or distributions attributable to the shares of Stock subject to such Stock Units, to direct the voting of the shares of Stock subject to such Stock Units, or to receive notice of any meeting of the Company’s stockholders). The Committee may provide in an Award Agreement evidencing a grant of Stock Units that the holder of such Stock Units shall be entitled to receive, upon the Company’s payment of a cash dividend on its outstanding shares of Stock, a cash payment for each such Stock Unit which is equal to the per-share dividend paid on such shares of Stock. Dividends paid on Stock Units which vest or are earned based upon the achievement of performance goals shall not vest unless such performance goals for such Stock Units are achieved, and if such performance goals are not achieved, the Grantee of such Stock Units shall promptly forfeit and repay to the Company such dividend payments. Such Award Agreement also may provide that such cash payment shall be deemed reinvested in additional Stock Units at a price per unit equal to the Fair Market Value of a share of Stock on the date on which such cash dividend is paid. Such cash payments paid in connection with Stock Units which vest or are earned based upon the achievement of performance goals shall not vest unless such performance goals for such Stock Units are achieved, and if such performance goals are not achieved, the Grantee of such Stock Units shall promptly forfeit and repay to the Company such cash payments.

10.5.2
Creditor’s Rights.

A holder of Stock Units shall have no rights other than those of a general unsecured creditor of the Company. Stock Units represent unfunded and unsecured obligations of the Company, subject to the terms and conditions of the applicable Award Agreement.

10.6
Termination of Service.

Unless the Committee otherwise provides in an Award Agreement, in another agreement with the Grantee or otherwise in writing after such Award Agreement is entered into, but prior to termination of Grantee’s Service, upon the termination of such Grantee’s Service, any Restricted Stock or Stock Units held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited. Upon forfeiture of such Restricted Stock or Stock Units, the Grantee thereof shall have no further rights with respect thereto, including any right to vote such Restricted Stock or any right to receive dividends with respect to such Restricted Stock or Stock Units.

10.7
Purchase of Restricted Stock and Shares of Stock Subject to Stock Units.

The Grantee of an Award of Restricted Stock or vested Stock Units shall be required, to the extent required by Applicable Laws, to purchase such Restricted Stock or the shares of Stock subject to such vested Stock Units from the Company at a purchase price equal to the greater of (x) the aggregate par value of the shares of Stock represented by such Restricted Stock or such vested Stock Units or (y) the purchase price, if any, specified in the Award Agreement relating to such Restricted Stock or such vested Stock Units. Such purchase price shall be payable in a form provided in Section 12 or, in the sole discretion of the Committee, in consideration for Service rendered or to be rendered to the Company or an Affiliate.

10.8
Delivery of Shares of Stock.

Upon the expiration or termination of any Restricted Period and the satisfaction of any other conditions prescribed by the Committee, including but not limited to any delayed delivery period, the restrictions applicable to Restricted Stock or Stock Units settled in shares of Stock shall lapse, and, unless otherwise provided in the applicable Award Agreement, a book-entry or direct registration (including transaction advices) or a share certificate evidencing ownership of such shares of Stock shall, consistent with Section 3.7, be issued, free of all such restrictions, to the Grantee thereof or such Grantee’s beneficiary or estate, as the case may be. Neither the Grantee, nor the Grantee’s beneficiary or estate, shall have any further rights with regard to a Stock Unit once the shares of Stock represented by such Stock Unit have been delivered in accordance with this Section 10.8.

11.
TERMS AND CONDITIONS OF UNRESTRICTED STOCK AWARDS AND OTHER EQUITY-BASED AWARDS
11.1
Unrestricted Stock Awards.

The Committee may, in its sole discretion, grant (or sell at the par value of a share of Stock or at such other higher purchase price as shall be determined by the Committee) an Award to any Grantee pursuant to which such Grantee may receive shares of Stock free of any restrictions (“Unrestricted Stock”) under the Plan. Unrestricted Stock Awards may be granted or sold to any Grantee as provided in the immediately preceding sentence in respect of past Service or, if so provided in the related Award Agreement or a separate agreement, the promise by the Grantee to perform future Service, to the Company or an Affiliate or other valid consideration, or in lieu of, or in addition to, any cash compensation due to such Grantee.

11.2
Other Equity-Based Awards.

The Committee may, in its sole discretion, grant Awards in the form of Other Equity-Based Awards, as deemed by the Committee to be consistent with the purposes of the Plan. Awards granted pursuant to this Section 11.2 may be granted with vesting, value and/or payment contingent upon the achievement of one or more performance goals. The Committee shall determine the terms and conditions of Other Equity-Based Awards at the Grant Date or thereafter. Unless the Committee otherwise provides in an Award Agreement, in another agreement with the Grantee, or otherwise in writing after such Award Agreement is issued, upon the termination of a Grantee’s Service, any Other Equity-Based Awards held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited. Upon forfeiture of any Other Equity-Based Award, the Grantee thereof shall have no further rights with respect to such Other Equity-Based Award.

12.
FORM OF PAYMENT FOR OPTIONS AND RESTRICTED STOCK
12.1
General Rule.

Payment of the Option Price for the shares of Stock purchased pursuant to the exercise of an Option or the purchase price, if any, for Restricted Stock shall be made in cash or in cash equivalents acceptable to the Company.

12.2
Surrender of Shares of Stock.

To the extent that the applicable Award Agreement so provides, payment of the Option Price for shares of Stock purchased pursuant to the exercise of an Option or the purchase price, if any, for Restricted Stock may be made all or in part through the tender or attestation to the Company of shares of Stock, which shall be valued, for purposes of determining the extent to which such Option Price or purchase price has been paid thereby, at their Fair Market Value on the date of such tender or attestation.

12.3
Cashless Exercise.

To the extent permitted by Applicable Laws and to the extent the Award Agreement so provides, payment of the Option Price for shares of Stock purchased pursuant to the exercise of an Option may be made all or in part by delivery (on a form acceptable to the Committee) of an irrevocable direction to a licensed securities broker acceptable to the Company to sell shares of Stock and to deliver all or part of the proceeds of such sale to the Company in payment of such Option Price and any withholding taxes described in Section 19.4, or, with the consent of the Company, by issuing the number of shares of Stock equal in value to the difference between such Option Price and the Fair Market Value of the shares of Stock subject to the portion of such Option being exercised.

12.4
Other Forms of Payment.

To the extent the Award Agreement so provides and/or unless otherwise specified in an Award Agreement, payment of the Option Price for shares of Stock purchased pursuant to exercise of an Option or the purchase price, if any, for Restricted Stock may be made in any other form that is consistent with Applicable Laws, including (a) Service by the Grantee thereof to the Company or an Affiliate and (b) by withholding shares of Stock that would otherwise vest or be issuable in an amount equal to the Option Price or purchase price and the required tax withholding amount.

13.
TERMS AND CONDITIONS OF DIVIDEND EQUIVALENT RIGHTS
13.1
Dividend Equivalent Rights.

A Dividend Equivalent Right is an Award entitling the recipient thereof to receive credits based on cash distributions that would have been paid on the shares of Stock specified in such Dividend Equivalent Right (or other Award to which such Dividend Equivalent Right relates) if such shares of Stock had been issued to and held by the recipient of such Dividend Equivalent Right as of the record date. A Dividend Equivalent Right may be granted hereunder to any Grantee, provided that no Dividend Equivalent Rights may be granted in connection with, or related to, an Award of Options or SARs. The terms and conditions of Dividend Equivalent Rights shall be specified in the Award Agreement therefor. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently (with or without being subject to forfeiture or a repayment obligation) or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional Dividend Equivalent Rights (with or without being subject to forfeiture or a repayment obligation). Any such reinvestment shall be at the Fair Market Value thereof on the date of such reinvestment. Dividend Equivalent Rights may be settled in cash or shares of Stock or a combination thereof, in a single installment or in multiple installments, all as determined in the sole discretion of the Committee. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award. A Dividend Equivalent Right granted as a component of another Award also may contain terms and conditions which are different from the terms and conditions of such other Award, provided that Dividend Equivalent Rights credited pursuant to a Dividend Equivalent Right granted as a component of another Award which vests or is earned based upon the achievement of performance goals shall not vest unless such performance goals for such underlying Award are achieved, and if such performance goals are not achieved, the Grantee of such Dividend Equivalent Rights shall promptly forfeit and repay to the Company payments made in connection with such Dividend Equivalent Rights.

13.2
Termination of Service.

Unless the Committee otherwise provides in an Award Agreement, in another agreement with the Grantee, or otherwise in writing after such Award Agreement is issued, a Grantee’s rights in all Dividend Equivalent Rights shall automatically terminate upon such Grantee’s termination of Service for any reason.

14.
TERMS AND CONDITIONS OF PERFORMANCE-BASED AWARDS
14.1
Grant of Performance-Based Awards.

Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Performance-Based Awards to a Plan participant in such amounts and upon such terms as the Committee shall determine.

14.2
Value of Performance-Based Awards.

Each grant of a Performance-Based Award shall have an actual or target number of shares of Stock or initial value, and/or a cash amount, that is established by the Committee at the time of grant. The Committee shall set performance goals in its discretion which, depending on the extent to which they are achieved, shall determine the value and/or number of shares of Stock, and/or cash, subject to a Performance-Based Award that will be paid out to the Grantee thereof.

14.3
Earning of Performance-Based Awards.

Subject to the terms of the Plan, in particular Section 14.6.2, after the applicable Performance Period has ended, the Grantee of Performance-Based Awards shall be entitled to receive a payout on the Performance-Based Awards, whether in cash, or in the number of shares of stock or value, earned by such Grantee over such Performance Period.

14.4
Form and Timing of Payment of Performance-Based Awards.

Payment of earned Performance-Based Awards may be made in the manner described in the applicable Award Agreement as determined by the Committee. Subject to the terms of the Plan, the Committee, in its sole discretion, may pay earned Performance-Based Awards in the form of cash or shares of Stock (or a combination thereof) equal to the value of such earned Performance-Based Awards and shall pay the Awards that have been earned at the close of the applicable Performance Period, or on such date specified by the Committee after the Committee has determined that the performance goal or goals relating thereto have been achieved; provided that, unless specifically provided in the Award Agreement for such Awards, such payment shall occur no later than the 15th day of the third month following the end of the calendar year in which such Performance Period ends. Any shares of Stock paid out under such Performance-Based Awards may be granted subject to any restrictions deemed appropriate by the Committee. The determination of the Committee with respect to the form of payout of such Performance-Based Awards shall be set forth in the Award Agreement therefor or as otherwise specified by the Committee in approving the payout of such Performance-Based Awards.

14.5
Performance Conditions.

The right of a Grantee to exercise or receive a grant or settlement of any Performance-Based Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions.

14.6
Performance-Based Awards Granted to Designated Covered Employees.

If and to the extent that the Committee determines that a Grantee is eligible for a Performance-Based Award, the grant, exercise and/or settlement of such Award shall be contingent upon achievement of pre-established performance goals and other terms set forth in this Section 14.6.

14.6.1
Performance Goals Generally.

The performance goals for Performance-Based Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 14.6. Performance goals may be objective or discretionary. The Committee may determine that such Awards shall be granted, exercised and/or settled upon achievement of any single performance goal or of two (2) or more performance goals. Performance goals may differ for Awards granted to any one Grantee or to different Grantees or the same goals may be established for a group of Grantees.

14.6.2
Payment of Awards; Other Terms.

Payment of Performance-Based Awards shall be in cash, shares of Stock, or other Awards, including an Award that is subject to additional Service-based vesting, as determined in the sole discretion of the Committee. The Committee may, in its sole discretion, adjust the amount of a payment otherwise to be made in connection with such Awards. The Committee shall specify the circumstances in which such Performance-Based Awards shall be paid or forfeited in the event of termination of Service by the Grantee prior to the end of a Performance Period or settlement of such Awards. In the event payment of the Performance-Based Award is made in the form of another Award subject to Service-based vesting, the Committee shall specify the circumstances in which the payment Award will be paid or forfeited in the event of a termination of Service.

14.6.3
Performance Measures.

The performance goals upon which the payment or vesting of a Performance-Based Award to a Covered Employee may be conditioned may include, but shall not be limited to, the following Performance Measures, with or without adjustment (including pro forma adjustments) and in any combination or derivation thereof:

(a)
Funds from operations, including modified or adjusted funds from operations and FFO per share;

(b)
RevPar, including same-store or comparable RevPar;
(c)
net earnings or net income;
(d)
operating earnings;
(e)
pretax earnings;
(f)
earnings per share;
(g)
share price, including growth measures and relative and/or total stockholder return;
(h)
earnings before interest and taxes;
(i)
earnings before interest, taxes, depreciation and/or amortization;
(j)
earnings before interest, taxes, depreciation and/or amortization as adjusted to exclude any one or more of the following:
•
stock-based compensation expense;
•
income from discontinued operations;
•
gain on cancellation of debt;
•
debt extinguishment and related costs;
•
restructuring, separation and/or integration charges and costs;
•
reorganization and/or recapitalization charges and costs;
•
impairment charges;
•
merger-related events;
•
gain or loss related to investments;
•
sales and use tax settlement; and
•
gain on non-monetary transaction.
(k)
sales or revenue growth;
(l)
gross or operating margins;
(m)
return measures, including return on assets, capital, investment, equity, sales or revenue;

(n)
cash flow, including:
•
operating cash flow;
•
free cash flow, defined as earnings before interest, taxes, depreciation and/or amortization (as adjusted to exclude any one or more of the items that may be excluded pursuant to the Performance Measure specified in clause (h) above) less capital expenditures;
•
levered free cash flow, defined as free cash flow less interest expense;
•
cash flow return on equity; and
•
cash flow return on investment;
(o)
productivity ratios;
(p)
expense targets;
(q)
capital expenditures;
(r)
balance sheet management;
(s)
market share;
(t)
financial ratios as provided in credit agreements of the Company and its subsidiaries;
(u)
working capital targets;
(v)
completion of acquisitions of businesses or companies;
(w)
completion of divestitures and asset sales;
(x)
customer satisfaction; or
(y)
any combination of the foregoing business criteria or any other criteria determined by the Committee, including any financial reporting measures contained in the Company’s public filings.

Performance under any of the foregoing Performance Measures (a) may be used to measure the performance of (i) the Company and its Subsidiaries and other Affiliates as a whole, (ii) the Company, any Subsidiary, and/or any other Affiliate or any combination thereof, or (iii) any one or more business units of the Company, any Subsidiary, and/or any other Affiliate, as the Committee, in its sole discretion, deems appropriate and (b) may be compared to the performance of one or more other companies or one or more published or special indices designated or approved by the Committee for such comparison, as the Committee, in its sole discretion, deems appropriate. In addition, the Committee, in its sole discretion, may select performance under the Performance Measure specified in clause (e) above for comparison to performance under one or more stock market indices designated or approved by the Committee. The Committee also shall have the authority to provide for accelerated vesting of any Performance-Based Award based on the achievement of performance goals pursuant to the Performance Measures specified in this Section 14.

14.6.4
Evaluation of Performance.

The Committee may provide in any Performance-Based Award that any evaluation of performance may include or exclude any of the following events that occur during a Performance Period: (a) asset write-downs; (b) litigation or claims, judgments or settlements; (c) the effect of changes in tax laws, accounting principles or other laws or provisions affecting reported results; (d) any reorganization or restructuring events or programs; (e) extraordinary, non-core, non-operating or non-recurring items; (f) acquisitions or divestitures; (g) foreign exchange gains and losses; (h) tax valuation allowance reversals; (i) impairment expense; (j) environmental expense, (k) changes in the companies selected by the Committee for purposes of comparative performance measures established by the Committee, including, without limitation, mergers, take-private transactions, bankruptcy or delisting.

14.6.5
Adjustment of Performance-Based Awards.

The Committee shall have the sole discretion to adjust Performance-Based Awards, either on a formula or discretionary basis, or on any combination thereof.

15.
Restrictions on Transfer of Shares of Stock
15.1
Right of First Refusal.

Any shares of Stock acquired by, or delivered or issued to, the Grantee under the Plan may be subject to a right of first refusal of the Company as the Board may determine, consistent with Applicable Law. Any such right shall be set forth in an Award Agreement or in a stockholders or other similar agreement.

15.2
Repurchase and Other Rights.

Stock issued upon exercise of an Option or pursuant to an Award of Restricted Stock or Stock Units may be subject to such right of repurchase upon termination of Service or other transfer restrictions as the Board may determine, consistent with Applicable Law. Any additional restrictions shall be set forth in an Award Agreement or in a stockholders or other similar agreement.

15.3
Legend.

In order to enforce the restrictions imposed upon shares of Stock under this Plan or as provided in an Award Agreement, the Board may cause a legend or legends to be placed on any certificate representing shares issued pursuant to this Plan that complies with the applicable securities laws.

16.
PARACHUTE LIMITATIONS

If any Grantee is a “disqualified individual,” as defined in Code Section 280G(c), then, notwithstanding any other provision of the Plan or of any other agreement, contract, or understanding heretofore or hereafter entered into by such Grantee with the Company or an Affiliate, except an agreement, contract, or understanding that expressly addresses Code Section 280G or Code Section 4999 (an “Other Agreement”), and notwithstanding any formal or informal plan or other arrangement for the direct or indirect provision of compensation to the Grantee (including groups or classes of Grantees or beneficiaries of which the Grantee is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Grantee (a “Benefit Arrangement”), any right of the Grantee to any exercise, vesting, payment, or benefit under the Plan shall be reduced or eliminated:

(a)
to the extent that such right to exercise, vesting, payment, or benefit, taking into account all other rights, payments, or benefits to or for the Grantee under the Plan, all Other Agreements, and all Benefit Arrangements, would cause any exercise, vesting, payment, or benefit to the Grantee under the Plan to be considered a “parachute payment” within the meaning of Code Section 280G(b)(2) as then in effect (a “Parachute Payment”); and
(b)
if, as a result of receiving such Parachute Payment, the aggregate after-tax amounts received by the Grantee from the Company under the Plan, all Other Agreements, and all Benefit Arrangements would be less than the maximum after-tax amount that could be received by the Grantee without causing any such payment or benefit to be considered a Parachute Payment.

The Company shall accomplish such reduction by first reducing or eliminating any cash payments (with the payments to be made furthest in the future being reduced first), then by reducing or eliminating any accelerated vesting of Performance-Based Awards, then by reducing or eliminating any accelerated vesting of Options or SARs, then by reducing or eliminating any accelerated vesting of Restricted Stock or Stock Units, then by reducing or eliminating any other remaining Parachute Payments.

17.
REQUIREMENTS OF LAW
17.1
General.

The Company shall not be required to offer, sell or issue any shares of Stock under any Award, whether pursuant to the exercise of an Option or SAR or otherwise, if the offer, sale or issuance of such shares of Stock would constitute a violation by the Grantee, the Company or an Affiliate, or any other person, of any provision of Applicable Laws, including any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any shares of Stock subject to an Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the offering, issuance, sale or purchase of shares of Stock in connection with any Award, no shares of Stock may be offered, issued or sold to the Grantee or any other person under such Award, whether pursuant to the exercise of an Option or SAR or otherwise, unless such listing, registration or qualification shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of such Award. Without limiting the generality of the foregoing, upon the exercise of any Option or any SAR that may be settled in shares of Stock or the delivery of any shares of Stock underlying an Award, unless a registration statement under the Securities Act is in effect with respect to the shares of Stock subject to such Award, the Company shall not be required to offer, sell or issue such shares of Stock unless the Committee shall have received evidence satisfactory to it that the Grantee or any other person exercising such Option or SAR or accepting delivery of such shares may acquire such shares of Stock pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Committee shall be final, binding, and conclusive. The Company may register, but shall in no event be obligated to register, any shares of Stock or other securities issuable pursuant to the Plan pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or a SAR or the issuance of shares of Stock or other securities issuable pursuant to the Plan or any Award to comply with any Applicable Laws. As to any jurisdiction that expressly imposes the requirement that an Option or SAR that may be settled in shares of Stock shall not be exercisable until the shares of Stock subject to such Option or SAR are registered under the securities laws thereof or are exempt from such registration, the exercise of such Option or SAR under circumstances in which the laws of such jurisdiction apply shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

17.2
Rule 16b-3.

During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intention of the Company that Awards pursuant to the Plan and the exercise of Options and SARs granted hereunder that would otherwise be subject to Section 16(b) of the Exchange Act shall qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Committee does not comply with the requirements of such Rule 16b-3, such provision or action shall be deemed inoperative with respect to such Awards to the extent permitted by Applicable Laws and deemed advisable by the Committee, and shall not affect the validity of the Plan. In the event that such Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify the Plan in any respect necessary or advisable in its judgment to satisfy the requirements of, or to permit the Company to avail itself of the benefits of, the revised exemption or its replacement.

18.
EFFECT OF CHANGES IN CAPITALIZATION
18.1
Changes in Stock.

If the number of outstanding shares of Stock is increased or decreased or the shares of Stock are changed into or exchanged for a different number of shares or kind of capital stock or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse stock split, spin-off, combination of stock, exchange of stock, stock dividend or other distribution payable in capital stock, or other increase or decrease in shares of Stock effected without receipt of consideration by the Company occurring after the Effective Date, the number and kinds of shares of stock for which grants of Options and other Awards may be made under the Plan, including the share limits set forth in Section 6.2, shall be adjusted proportionately and accordingly by the Committee. In addition, the number and kind of shares of stock for which Awards are outstanding shall be adjusted proportionately and accordingly by the Committee so that the proportionate interest of the Grantee therein immediately following such event shall, to the extent practicable, be the same as immediately before such event. Any such adjustment in outstanding Options or SARs shall not change the aggregate Option Price or SAR Price payable with respect to shares that are subject to the unexercised portion of such outstanding Options or SARs, as applicable, but shall include a corresponding proportionate adjustment in the per share Option Price or SAR Price, as the case may be. The conversion of any convertible securities of the Company shall not be treated as an increase in shares effected without receipt of consideration. Notwithstanding the foregoing, in the event of any distribution to the Company’s stockholders of securities of any other entity or other assets (including an extraordinary dividend, but excluding a non-extraordinary dividend, declared and paid by the Company) without receipt of consideration by the Company, the Board or the Committee constituted pursuant to Section 3.1.2 shall, in such manner as the Board or the Committee deems appropriate, adjust (a) the number and kind of shares of stock subject to outstanding Awards and/or (b) the aggregate and per share Option Price of outstanding Options and the aggregate and per share SAR Price of outstanding SARs as required to reflect such distribution.

18.2
Reorganization in Which the Company Is the Surviving Entity Which Does not Constitute a Change in Control.

Subject to Section 18.3, if the Company shall be the surviving entity in any reorganization, merger or consolidation of the Company with one or more other entities which does not constitute a Change in Control, any Option or SAR theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to such Option or SAR would have been entitled immediately following such reorganization, merger or consolidation, with a corresponding proportionate adjustment of the per share Option Price or SAR Price so that the aggregate Option Price or SAR Price thereafter shall be the same as the aggregate Option Price or SAR Price of the shares of Stock remaining subject to the Option or SAR as in effect immediately prior to such reorganization, merger, or consolidation. Subject to any contrary language in an Award Agreement or in another agreement with the Grantee, or otherwise set forth in writing, any restrictions applicable to such Award shall apply as well to any replacement shares received by the Grantee as a result of such reorganization, merger or consolidation. In the event of any reorganization, merger or consolidation of the Company referred to in this Section 18.2, Performance-Based Awards shall be adjusted (including any adjustment to the Performance Measures applicable to such Awards deemed appropriate by the Committee) so as to apply to the securities that a holder of the number of shares of Stock subject to the Performance-Based Awards would have been entitled to receive immediately following such reorganization, merger or consolidation.

18.3
Change in Control in which Awards are not Assumed.

Except as otherwise provided in the applicable Award Agreement or in another agreement with the Grantee, or as otherwise set forth in writing, upon the occurrence of a Change in Control in which outstanding Options, SARs, Restricted Stock, Stock Units, Dividend Equivalent Rights or Other Equity-Based Awards are not being assumed or continued, the following provisions shall apply to such Award, to the extent not assumed or continued:

(a)
in each case with the exception of Performance-Based Awards, all outstanding Restricted Stock shall be deemed to have vested, all Stock Units shall be deemed to have vested and the shares of Stock subject thereto shall be delivered, and all Dividend Equivalent Rights shall be deemed to have vested and the shares of Stock subject thereto shall be delivered, immediately prior to the occurrence of such Change in Control, and either of the following two actions shall be taken:
(i)
fifteen (15) days prior to the scheduled consummation of such Change in Control, all Options and SARs outstanding hereunder shall become immediately exercisable and shall remain exercisable for a period of fifteen (15) days, which exercise shall be effective upon such consummation; or
(ii)
the Committee may elect, in its sole discretion, to cancel any outstanding Awards of Options, SARs, Restricted Stock, Stock Units and/or Dividend Equivalent Rights and pay or deliver, or cause to be paid or delivered, to the holder thereof an amount in cash or securities having a value (as determined by the Committee acting in good faith), in the case of Restricted Stock or Stock Units and Dividend Equivalent Rights (for shares of Stock subject thereto), equal to the formula or fixed price per share paid to holders of shares of Stock pursuant to such Change in Control and, in the case of Options or SARs, equal to the product of the number of shares of Stock subject to such Options or SARs (the “Award Stock”) multiplied by the amount, if any, by which (x) the formula or fixed price per share paid to holders of shares of Stock pursuant to such transaction exceeds (y) the Option Price or SAR Price applicable to such Award Stock.
(b)
For Performance-Based Awards, if less than half of the Performance Period has lapsed, such Awards shall be treated as though target performance has been achieved. If at least half the Performance Period has lapsed, actual performance to date shall be determined as of a date reasonably proximal to the date of consummation of the Change in Control as determined by the Committee in its sole discretion, and that level of performance thus determined shall be treated as achieved immediately prior to occurrence of the Change in Control. For purposes of the preceding sentence, if, based on the discretion of the Committee, actual performance is not determinable, the Awards shall be treated as though target performance has been achieved. After application of this Section 18.3(b), if any Awards arise from application of this Section 18, such Awards shall be settled under the applicable provision of Section 18.3(a).
(c)
Other Equity-Based Awards shall be governed by the terms of the applicable Award Agreement.

With respect to the Company’s establishment of an exercise window, (A) any exercise of an Option or SAR during the fifteen (15)-day period referred to above shall be conditioned upon the consummation of the applicable Change in Control and shall be effective only immediately before the consummation thereof, and (B) upon consummation of any Change in Control, the Plan and all outstanding but unexercised Options and SARs shall terminate. The Committee shall send notice of an event that shall result in such a termination to all natural persons and entities who hold Options and SARs not later than the time at which the Company gives notice thereof to its stockholders.

18.4
Change in Control in which Awards are Assumed.

Except as otherwise provided in the applicable Award Agreement or in another agreement with the Grantee, or as otherwise set forth in writing, upon the occurrence of a Change in Control in which outstanding Options, SARs, Restricted Stock, Stock Units, Dividend Equivalent Rights or Other Equity-Based Awards are being assumed or continued, the following provisions shall apply to such Award, to the extent assumed or continued:

The Plan and the Options, SARs, Restricted Stock, Stock Units, Dividend Equivalent Rights and Other Equity-Based Awards granted under the Plan shall continue in the manner and under the terms so provided in the event of any Change in Control to the extent that provision is made in writing in connection with such Change in Control for the assumption or continuation of such Options, SARs, Restricted Stock, Stock Units, Dividend Equivalent Rights and Other Equity-Based Awards, or for the substitution for such Options, SARs, Restricted Stock, Stock Units, Dividend Equivalent Rights and Other Equity-Based Awards of new common stock options, stock appreciation rights, restricted stock, common stock units, dividend equivalent rights and other equity-based awards relating to the stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number of shares (disregarding any consideration that is not common stock) and option and stock appreciation rights exercise prices.

18.5
Adjustments

Adjustments under this Section 18 related to shares of Stock or other securities of the Company shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share. The Committee may provide in the applicable Award Agreement at the time of grant, in another agreement with the Grantee, or otherwise in writing at any time thereafter with the consent of the Grantee, for different provisions to apply to an Award in place of those provided in Sections 18.1, 18.2, 18.3 and 18.4. This Section 18 shall not limit the Committee’s ability to provide for alternative treatment of Awards outstanding under the Plan in the event of a change in control event involving the Company that is not a Change in Control.

18.6
No Limitations on Company.

The making of Awards pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets (including all or any part of the business or assets of any Subsidiary or other Affiliate) or engage in any other transaction or activity.

19.
GENERAL PROVISIONS
19.1
RESERVED.
19.2
Disclaimer of Rights.

No provision in the Plan or in any Award or Award Agreement shall be construed to confer upon any individual the right to remain in the employ or Service of the Company or an Affiliate, or to interfere in any way with any contractual or other right or authority of the Company or an Affiliate either to increase or decrease the compensation or other payments to any natural person or entity at any time, or to terminate any employment or other relationship between any natural person or entity and the Company or an Affiliate. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, in another agreement with the Grantee, or otherwise in writing, no Award granted under the Plan shall be affected by any change of duties or position of the Grantee thereof, so long as such Grantee continues to provide Service. The obligation of the Company to pay any benefits pursuant to the Plan shall be interpreted as a contractual obligation to pay only those amounts provided herein, in the manner and under the conditions prescribed herein. The Plan and Awards shall in no way be interpreted to require the Company to transfer any amounts to a third-party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms of the Plan.

19.3
Nonexclusivity of the Plan.

Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as the Board in its discretion determines desirable.

19.4
Withholding Taxes.

The Company or an Affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any federal, state, or local taxes of any kind required by law to be withheld with respect to the vesting of or other lapse of restrictions applicable to an Award or upon the issuance of any shares of Stock upon the exercise of an Option or pursuant to any other Award. At the time of such vesting, lapse, or exercise, the Grantee shall pay in cash to the Company or an Affiliate, as the case may be, any amount that the Company or such Affiliate may reasonably determine to be necessary to satisfy such withholding obligation; provided that if there is a same-day sale of shares of Stock subject to an Award, the Grantee shall pay such withholding obligation on the day on which such same-day sale is completed. Subject to the prior approval of the Company or an Affiliate, which may be withheld by the Company or such Affiliate, as the case may be, in its sole discretion, the Grantee may elect to satisfy such withholding obligation, in whole or in part, (a) by causing the Company or such Affiliate to withhold shares of Stock otherwise issuable to the Grantee or (b) by delivering to the Company or such Affiliate shares of Stock already owned by the Grantee. The shares of Stock so withheld or delivered shall have an aggregate Fair Market Value equal to such withholding obligation. The Fair Market Value of the shares of Stock used to satisfy such withholding obligation shall be determined by the Company or such Affiliate as of the date on which the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this Section 19.4 may satisfy such Grantee’s withholding obligation only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements. The maximum number of shares of Stock that may be withheld from any Award to satisfy any federal, state or local tax withholding requirements upon the exercise, vesting, or lapse of restrictions applicable to any Award or payment of shares of Stock pursuant to such Award, as applicable, may not exceed such number of shares of Stock having a Fair Market Value equal to the maximum statutory amount required by the Company or the applicable Affiliate to be withheld and paid to any such federal, state or local taxing authority with respect to such exercise, vesting, lapse of restrictions, or payment of shares of Stock. Notwithstanding Section 2.20 or this Section 19.4, for purposes of determining taxable income and the amount of the related tax withholding obligation pursuant to this Section 19.4, for any shares of Stock subject to an Award that are sold by or on behalf of a Grantee on the same date on which such shares may first be sold pursuant to the terms of the related Award Agreement, the Fair Market Value of such shares shall be the sale price of such shares on such date (or if sales of such shares are effectuated at more than one sale price, the weighted average sale price of such shares on such date), so long as such Grantee has provided the Company, or its designee or agent, with advance written notice of such sale. In such case, the percentage of shares of Stock withheld shall equal the applicable minimum withholding rate.

19.5
Captions.

The use of captions in the Plan or any Award Agreement is for convenience of reference only and shall not affect the meaning of any provision of the Plan or such Award Agreement.

19.6
Construction.

Unless the context otherwise requires, all references in the Plan to “including” shall mean “including without limitation.”

19.7
Other Provisions.

Each Award granted under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Committee, in its sole discretion.

19.8
Number and Gender.

With respect to words used in the Plan, the singular form shall include the plural form and the masculine gender shall include the feminine gender, as the context requires.

19.9
Severability.

If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

19.10
Governing Law.

The validity and construction of the Plan and the instruments evidencing the Awards hereunder shall be governed by, and construed and interpreted in accordance with, the laws of the Commonwealth of Virginia, other than any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan and the instruments evidencing the Awards granted hereunder to the substantive laws of any other jurisdiction.

19.11
Section 409A of the Code.

The Company intends to comply with Code Section 409A, or an exemption to Code Section 409A, with regard to Awards hereunder that constitute nonqualified deferred compensation within the meaning of Code Section 409A. To the extent that the Company determines that a Grantee would be subject to the additional twenty percent (20%) tax imposed on certain nonqualified deferred compensation plans pursuant to Code Section 409A as a result of any provision of any Award granted under the Plan, such provision shall be deemed amended to the minimum extent necessary to avoid application of such additional tax. The nature of any such amendment shall be determined by the Committee.

* * *

To record adoption of the Plan by the Board as of March 23, 2024, effective upon and subject to approval of the Plan by the Company’s shareholders on May 23, 2024, the Company has caused its authorized officer to execute the Plan.

APPLE HOSPITALITY REIT, INC.

By: /s/ Elizabeth S. Perkins	March 23, 2024

Title: Chief Financial Officer

APPLE HOSPITALITY REIT, INC 814 EAST MAIN STREET RICHMOND, VA 23219 Logo SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on May 17, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on May 17, 2023. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V05137-P84013 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. APPLE HOSPITALITY REIT, INC. For All Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees:01) Glenn W. Bunting 02) Jon A. Fosheim 03) Kristian M. Gathright 04) Carolyn B. Handlon 05) Glade M. Knight 06) Justin G. Knight 07) Blythe J. McGarvie 08) L. Hugh Redd 09) Howard E. Woolley The Board of Directors recommends you vote FOR the following proposals 2 and 3: 2. Ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm to serve for 2023. 3. Approval on an advisory basis of executive compensation paid by the Company. For Against Abstain The Board of Directors recommends you vote 1 Year on the following proposal 4: 1 Year 2 Years 3 Years Abstain 4. Approval on an advisory basis on the frequency of the advisory vote on executive compensation NOTE: In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. Apple Hospitality REIT, Inc. Annual Meeting of Shareholders May 18, 2023 9:00 AM EDT This proxy is solicited by the Board of Directors This proxy is solicited by the Board of Directors. The undersigned hereby appoints Justin Knight and Matthew Rash as Proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated below, all common shares of Apple Hospitality REIT, Inc. held by the undersigned on March 20, 2023, at the Annual Meeting of Shareholders at the Courtyard and Residence Inn Richmond Downtown, located at 1320 East Cary Street, Richmond, Virginia 23219, on Thursday, May 18, 2023 at 9:00 AM Eastern Daylight Time, or any adjournment thereof. If one of the director nominees specified on the reverse side ceases to be available for election as a director, discretionary authority may be exercised by the Proxies named herein to vote for a substitute. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE NOMINEES LISTED IN PROPOSAL 1, "FOR" PROPOSALS 2 AND 3, AND "1 YEAR" FOR PROPOSAL 4, AND ACCORDING TO THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OF SHAREHOLDERS. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE NOMINEES LISTED IN PROPOSAL 1, "FOR" PROPOSALS 2 AND 3, AND "1 YEAR" FOR PROPOSAL 4, AND ACCORDING TO THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OF SHAREHOLDERS. Continued and to be signed on reverse side